UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-06136

HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Kelly Whetstone, Esq.

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bibb L. Strench, Esq.

Seward & Kissel LLP

901 K Street, NW

Washington, DC 20001

(Name and addresses of agent for service)

Registrant’s telephone number, including area code: (703) 907-5953

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1.	Reports to Stockholders.

Annual Report

December 31, 2014

Our Funds

Daily Income Fund (HDIXX)

Short-Term Government Securities Fund (HOSGX)

Short-Term Bond Fund (HOSBX)

Stock Index Fund (HSTIX)

Value Fund (HOVLX)

Growth Fund (HNASX)

Small-Company Stock Fund (HSCSX)

International Value Fund (HISIX)

The investment commentaries on the following pages were prepared for each fund by its portfolio manager. The views expressed are those of the portfolio manager for each fund as of December 31, 2014, and may have changed since that date. The opinions stated may contain forward-looking statements and discuss the impact of domestic and foreign markets, industry and economic trends, and governmental regulations of the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

Past performance does not guarantee future results.

Investments in fixed-income funds are subject to interest rate, credit and inflation risk. Equity funds, in general, are subject to style risk, the chance that returns on stocks within the style category in which the fund invests will trail returns of stocks representing other styles or the market overall.

Homestead Funds

2014 Annual Report

February 9, 2015

Dear Shareholders:

Homestead Funds’ annual and semi-annual reports typically begin with an introduction from the fund company president. As chairman of your board of directors, I am delighted to take on the role of guest author for this year’s letter and speak with you directly about our exciting progress in 2014.

First, I’d like to introduce you to the new president and CEO of Homestead Funds, Stephen Kaszynski. Steve, who joined us on January 31, 2015, will also serve on the board of directors. He has an extensive background in the investment business, and the diversity of his prior experience will provide a strong foundation. You can read more about Steve on the website, and I expect he will soon pick up the pen and share his thoughts with you here.

Earlier in 2014, Peter Morris, Homestead Funds’ former president and one of the founding equity portfolio managers, announced his retirement, which was effective January 30, 2015. Peter was instrumental in starting Homestead Funds and charting a course for the company’s first quarter century of growth. I am happy to say that he will remain a member of the board of directors.

In anticipation of Peter’s retirement, along with that of senior equity portfolio manager Stuart Teach, we made some changes to the equity team in 2014. Prabha Carpenter, who has been with us since 2002, was promoted from senior equity analyst to co-manager, and we welcomed Gregory Halter as a co-manager. Prabha and Greg will join long-tenured portfolio co-manager Mark Ashton to form the team responsible for day-to-day management of the Value and Small-Company Stock Fund portfolios. On the fixed-income side, Doug Kern has done an exceptional job as portfolio manager of the Short-Term Government Securities and Short-Term Bond Funds and he will stay on in that role.

Also in 2014, we examined the fund company’s core values and unique characteristics, and reconsidered how we present those in our communications. While our look and logo are new, the story they tell is that of our heritage—our roots in the cooperative community and our focus on client relationships. We hope you like the new website and other communications, and that they feel familiar and comfortable to you.

Like me, a number of fund company directors have served on the board since 1990, the year of the fund company’s inception. As we begin our 25th year of operations, we’re steadfast in our support for the company’s mission of providing superior and affordable money management. On behalf of the entire board of directors, I thank you for your continued trust and confidence.

Yours sincerely,

James F. Perna

Chairman of the Board

Homestead Funds

James F. Perna

Chairman of the Board

Daily Income Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Performance

The Daily Income Fund had an annualized return of 0.01 percent for 2014. The seven-day current annualized yield was 0.01 percent at December 31, 2014, unchanged from the end of 2013. Interest income for the fund is netted against operating expenses. With interest income at historic lows, RE Advisers continues to waive fees and/or reimburse expenses to assist the fund in maintaining a positive yield. As long as the Federal Reserve continues to maintain a federal funds rate close to zero, the Daily Income Fund will continue to earn very little interest income, which is the only component of return in a money market fund.

Market Conditions

The U.S. economy regained its footing as 2014 progressed and looks to be on solid ground as we enter 2015. After an unexpected decline in gross domestic product (GDP) of 2.9 percent in the first quarter of 2014, GDP rose at an annual rate of 4.6 percent in the second quarter, and at an annual rate of 5.0 percent in the third quarter—the fastest growth in more than a decade.

The Fed, under the leadership of chairwoman Janet Yellen, who began her term in February of 2014, continued its policy of maintaining historically low short-term interest rates; a policy that was initially established in December 2008. The Fed policy is designed to accomplish its mandate of fostering maximum employment and price stability. As 2014 came to a close, the Fed followed through with its plan to taper its asset purchases by ending the program in October. This sets the stage for a possible increase in short-term rates in 2015.

The Fed has indicated that while the labor market continues to improve, household spending is increasing and business investment in fixed assets is advancing, the housing market recovery is sluggish and inflation remains below the policymaking committee’s long-term objective of 2 percent. On balance, though, with the unemployment rate under 6 percent, the economy growing at an annual rate of 3 percent to 5 percent and weekly initial jobless claims remaining under 300,000, a rise in interest rates to more normalized levels should be expected. As far as timing, the Fed has judged that it can be patient in normalizing monetary policy, based on its view of conditions at year-end.

Outlook

Barring any unforeseen jolts to economic growth or issues related to global political stability, 2015 may finally be the year that the economy enters a post-Great Recession growth phase that is strong enough to support a normalization of interest rates. In such an environment, short-term, risk-free rates should approximate the rate of inflation, and longer term rates should reflect a term premium. In such an environment, investors in money market funds likely would begin to see an income component on their investment.

Looking ahead, investors in the Daily Income Fund can anticipate a stable share price but little investment return until the Fed allows short-term rates to rise and credit demand increases.

In closing, we want to let shareholders know about recent regulatory developments. In 2014 the Securities and Exchange Commission (SEC) approved amended rules that regulate money market funds. The SEC’s intent is to make the funds less susceptible to widespread redemptions, which can potentially cause the funds to “break the buck.” Money market funds have historically been managed to maintain a constant $1.00 share price. RE Advisers, along with the industry as a whole, are examining the new regulations, most aspects of which take effect in 2016, to determine how the new regulations will impact the fund.

Investment Advisor: RE Advisers

John Szczur

Money Market Portfolio Manager

BS, Business Economics, University of Pittsburgh; MBA, Finance and Investments, George Washington University; MS, Real Estate and Urban Development, American University

2	Performance Evaluation

Daily Income Fund

Average Annual Total Returns (periods ended 12/31/14)

	1 YR %	5 YR %	10 YR %
Daily Income Fund	0.01	0.01	1.38

Yield
Annualized 7-day current yield quoted 12/31/14	0.01%

Security Diversification

	% of Total Investments
	as of 12/31/13	as of 12/31/14
Commercial paper	73.0	71.7
U.S. Government obligations	17.2	17.8
Corporate bonds	0.7	0.9
Short-term and other assets	9.1	9.6
Total	100.0%	100.0%

Maturity

	as of 12/31/13	as of 12/31/14
Average Weighted Maturity	43 days	42 days

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment may be worth more or less than its original cost. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. While the Daily Income Fund seeks to maintain a constant $1.00 per share price, it is possible to lose money investing in the fund. The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do no reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	3

Short-Term Government Securities

and Short-Term Bond Funds

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Performance

The Short-Term Government Securities Fund had a total return of 1.16 percent in 2014, trailing the benchmark’s return of 1.24 percent. While all of the fund’s sectors provided positive performance, the strongest sector by far was the corporate sector, which benefited from the flattening of the yield curve as the generally longer average-life aircraft and other financing issues guaranteed by the Export-Import Bank recovered from their very weak performance in 2013. The fund’s cash position was the largest relative drag on performance.

Positions were added in the corporate sector utilizing FDIC guaranteed certificates of deposit and Export-Import Bank guaranteed issues, in the mortgage-backed sector using fixed- and floating-rate Ginnie Mae securities, and in the government and agency sector using U.S. Treasuries and issues of the Overseas Private Investment Corp. There were no additional investments into the asset-backed or municipal sectors.

The Short-Term Bond Fund had a total return of 1.56 percent in 2014, exceeding its benchmark’s return of 1.51 percent. While all of the fund’s sectors had positive returns, the municipals sector was the standout performer as state and local governments’ finances generally continue to improve and the sector offered more than competitive returns to the high-grade corporate market. The government and agency sector was also very strong, particularly late in the year as credit spreads widened. The fund’s cash position was the largest relative drag on performance.

Significant positions were added in high-grade corporates and asset-backed securities as spreads widened, while the net position in governments and agencies more than doubled during the year as front-end yields rose and volatility increased. There were no additional investments into the mortgage-backed sector.

Market Conditions

The bond market entered 2014 with the expectation of a rise in interest rates due to the onset of Federal Reserve tapering of asset purchases followed by an eventual hike in the federal funds rate. While yields at the front part of the U.S. Treasury yield curve—the two- and three-year area—saw a fairly modest rise in rates during the calendar year, longer-term Treasuries and the rest of the taxable bond market enjoyed meaningful positive returns. While Fed tapering and the end of quantitative easing—as well as the fairly public debate by the Fed’s policy-setting group, the Federal Open Market Committee (FOMC), as to when short rates should be hiked—negatively impacted shorter-term Treasury notes, the longer part of the market benefited from a change in investor psychology as the eventual peak of the federal funds rate is now assumed to be somewhere under 3.5 percent as opposed to north of 4.0 percent, as was forecast in December 2013. While various factors played a role in the positive performance of the market, perhaps no factor was more important than the collapse in the price of crude oil. West Texas crude ended 2013 at a price just above $91 per barrel, rallied to a peak just above $101 in June primarily due to Middle Eastern and Ukrainian turmoil, and then began a slide, which accelerated in the fourth quarter; the price tumbled $36 per barrel to end the year just above $53. The move further exacerbated deflationary fears in Europe, stoking hopes of additional European Central Bank monetary ease via rate cuts and “fed model” quantitative easing. European government bond yields continued to decline and in general ended the year well under U.S. Treasury yields. China’s growth has continued to slow with GDP for the year ended September 30, 2014, up 7.3 percent, the slowest growth since the 6.2 percent rise for the year ended March 30, 2009, coming out of the financial crisis. Japanese monetary stimulus continues with ‘Abenomics’ massive reflation attempt, yet GDP registered an anemic 7 percent growth rate for the twelve months ended September 30, 2014, less than half of the rate in the previous annual period. While the obvious benefits of lower energy costs on the world economy are huge long-term positives, in the short run it highlights fears of demand weakness and the need for additional monetary stimulus outside of the U.S.

In spite of the revised 2.1 percent decline in first quarter GDP, the economy expanded at a 2.7 percent annual rate for the year ended September 30, 2014, modestly stronger than the 2.3 percent growth of the prior year ended September 30, 2013. Job gains averaged a respectable 246,000 per month in 2014 as compared with 194,000 in 2013. The December unemployment rate stands at 5.6 percent versus 6.7 percent in December 2013, while the broader U-6 unemployment rate fell to 11.2 percent from 13.1 percent during the same time period. The Consumer Price Index (CPI) rose at an annual rate of 1.3 percent for the year ended November 30, 2014, modestly higher than the 1.2 percent rise in the year-earlier period. Core CPI (excludes food and energy) rose 1.7 percent at an annual rate in both time periods.

The ISM Manufacturing Index averaged 55.8 in 2014 as compared with 53.9 in 2013. Industrial Production rose at an annual rate of 5.2 percent for the twelve months ended November 30, 2014, compared with 3.2 percent in the year-earlier period. U.S. auto sales continued their strength in 2014 as sales averaged a 16.4 million annual rate as compared with 15.5 million in 2013. Total retail sales for the year rose 3.2 percent compared with 3.8 percent growth in 2013. Housing starts averaged 994,000 for the twelve months ended November 30, 2014, as compared with 925,000 in the previous period. Existing home sales fell modestly during the same period

4	Performance Evaluation

Performance Evaluation  |  Short-Term Government Securities and Short-Term Bond Funds (Continued)

as they averaged a 4.90 million average rate as compared with 5.07 million in the year-earlier period. The University of Michigan Conference sentiment averaged 84.1 in 2014 as compared with 79.2 in 2013.

The FOMC continues to maintain its federal funds target in a range of 0.00 percent to 0.25 percent. The Fed completed its asset purchase program (quantitative easing) on schedule in October. At the December FOMC meeting, the Fed modified its pledge to “keep rates low for a considerable time period after quantitative easing ends” to “based on its current assessment, the FOMC judges that it can be patient in beginning to normalize the stance of monetary policy.” At her post-December FOMC meeting press briefing, chairwoman Janet Yellen defined the word “patient” as meaning no liftoff, at least for the next couple of FOMC meetings, yet Yellen stressed that the liftoff decision is still very much data dependent and that no meeting is completely off the table. The January release of the December FOMC meeting minutes, for the most part, reaffirmed the committee’s commitment to raise rates in 2015, but it is unlikely to do so before the April meeting.

Outlook

This is supposed to be the year when the Fed really does raise the target for its federal funds rate for the first time since 2006. While this writer has argued that this move is long overdue and that a move in the target from 0.00 percent to 0.25 percent up to 1.00 percent would have still been extremely accommodative, the FOMC has chosen to keep the monetary spigots wide open, at least in part because of the dysfunction of Washington politics. Emergency-level interest rates and the likeliness of them remaining there for an extended time certainly played a significant role in our economic recovery, yet the ballooning of the Fed’s balance sheet and de facto encouragement of leveraged positions has a dark side (e.g., the collapse of crude oil). The ultimate cost/benefit to the economy from zero interest rates may ultimately be hard to quantify.

The U.S. economy is certainly doing well compared with Europe and Japan. While the Fed needs to worry about international developments, ultimately monetary policy will be formed by domestic developments. Europe should ultimately benefit from 1) European Central Bank quantitative easing, 2) euro versus U.S. dollar weakness, and 3) lower energy costs. Japan has already embarked on massive quantitative easing and will also enjoy the fruits of 2) and 3). The Fed’s dual mandate of price stability and full employment is still in play. While the recent collapse in oil will drive the CPI lower, the Fed believes it will be transitory and will not impact its 2 percent inflation goal on a permanent basis but will indeed boost economic growth and further the goal of maximum employment. While the broader U-6 unemployment rate seems high at 11.2 percent, the 20-year average is 10.7 percent and, it should be noted, the current rate is below where it was when the Fed tightened in 1994. The drop in oil is like a giant tax cut for both consumers and businesses. It is offset by weakness in the energy-producing states, but on balance it is a large positive for economic growth going forward.

The bond market does not put much stock in the Fed’s current average terminal fed funds rate projection of 3.75 percent nor in the idea that April 2015 is a likely liftoff date for fed funds. Full employment seems hard to declare with average hourly earnings up just 1.7 percent year over year in the December employment report, as well as the twenty-year low of 62.7 percent in the labor participation rate. The Fed’s preferred inflation measure, the Personal Consumption Expenditure Core Price Index, has risen 1.4 percent year over year through November 30, 2014, and seems likely to move further away from the 2.0 percent target. The last important point is the fact that the voting makeup of the FOMC in 2015 is less hawkish, as Fed governors Richard Fischer and Charles Plosser are retiring, while two incoming FOMC voters, Dennis Lockhart and Charles Evans, are in the dovish camp. All of this argues for a later liftoff date than the Fed is suggesting, which the bond market seems to be embracing.

We have further reduced excess liquidity to more normal levels in both bond funds as volatility increased and credit spreads started to widen late in the year for a multitude of reasons, including 1) higher capital levels necessitating less investment bank market-making and inventory levels, 2) the resignation in late September of a well-known West Coast money manager, 3) the mid-October U.S. Treasury market “flash crash,” which saw intra-day yields plunge, and 4) expectations of tighter monetary conditions in 2015. We still believe that even a late 2015 Fed rate hike will be difficult for the market to handle and would expect further jumps in volatility as the year progresses, unless the Fed signals a return to the status quo, a move that seems unlikely as Janet Yellen appears at the margin to want to move monetary policy back to more normal levels. While we have reduced liquidity, we continue to maintain both funds’ durations well below the duration of each fund’s respective benchmark.

Investment Advisor: RE Advisers

Doug Kern, CFA Senior Fixed Income Portfolio Manager BS, Business Administration; MBA Finance, Pennsylvania State University

Performance Evaluation	5

Short-Term Government Securities Fund

Average Annual Total Returns (periods ended 12/31/14)

	1 YR %	5 YR %	10 YR %
Short-Term Government Securities Fund	1.16	1.30	2.54
BofA Merrill Lynch 1-5 Year U.S. Treasury Index	1.24	1.78	3.08

Security Diversification

	% of Total Investments
	as of 12/31/13	as of 12/31/14
Government-guaranteed agencies	50.6	52.9
Corporate bonds	15.3	18.7
U.S. Treasuries	6.5	13.1
Mortgage-backed securities	3.5	4.6
Municipal bonds	5.7	4.4
Asset-backed securities	0.5	0.4
Short-term and other assets	17.9	5.9
Total	100.0%	100.0%

Maturity

	as of 12/31/13	as of 12/31/14
Average Weighted Maturity	2.94 years	2.09 years

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the BofA Merrill Lynch 1-5 Year U.S. Treasury Index made on December 31, 2004.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

6	Performance Evaluation

Short-Term Bond Fund

Average Annual Total Returns (periods ended 12/31/14)

	1 YR %	5 YR %	10 YR %
Short-Term Bond Fund	1.56	3.06	3.85
BofA Merrill Lynch 1-5 Year Corp./Gov. Index	1.51	2.30	3.39

Security Diversification

	% of Total Investments
	as of 12/31/13	as of 12/31/14
Corporate bonds	18.9	25.9
Asset-backed securities	16.2	24.8
Municipal bonds	24.7	24.8
Yankee bonds	13.2	9.1
U.S. Government obligations	3.6	7.9
Mortgage-backed securities	4.7	3.7
Short-term and other assets	18.7	3.8
Total	100.0%	100.0%

Maturity

	as of 12/31/13	as of 12/31/14
Average Weighted Maturity	2.81 years	2.37 years

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the BofA Merrill Lynch 1-5 Year Corp./Gov. Index made on December 31, 2004.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	7

Stock Index Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, Blackrock Fund Advisors

Performance

For the 12 months ended December 31, 2014, the U.S. large-cap market metric and the fund’s benchmark, the Standard & Poor’s (S&P) 500 Index, advanced 13.69 percent, compared with the fund’s return of 13.15 percent. The S&P 500 Index is a market capitalization-weighted index composed of 500 common stocks issued by large-cap companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States. The index is not managed and does not incur any fees. It is not possible to invest directly in the index.

Utilities stocks (+28.73 percent) generated the strongest returns in the S&P 500 Index as the sector benefited from lower interest rates. Health care stocks (+25.34 percent) powered higher in 2014, as did information technology (+20.12 percent), consumer staples (+15.98 percent) and financials (+15.28 percent). Industrials (+9.76 percent), consumer discretionary (+9.67 percent) and materials (+6.91 percent) also performed well for the year. Telecommunications services (+2.43 percent) generated softer gains, while falling oil prices took a toll on the energy sector (-7.66 percent).

During the 12-month period, as changes were made to the composition of the S&P 500 Index, the master portfolio in which the fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Market Conditions

It was an unpleasant start to the year for equity investors. Volatility ticked up amid heightened risks in emerging markets, slowing growth in China and softer economic data in the U.S., while investors braced for the impact of the Federal Reserve scaling back on stimulus. Equity markets around the world declined sharply in January. But the sell-off was short-lived and equities rebounded as uncertainty abated. Notably, relief came in the form of long-term interest rates remaining low even as the Fed reduced its open-market purchases. Additionally, investors were comforted by the Fed’s dovish stance on short-term rates and increasing evidence that the recent weakness in U.S. economic data had been temporary and weather related.

Equity valuations were relatively high in the aftermath of the strong rally in 2013. Nevertheless, investors continued to favor equities in 2014 as bond yields were persistently low. Improving U.S. economic data, strong corporate earnings, and increased merger and acquisition activity propelled market gains, pushing major U.S. stock indexes to all-time highs.

However, the combination of high valuations and expectations of higher interest rates left equities particularly vulnerable to bad news. Volatility increased as tensions between Russia and Ukraine mounted and investors considered the potential implications of economic sanctions. The fragmentation of Iraq led to escalating violence and a spike in oil prices during the summer. A ground war in Gaza, the downing of a civilian airliner over Ukraine and Scotland’s flirtation with independence from the United Kingdom added to global headwinds, resulting in a challenging third quarter for equity markets.

U.S. economic growth strengthened considerably in the latter part of 2014. Initially, the good news was bad for stocks, spurring a sell-off in September as investors feared the Fed would raise short-term rates earlier than previously expected. But calm was restored when the Fed reaffirmed its anticipation that short-term rates would likely continue to be warranted for some time after its target employment and inflation levels are realized. U.S. stocks rebounded in October and continued their climb through year-end as U.S. economic data continued to impress investors and help fuel a positive corporate earnings season.

While the pace of U.S. economic growth strengthened, the broader global economy showed signs of slowing. This drove volatility higher as the divergence in global central bank policies became a major theme in equity markets. While the Fed moved toward tightening policy, the European Central Bank and Bank of Japan implemented easing measures to stimulate their economies and support their currencies. However, the U.S. equity market absorbed much of the increased liquidity flowing from foreign central banks as global investors sought relative stability in a world of rising geopolitical tensions and uneven economic growth.

As the U.S. economy strengthened, so did the U.S. dollar, which put downward pressure on commodity prices. Oil prices in particular plunged in the latter months of 2014 as a global supply-and-demand imbalance materialized. Lower oil prices led to a pickup in consumer spending in the United States, a positive for U.S. stocks.

8	Performance Evaluation

Stock Index Fund

Average Annual Total Returns (periods ended 12/31/14)

	1 YR %	5 YR %	10 YR %
Stock Index Fund	13.15	14.86	7.07
Standard & Poor’s 500 Stock Index	13.69	15.45	7.67

Industry Diversification*

% of Total Long Term Investments as of 12/31/14
Information technology	19.7
Financials	16.7
Health care	14.2
Consumer discretionary	12.1
Industrials	10.4
Consumer staples	9.8
Energy	8.4
Utilities	3.2
Materials	3.2
Telecommunication services	2.3
Total	100.0%
Top Ten Equity Holdings*

% of Total Long Term Investments as of 12/31/14
Apple, Inc.	3.6
Exxon Mobil Corp.	2.2
Microsoft Corp.	2.1
Johnson & Johnson	1.6
Berkshire Hathaway, Inc.	1.5
Wells Fargo & Co.	1.4
General Electric Co.	1.4
Procter & Gamble Co.	1.4
JPMorgan Chase & Co.	1.3
Chevron Corp.	1.2
Total	17.7%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor’s 500 Stock Index made on December 31, 2004.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	Industry diversification and top holdings information is for the S&P 500 Stock Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Stock Master Portfolio.

Performance Evaluation	9

Value Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Performance

The Value Fund’s total return was 13.66 percent for 2014 and its benchmark index, the unmanaged S&P 500 Index, increased 13.69 percent. The fund’s slightly less than index results were due primarily to the results in its consumer discretionary, information technology and consumer staples sector holdings offset by results in its energy, health care and material holdings.

Portfolio Review

The fund’s consumer discretionary positions considerably outperformed the index’s sector positions. The index’s consumer discretionary sector increased almost 10 percent during the year, while the fund’s consumer discretionary positions increased more than 33 percent. Genuine Parts Corporation, Dillard’s and Cooper Tire & Rubber Company led this sector’s results.

In 2014 the fund’s information technology holdings continued a rebound that began in 2013. The fund held an underweighted position in information technology compared with the index’s information technology sector; however, the fund’s information technology holdings appreciated more than the index’s information technology sector and more than the overall index. Within information technology, Intel Corporation, Hewlett-Packard and Cisco Systems were the stocks that made the greatest contributions, as investors turned to large-cap IT stocks, emphasizing cash flows and increasing dividends.

The fund’s consumer staples results were well above those of the sector and the overall index. The bulk of the better results were due to appreciation in the stock of WhiteWave Foods. The company’s array of organic and natural plant-based foods, beverages and dairy products has been welcomed by consumers and more recently embraced by investors. The stock increased over 50 percent during the year.

The dramatic decline in the price of oil resulted in the fund’s energy positions detracting from relative results, with QEP Resources, Flowserve, Marathon Oil and Chevron Corporation all declining along with most of the energy sector. The overall health care position appreciated during the year but did not keep pace with the index’s sector. Covidien, AbbVie and Hospira were leaders, while GlaxoSmithKline was the one health care stock that declined during the year. Cash detracted slightly from results due to the appreciation in the overall market.

Outlook

Forecasts for U.S. GDP growth appear to converge in the 2.5 percent to 3 percent range for 2015. The first half should show slightly higher growth due to the weak conditions last year as a result of a much colder and more severe winter than was expected that dampened overall economic activity. The decline in the price of oil worldwide has made its presence felt across the economy and has for the time being increased investor uncertainty and caused more volatility in the debt and equity markets. Oil’s price decline may in the short-term unsettle markets; however, it is potentially very beneficial to the rest of the overall economy in the long run. Manufacturing and capital equipment showed improvement but the data is still volatile.

Commentary by the Fed concerning the unwinding of quantitative easing has more recently become secondary to oil’s fortunes, and indications are for interest rates to remain low throughout 2015. Positive sentiment remains around the prospects for the overall economy.

As mentioned in our 2013 annual report commentary, the recent economic environment along with uncertain fiscal policy led to management decisions that, on the margin, resulted in shareholders receiving a greater portion of capital via stock repurchases and dividends. That activity was a rewarding use of cash for companies and their shareholders. While there are no guarantees, 2015 opens with lower oil and commodity prices and cheap money, and as a result may presage the beginning of a period that will result in increasing capital investment. Acceleration in the economy will call for more capital to be deployed in assets and employees as the primary means to generate investment returns. We remain vigilant for these investment opportunities.

We continue to search for companies with attractive growth prospects, strong financials and reasonable valuations.

Investment Advisor: RE Advisers

Mark Ashton, CFA Equity Portfolio Manager BS, Finance, University of Utah; MBA, Marketing Research, University of Southern California

Prabha Carpenter, CFA Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

Gregory Halter, CFA Equity Portfolio Manager BBA, Finance, Cleveland State University

10	Performance Evaluation

Value Fund

Average Annual Total Returns (periods ended 12/31/14)

	1 YR %	5 YR %	10 YR %
Value Fund	13.66	14.98	8.15
Standard & Poor’s 500 Stock Index	13.69	15.45	7.67

Industry Diversification

% of Total Investments as of 12/31/14
Health care	21.2
Industrials	17.1
Information technology	15.1
Energy	14.8
Financials	10.2
Materials	8.4
Consumer discretionary	7.6
Consumer staples	2.9
Utilities	0.5
Short-term and other assets	2.2
Total	100.0%
Top Ten Equity Holdings

% of Total Investments as of 12/31/14
Intel Corp.	4.6
Bristol-Myers Squibb Co.	4.5
Cisco Systems, Inc.	4.0
Southwest Airlines Co.	3.8
Hewlett-Packard Co.	3.8
Pfizer Inc.	3.7
General Electric Co.	3.7
Genuine Parts Co.	3.6
Chevron Corp.	3.5
Dow Chemical Co. (The)	3.5
Total	38.7%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor’s 500 Stock Index made on December 31, 2004.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	11

Growth Fund

Performance Evaluation  |  Prepared by the Fund’s Subadvisor, T. Rowe Price Associates

Performance

The Growth Fund had a solid absolute return of 8.38 percent in 2014 but underperformed the Russell 1000 Growth Index, which advanced 13.05 percent. Stock selection, especially in the consumer discretionary, energy and information technology sectors, weighed on results relative to the index. An overweight position in the consumer discretionary sector was also detrimental. On the positive side, the portfolio’s selection of health care stocks outperformed those in the index and an overweight position in the sector also aided relative performance.

Portfolio Review

The consumer discretionary sector was a significant source of underperformance compared with the index. Amazon.com was a notable detractor. Despite reporting impressive revenue and unit growth, profits were minimal, as the company has been investing heavily in distribution, Amazon Web Services, streaming video content, hardware and other initiatives. An overweight position in Wynn Resorts was also detrimental as concerns of decelerating VIP gambling traffic in Macau weighed on the stock. However, the impending completion of the company’s Wynn Palace will help increase penetration of the Macau market where strong growth prospects remain.

Range Resources hindered the fund’s performance in the energy sector. The company’s share price declined over the past year, lagging the broader energy sector. Mild summer weather in the U.S., combined with robust supply, drove down natural gas prices in 2014. We continue to like Range Resources for its strong management team and lower cost structure relative to peers.

An underweight position in Apple was a significant factor in the underperformance of the information technology sector. Apple’s share price was up sharply as investors anticipated the iPhone 6, with a larger screen size that would address a major competitive disadvantage, and potentially drive a large upgrade cycle. We remain underweight in Apple as it is unclear to us how durable Apple’s growth will be beyond the iPhone 6 upgrade cycle. Google was also a detractor. Despite strong revenue growth, Google’s profits have disappointed investors. The company has invested heavily in additional data center capacity and acquisitions, while hiring rates have also accelerated. We like Google for its nimble and innovative management team, and its position as the dominant Internet search engine.

The fund’s health care stocks outperformed their index counterparts. Humana and Vertex Pharmaceuticals were top contributors. Humana has seen strong enrollment growth, helped by health insurance exchanges established by the Patient Protection and Affordable Care Act. In addition, Medicare benefit providers, including Humana, benefited from the release of preliminary Medicare Advantage rates for 2015, which were better than expected. Vertex Pharmaceuticals’ share price soared in June on news that the company’s cystic fibrosis treatment met its primary endpoint in phase three trials.

Outlook

We seek to invest in large-cap growth companies that, in our view, are well established in their industries and have the potential for above-average earnings growth. We focus on companies with leading market positions, seasoned management and strong financial fundamentals. Our investment approach reflects our belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow), combined with a positive industry outlook, ultimately will reward investors with strong investment performance.

We expect the environment for stocks to remain favorable in 2015, barring some exogenous event. China still poses some risk, and the Eurozone’s sluggish economy and struggle with deflation may last longer than expected. On a positive note, we believe that commodity prices and inflation will remain contained, and interest rates will stay low, even allowing for some monetary tightening by the Federal Reserve. We are focusing on what we call “all-season” growth companies, those with the ability to grow earnings regardless of macroeconomic conditions. We are finding such companies in several areas, including health care and information technology. We believe that, following weakness at the end of 2014, our major stock positions have the potential to rebound in the months ahead. We anticipate earnings growth in the high single digits for many companies, with the possibility of price/earnings expansion in various sectors.

Subadvisor: T. Rowe Price Associates

Robert Sharps, CFA Lead Portfolio Manager BS, Accounting, Towson University; MBA, Finance, the Wharton School, University of Pennsylvania

12	Performance Evaluation

Growth Fund

Average Annual Total Returns (periods ended 12/31/14)

	1 YR %	5 YR %	10 YR %
Growth Fund*	8.38	15.63	8.67
Russell 1000 Growth Index	13.05	15.81	8.49
Standard & Poor’s 500 Stock Index	13.69	15.45	7.67

Industry Diversification

% of Total Investments as of 12/31/14
Health care	23.3
Information technology	23.1
Consumer discretionary	22.6
Industrials	17.0
Financials	5.5
Energy	3.5
Materials	2.6
Consumer staples	0.8
Short-term and other assets	1.6
Total	100.0%

Top Ten Equity Holdings

% of Total Investments as of 12/31/14
Visa Inc. (Class A)	4.3
Amazon.com, Inc.	3.9
Priceline Group, Inc. (The)	3.6
Boeing Co. (The)	3.2
Danaher Corp.	3.2
McKesson Corp.	3.1
American Airlines Group Inc.	2.8
Google Inc. (Class A)	2.6
Alexion Pharmaceuticals Inc.	2.5
Google Inc. (Class C)	2.5
Total	31.7%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and its benchmark indices made on December 31, 2004.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy from inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.

Performance Evaluation	13

Small-Company Stock Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Fund Performance

The Small-Company Stock Fund returned 7.97 percent in 2014, significantly ahead of its benchmark index the Russell 2000, which increased 4.89 percent. The fund’s returns in the industrials, consumer discretionary and consumer staples sectors along with a low exposure to energy aided overall results.

Portfolio Review

The fund’s large position in industrial stocks generated a return much greater than that of the index’s industrial sector and also greater than the return for the overall index. Knight Transportation, Werner Enterprises and Dycom Industries led the fund’s industrial sector results.

The fund’s combined consumer discretionary holdings, like industrials, showed significantly higher returns than for the index and the index’s sector positions. BJ’s Restaurants, Cooper Tire & Rubber, Core-Mark Holdings and Cracker Barrel Old Country Store were the main contributors to the outperformance.

Within the financials sector, some of our bank stocks retreated from appreciated levels gained last year. These included Texas Capital Bancshares, UMB Financial and National Bankshares.

Outlook

As 2015 begins, the economic indicators suggest a stable and growing, but not necessarily accelerating, economy. Recent manufacturing and core capital goods orders have been less encouraging but should remain positive throughout 2015. General expectations are for U.S. GDP to increase in a range of 2.5 percent to 3.0 percent in 2015.

At present, the primary factors for the economy as we enter 2015 are the price of oil and interest rates. The resulting environment is likely to be a bit more volatile than in previous years as market participants sort through the potential changes that will result in lower costs for consumers of energy, and what that means in terms of changes in an economy that has contended with higher priced oil in the last several years. Interest rates are expected to remain low throughout the year.

We have scrutinized the management teams of the companies represented in the portfolio and selected those with demonstrated ability to position their companies for superior results regardless of industry or economic changes. We believe these teams offer an advantage in such economic circumstances and are well suited to utilize their employees’ capabilities and business assets to improve their competitive positions in coming years.

We appreciate your continued trust and investment.

Investment Advisor: RE Advisers

Mark Ashton, CFA Equity Portfolio Manager BS, Finance, University of Utah; MBA, Marketing Research, University of Southern California

Prabha Carpenter, CFA Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

Gregory Halter, CFA Equity Portfolio Manager BBA, Finance, Cleveland State University

14	Performance Evaluation

Small-Company Stock Fund

Average Annual Total Returns (periods ended 12/31/14)

	1 YR %	5 YR %	10 YR %
Small-Company Stock Fund	7.97	18.90	11.36
Russell 2000 Index	4.89	15.55	7.77

Industry Diversification

% of Total Investments as of 12/31/14
Industrials	27.2
Consumer discretionary	20.3
Financials	13.8
Information technology	11.2
Materials	8.3
Consumer staples	2.7
Health care	2.1
Energy	1.1
Utilities	0.1
Short-term and other assets	13.2
Total	100.0%
Top Ten Equity Holdings

% of Total Investments as of 12/31/14
iShares Russell 2000 Value ETF	4.9
iShares Core S&P Small-Cap ETF	4.8
Knight Transportation, Inc.	4.1
Werner Enterprises, Inc.	3.6
Dycom Industries, Inc.	3.4
Cooper Tire & Rubber Co.	3.2
Rofin-Sinar Technologies Inc.	3.2
BJ’s Restuarants, Inc.	3.1
Francesca’s Holdings Corp.	3.1
Applied Industrial Technologies, Inc.	3.0
Total	36.4%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the Russell 2000 Index made on December 31, 2004.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	15

International Value Fund

Performance Evaluation  |  Prepared by the Fund’s Subadvisor, Mercator Asset Management, L.P.

Fund Performance

For the twelve-month period ending December 31, 2014, the International Value Fund returned -8.90 percent, underperforming the MSCI EAFE Index, which returned -4.90 percent.

Portfolio Review

In the first half of 2014, the fund continued its upward performance trend from last year. Unfortunately, the second half proved to be very challenging for three primary reasons.

First, the dramatic fall in energy prices renewed fears of a global economic slowdown and deflation. Second, the significant decline of foreign currencies, including the euro and yen, reduced foreign investment returns stated in dollars. Third, political instability remained problematic. Although political instability did not become more significant, it also showed no signs of subsiding. In addition to influencing falling investment returns, the emergence of these factors resulted in increased volatility and risk aversion. Value stocks have therefore suffered. In the fourth quarter, for example, they underperformed growth stocks by about 2.5 percent, as measured by MSCI EAFE Index, in dollar terms.

Fund performance compared with the benchmark index, not surprisingly, was helped by an underweighting in energy and hurt by an overweighting in industrials and financials. Likewise, the fund’s exposure to European stocks helped relative performance while exposure to Japan, Portugal and Korea detracted. Stocks that contributed to performance were Krung Thai Bank, Intesa Sanpaolo and Givaudan, while Banco Espirito Santo, Sumitomo Mitsui Trust and Aegon detracted.

Portfolio turnover was also relatively low in 2014, illustrating our strong conviction regarding current fund holdings. We also believe that the reasons the fund underperformed in the second half are the same reasons we believe your fund may deliver attractive returns in the future.

Outlook

First, the decline in energy prices, we believe, is not due to falling demand but excess supply driven by new fracking technology. The fall in energy prices should encourage global economic growth with renewed consumer spending and lower input costs for many industries. Second, while the decline of many major foreign currencies is now having a negative translation impact for fund returns stated in dollars, these weaker currencies should eventually result in increased competitiveness and profitability for overseas companies. Third, while political instability remains highly unpredictable, we believe many of these risks have already been discounted in overseas stock prices. One of the greatest sources of political instability currently is the Ukraine standoff. While there is always a possibility that the situation could get worse, the European markets collectively are now very attractively priced. European markets collectively, relative to the U.S. market, are now more undervalued than any time in the last 35 years!

This European discount is also, no doubt, attributed to concerns related to the European recovery, post the Sovereign debt crisis. We believe many of these concerns are unfounded and that the European recovery remains on track, although at an inconsistent and slow pace. Banks in Europe, for example, have recapitalized and are healthy. Monetary policy in Europe is also very favorable and is about to become even more so. Inflation in Europe, which is currently very subdued, is being further impacted by falling energy prices. European Central Bank quantitative easing should continue unabated.

The snap elections in Japan held in December also solidified Prime Minister Abe’s mandate for aggressive reform. Quantitative easing by the Bank of Japan, combined with more fiscal spending, has had some success in breaking the deflationary cycle, and we believe there is more to come.

We also continue to be highly selective regarding your emerging market investments. Politics, currencies, commodities and interest rates affect these divergent economies in different ways. Many natural resource-based economies, for example, are experiencing financial strains as currencies decline, interest rates rise and government finances deteriorate. On the other hand, fundamentals are more robust for some Asian countries, such as Korea, China and Thailand, where we have concentrated our emerging market investments.

The past few years have been challenging for investors. Financial markets have been through a period of unprecedented turmoil starting with the global financial crisis in 2008. Our conviction has been tested, but we remain steadfast and true to our investment discipline and remain optimistic regarding the fund’s positioning and return potential for the upcoming year.

Subadvisor, Mercator Asset Management, L.P.

James Chaney Portfolio Manager BS, University of Massachusetts; MS, Northeastern University; MBA, Columbia University Graduate School of Business

16	Performance Evaluation

International Value Fund

Average Annual Total Returns (periods ended 12/31/14)

	1 YR %	5 YR %	10 YR %
International Value Fund*	-8.90	3.10	3.95
MSCI® EAFE® Index	-4.90	5.33	4.43

Country Diversification

% of Total Investments as of 12/31/14
Japan	17.5
France	13.1
Switzerland	12.9
Netherlands	7.3
Italy	6.9
Britain	6.8
Spain	5.6
Germany	5.0
Thailand	4.6
Republic of South Korea	4.1
Hong Kong	3.5
Sweden	2.4
Singapore	2.4
Denmark	2.0
Australia	1.2
Israel	1.1
China	0.9
Short-term and other assets	2.7
Total	100.0%

Top Ten Equity Holdings

% of Total Investments as of 12/31/14
AEGON NV	3.3
Intesa Sanpaolo SpA	3.1
Daimler AG REG	2.9
WPP Group plc	2.7
MS & AD Insurance Group Holdings, Inc.	2.7
Compagnie de Saint-Gobain SA	2.6
Nippon Yusen Kabushiki Kaisha	2.6
Sumitomo Mitsui Trust Holdings, Inc.	2.5
Holcim Ltd.	2.5
Krung Thai Bank Public Company, Ltd.	2.5
Total	27.4%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the MSCI® EAFE® Index made on December 31, 2004.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator Asset Management, L.P.‘s role as subadvisor began June 12, 2006.

Performance Evaluation	17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2014 and held through December 31, 2014.

Actual Expenses

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

18	Expense Example

Expense Example (Continued)

Daily Income Fund	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Six Month Period Ended 12/31/14
Actual Return	$1,000.00	$1,000.05	$0.44	0.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,025.02	$0.45	0.09%

Short-Term Government Securities Fund
Actual Return	$1,000.00	$1,003.00	$3.71	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.74	0.73%

Short-Term Bond Fund
Actual Return	$1,000.00	$1,003.00	$3.65	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.69	0.72%

Stock Index Fund[b]
Actual Return	$1,000.00	$1,060.47	$2.78	0.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.72	$2.73	0.53%

Value Fund
Actual Return	$1,000.00	$1,050.95	$3.14	0.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.35	$3.09	0.61%

Growth Fund
Actual Return	$1,000.00	$1,050.74	$4.91	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.84	0.95%

Small-Company Stock Fund
Actual Return	$1,000.00	$1,058.06	$4.60	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.51	0.89%

International Value Fund
Actual Return	$1,000.00	$879.26	$4.66	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$5.02	0.99%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184, then divided by 365.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.

Expense Example	19

Regulatory and Shareholder Matters

Proxy Voting Policies and Procedures

The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission’s website at sec.gov.

Proxy Voting Record

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 800-258-3030 and on the Securities and Exchange Commission’s website at sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at homesteadfunds.com.

Board of Directors’ Considerations in Approving The Investment Management Agreements

Homestead Funds, Inc. (“Homestead”) and RE Advisers Corporation (“RE Advisers”) have entered into investment management agreements (the “Investment Management Agreements”), pursuant to which RE Advisers is responsible for the day-to-day investment management of the assets of the following series of Homestead: the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small-Company Stock Fund and the Value Fund, and for the supervision of the subadvisers to the Growth Fund and the International Value Fund (each series, a “Fund” and, collectively, the “Funds”).

In connection with the renewal of the Investment Management Agreements between each Fund and RE Advisers in 2014, the Funds’ Board of Directors requested, reviewed and considered a wide variety of written materials, presentations and other information, culminating in the Board’s approval of each Investment Management Agreement at its September 17-18, 2014 meeting.

In preparation for this consideration and approval, the Funds’ outside counsel requested that RE Advisers provide the Board written materials including significant information about RE Advisers’ affiliates, personnel and operations. Pursuant to this request, RE Advisers provided, and the Board, including the Independent Directors, considered and discussed, information regarding: (a) the level of the advisory fees that RE Advisers charges a Fund compared with the fees charged to comparable mutual funds; (b) each Fund’s overall fees and operating expenses compared with similar mutual funds; (c) each Fund’s performance compared with similar mutual funds; (d) the investment management and other services RE Advisers provides; (e) RE Advisers’ investment management personnel; (f) RE Advisers’ consolidated net operating income by line of business; (g) net profit (loss) of RE Advisers broken down by each Fund; (h) RE Advisers’ brokerage practices (including any soft dollar arrangements); (i) RE Advisers’ profitability; and (j) RE Advisers’ compliance program.

During the meeting, the Directors had an opportunity to discuss this information with officers and other personnel of RE Advisers, including senior executives, representatives from the legal, compliance and finance departments and investment personnel. The Board posed questions to these representatives and engaged in substantive discussions with them concerning the investment process and the Funds’ performance as compared to benchmark indices and peers. RE Advisers’ management stated that there were no differences between the current Investment Management Agreements and the Investment Management Agreements that the Board was being asked to reapprove.

In reaching their determinations relating to the reapproval of the Investment Management Agreements, the Directors, including the Independent Directors, considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board did not identify any particular information that was all important or controlling, and the Board attributed different weights to the various factors.

In particular, the Board focused on the following:

Nature, Extent and Quality of Services. The Board reviewed the services provided by RE Advisers and the Board, including the Independent Directors, found that RE Advisers continued to provide high quality advisory and administrative services to the Funds.

In connection with their consideration of RE Advisers’ services specifically, the Board focused on the favorable attributes of RE Advisers, including: (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing subadviser activities with respect to the Growth Fund’s and International Value Fund’s administration, investment management and compliance activities; (iii) highly skilled professionals with an extensive depth of experience; and (iv) a favorable history and reputation.

At the meeting, the Board discussed with senior officers of NRECA certain upcoming personnel changes. The Board noted

20	Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

the input it has provided and continues to provide to NRECA while the firm addresses upcoming changes to its investment management staff due to the fact that two portfolio managers will retire the later of December 31, 2014 or 30 days after a successor is hired.

Investment Performance of the Funds and the Adviser. The Board examined the performance information for the Funds provided by RE Advisers and available from public sources. The Board reviewed the average annual total returns for the Funds for the trailing twelve months and the last three and five years ended June 30, 2014, and compared the returns to those of the relevant indices for the same time periods. The Board also reviewed data sheets issued by Morningstar, Inc. (“Morningstar Reports”), which, among other things, provided performance related to the Funds for the same periods. The Board compared the performance of each Fund over the same period with funds in the Fund’s peer group, a group of similar-sized funds selected by RE Advisers with the same investment objective.

Daily Income Fund

The Board first reviewed the performance of the Daily Income Fund, noting that the Fund earned a total return of 0.01% for the trailing 12 months ending June 30, 2014, 0.01% for the trailing 3-year period ending June 30, 2014, and 0.02% for the trailing 5-year period ending June 30, 2014. The Daily Income Fund’s seven-day effective annualized yield for the 12 months ending June 30, 2014 was 0.01%.

The Board discussed the decline in the Fund’s, as well as almost all money market funds’, performance since 2010 and noted RE Advisers’ explanation that low returns were a direct result of the Federal Reserve’s actions to keep the federal funds rate at historic lows in an effort to shore up the financial markets and prevent a deepening of the economic crisis. The Board further noted that the Fund’s performance was in line with the performance of other money market funds over the relevant periods. The Board noted that recent pronouncements from and actions taken by the Federal Reserve may result in a slow rise of interests rates in 2015, which would favorably impact the performance of the Fund. The Board also noted the recently adopted amendments to Rule 2a-7 of the Investment Company Act of 1940 (“Rule 2a-7”), which when effective, will impact the structure and governance of money market funds such as the Fund.

The Board noted that the advisory fees that the Daily Income Fund was contractually obligated to pay to RE Advisers are still voluntarily being waived by RE Advisers as well as certain expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. Also, the Board considered the challenges confronted by RE Advisers due to Rule 2a-7, which, among other things, makes it difficult to partially offset the Fund’s lower returns by lengthening the Fund’s average maturity. The Board noted that the average maturity of the Fund was 45 days on June 30, 2014 and had remained stable over the previous 12-month period.

Short-Term Government Securities Fund

Next, the Board acknowledged the strong performance of the Short-Term Government Securities Fund. It reviewed the performance of the Fund, noting that the Fund’s total return was 0.79% for the trailing twelve months ending June 30, 2014, and, on an annualized basis, was 0.91% for the 3-year period ending June 30, 2014 and 1.54% for the 5-year period ending June 30, 2014, compared to the return of its benchmark index, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index, which had returns of 0.76%, 0.63% and 1.18% for the same periods.

The Board considered the peer group data provided by RE Advisers, noting that the Fund outperformed in terms of total return three out of five members of the Fund’s peer group for the trailing 12-month period ending June 30, 2014 and each member of the Fund’s peer group for the trailing 3-year and 5-year periods ending June 30, 2014. The Board noted several reasons for the Fund’s relative outperformance of its peer group and its strong performance compared to its benchmark index, including the type of government issuers selected and duration management. RE Advisers was able to achieve this performance with a high quality portfolio with relative low volatility, which was particularly impressive to the Board.

Short-Term Bond Fund

Next, the Board reviewed the strong performance of the Short-Term Bond Fund. It noted the Fund’s total return was 2.01% for the trailing 12 months ending June 30, 2014, and, on an annualized basis, was 2.59% for the 3-year period ending June 30, 2014 and 4.31% for the 5-year period ending June 30, 2014, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year Corp./Govt. Index, which returned 2.00%, 1.75% and 2.77% for the same periods.

The Board considered the peer group data provided by RE Advisers, noting that the Fund outperformed three out of the five members of the Fund’s peer group for the trailing 12-month period ending June 30, 2014, and each of the funds in the Fund’s peer group in terms of total return for the 3-year and 5-year periods ending June 30, 2014. The Board noted several reasons for the Fund’s relative outperformance of its peer group and its strong performance compared to its benchmark index including corporate issuer selection and duration management. RE Advisers was able to achieve this performance with a high quality portfolio with relative low volatility, which was particularly impressive to the Board.

Stock Index Fund

The Board compared the performance of the Stock Index Fund to its benchmark index, noting that the Fund’s total return was 23.96% for the trailing 12 months ending June 30, 2014, and, on an annualized basis, 15.95% for the 3-year period ending June 30, 2014, and 18.19% for the 5-year period ending June 30, 2014, which was comparable to the Standard & Poor’s 500 Stock Index’s returns of 24.61%, 16.58% and 18.83% for the same time periods, indicating an acceptable level of tracking error when factoring in the Fund’s expenses.

Regulatory and Shareholder Matters	21

Regulatory and Shareholder Matters (Continued)

The Board considered the fact that the Fund is an index fund designed to match and not outperform the Standard & Poor’s 500 Stock Index. The Board noted that a major reason that the Fund underperforms larger index funds is the Fund’s smaller size, resulting in slightly higher expense ratios because expenses are spread over a smaller asset base.

Value Fund

The Board acknowledged the strong performance of the Value Fund. It compared the Fund’s performance to its benchmark index, noting that the Fund’s total return was 24.33% for the trailing 12-month period ending June 30, 2014, and, on an annualized basis, 16.12% for the 3-year period ending June 30, 2014, and 18.90% for the 5-year period ending June 30, 2014, while its benchmark index, the Standard & Poor’s 500 Stock Index returned 24.61%, 16.58% and 18.83% for the same period.

The Board considered the peer group data provided by RE Advisers, noting that the Fund outperformed, in terms of total return, all but one of the funds in the Fund’s peer group for the trailing 12 months ending June 30, 2014, two out of the five peer funds for the 3-year period ending June 30, 2014, and all but one of the five peer funds for the 5-year period ending June 30, 2014. The Fund has benefited from the relative overall strength of value stocks, although growth stocks have more recently been outperforming value stocks. The Board noted RE Advisers’ stock selection, including the emphasis on health care stocks which contributed to the strong performance of the Fund.

Small-Company Stock Fund

Next, the Board reviewed the strong performance of the Small-Company Stock Fund. The Board compared the Small-Company Stock Fund’s performance to its benchmark index, noting that the Fund’s total return was 20.96% for the trailing 12 months ending June 30, 2014, and, on an annualized basis, was 15.85% for the 3-year period ending June 30, 2014, and 23.91% for the 5-year period ending June 30, 2014, while the Russell 2000 Index, its benchmark index, returned 23.64%, 14.57% and 20.21% for the same periods.

The Board considered the peer group data provided by RE Advisers, noting that the Fund underperformed all of the four funds for the 12-month period ending June 30, 2014, outperformed two out of the four funds for the 3-year period ending June 30, 2014, and outperformed three out of the four funds in the Fund’s peer group for the 5-year period ending June 30, 2014. The Fund and its shareholders have benefited in the long term from RE Advisers’ disciplined buy-and-hold strategy as well as RE Advisers’ strong stock selection.

Comparative Fees and Expense Ratios. The Board considered the net total expense ratio, advisory fee comparisons and other information for each Fund provided by RE Advisers against the average expense ratio, advisory fees and other information of the funds in each Fund’s peer group identified. The Board also reviewed the Morningstar Reports, which, among other things, provided expense information to the Funds for the same periods. The Board noted that the Funds advisory fee also includes an administrative fee paid to RE Advisers. The Board determined that the expense ratio for each equity Fund generally was near the median for its peer group. The Board recognized that the Growth Fund and Small-Company Stock Fund both continued to experience growth in terms of net assets in the past year. Despite this asset growth, both Funds remain relatively small in terms of asset size in comparison to the funds in their respective peer groups, and the total fees received by RE Advisers from each Fund continue to be relatively modest. While the management fee and expense ratio for each fixed-income Fund were higher than the median for its peer group, the Board noted each Fund’s small size in terms of assets. As a consequence, the Board found that the total income RE Advisers earns at the current levels of fees for these Funds remains modest.

The Board also discussed the services provided to the Funds by RE Advisers, and the fees charged for those services under the Investment Management Agreements. The Board reviewed information concerning the fee and expense ratios for the Funds, which were for periods ending December 31, 2013, as well as comparative information with respect to similar products.

The Board noted that RE Advisers paid out of its legitimate profits certain shareholder servicing and sub-transfer agency fees charged by various intermediaries in conjunction with the Funds’ participation on those intermediaries’ platforms. While the Funds’ advisory fees had remained stable, the Board determined that the payment of the intermediary fees was not a factor in determining the Funds’ advisory fees. The Board further noted that legitimate profits from advisory fees may be used by advisers to pay certain costs of the Funds that could be characterized as distribution-related costs.

Daily Income Fund

The Board noted that the Fund’s advisory fee was 0.50% but that the Fund’s total expense ratio after the fee waiver by RE Advisers was 0.11%. The Board recognized RE Advisers’ substantial financial commitment to waive the Daily Income Fund’s management fee and certain expenses to the extent necessary to maintain a positive yield.

Short-Term Government Securities Fund

The Board noted that the Fund’s net total expense ratio and advisory fee were higher than the median of the expense ratios and advisory fees of the funds in the Fund’s peer group and generally above average as compared to short-term government securities funds. The Board recognized that the relatively small size of the Fund contributed to its relatively higher expense ratio.

Short-Term Bond Fund

The Board noted that the Fund’s net total expense ratio was higher than four of the five funds in the Fund’s peer group and that the advisory fee was the same as one fund in the Fund’s peer group and higher than the other four funds in the Fund’s peer group. The Board also noted that the Fund’s expense ratio was generally above average as compared to short-term bond

22	Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

funds. The Board noted that the relative small size of the Fund contributed to the higher expense ratios but recognized that fee breakpoints might be warranted if the Fund were to grow significantly in size.

Stock Index Fund

The Board noted that the Fund’s net total expense ratio and management fee were each at the median of the expense ratios and management fees of the funds in the Fund’s peer group. The Fund’s management fee consists of the administration fee charged by RE Advisers and the fee charged by the adviser of the index portfolio for managing that fund. The Board also noted that the Fund’s expense ratios and advisory fees were lower or generally in-line with those of other index funds, noting that such expenses and fees are generally lower than those of actively-managed funds.

Value Fund

The Board noted that the Fund’s net total expense ratio and advisory fee were lower than the median of the expense ratios and advisory fees of the funds in the Fund’s peer group. The Board also noted that the Fund’s net total expense ratio was low when compared to value funds in general. Although not reflected directly in the expense ratio, the Board acknowledged that the Fund’s significantly lower turnover also resulted in the Fund having lower indirect costs, which directly contributed to the performance of the Fund.

Growth Fund

The Board noted that the Fund’s net total expense ratio and advisory fee were lower than the median of the expense ratios and advisory fees of the funds in Fund’s peer group and noted that the Fund’s expenses were about average when compared with other growth funds in general. The Board also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Growth Fund’s total annual operating expenses from exceeding 0.95% of the Fund’s average daily net assets until at least April 30, 2015. Specifically noting the RE Advisers continues to waive expenses.

Small-Company Stock Fund

The Board noted that the Fund’s net total expense ratio and advisory fee were at the median of the expense ratios and advisory fees of the funds in the Fund’s peer group. The Board also noted that the Fund’s net total expense ratio was low when compared to small cap funds in general. Although not reflected directly in the expense ratio, the Board acknowledged that the Fund’s significantly low turnover also resulted in the Fund having lower indirect costs, which directly contributed to the performance of the Fund.

International Value Fund

The Board noted that the Fund’s net total expense ratio and advisory fee were lower than the median of the expense ratios and advisory fees of the funds in the Fund’s peer group and noted that the Fund’s expenses were low when compared with other international funds in general.

Cost of Services and Profits Realized by the Adviser. The Board considered the cost of the services provided by RE Advisers. The Board reviewed the information it had requested from RE Advisers concerning its profitability from the fees and the services provided to the Funds and the financial condition of RE Advisers for various past periods. The Board considered the profit margin information for RE Advisers’ investment company business as a whole, as well as RE Advisers’ profitability data for the Funds. The Board reviewed RE Advisers’ assumptions and methods of cost allocation used in preparing Fund-specific profitability data. The Board also discussed with RE Advisers the basis for its belief that its methods of allocation were reasonable and consistent across its business.

The Board determined that the Funds’ expense figures were within the applicable peer group range. In addition, the Board considered its discussion with representatives of RE Advisers about the fees being charged to the Funds and considered the other administrative services provided by RE Advisers to the Funds. In light of the foregoing, the Board, including the Independent Directors, determined that the management fees were reasonable in relation to the extensive array and level of customer services provided to the Funds’ shareholders. In view of the information presented, the Board concluded that each Fund’s management fee was reasonable.

The Board noted and discussed the additional services provided by RE Advisers to the Funds compared to other investment products managed by RE Advisers, and noted that, in the cases of the Growth Fund and International Value Fund, RE Advisers, and not the Fund, would pay the subadvisory fees to the subadviser. The Board determined that RE Advisers should be entitled to earn a reasonable level of profits for the services it provides to the Funds. Based on its review, the Board, including the Independent Directors, concluded that RE Advisers’ level of profitability was reasonable, especially due to the amount of expense waivers for the Daily Income Fund.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Board was satisfied that the current fee structure is appropriate.

Fall-Out Benefits. The Board considered other actual and potential financial benefits that RE Advisers may derive from its relationship with the Funds. The Board noted, however, that the Funds benefit from the vast array of resources available through RE Advisers and NRECA.

Conclusion

The Independent Directors discussed the proposed reapproval of the Investment Management Agreements in detail during an executive session at which no representative of RE Advisers was present.

Regulatory and Shareholder Matters	23

Regulatory and Shareholder Matters (Continued)

Based on the Board’s deliberation and evaluation of the information described above, the Board, including the Independent Directors, unanimously reapproved the Investment Management Agreements and concluded that the management fee rates and projected total expense ratios were fair and reasonable in relation to the services to be provided to the Funds and such other matters as the Board considered relevant in the exercise of its reasonable judgment.

Board of Directors’ Consideration in Approving the T. Rowe Price Sub-Advisory Agreement

(Growth Fund only). RE Advisers, on behalf of the Growth Fund, has entered into a subadvisory agreement (“Subadvisory Agreement”) with T. Rowe Price Associates, Inc. (“T. Rowe Price”), pursuant to which T. Rowe Price is responsible for the day-to-day management of the assets of the Growth Fund, a series of the Homestead Funds.

At its September 18-19, 2014 meeting, the Board requested and received written materials from T. Rowe Price regarding: (a) the investment performance of T. Rowe Price; (b) the level of the subadvisory fees that T. Rowe Price charges; (c) the investment management and other services T. Rowe Price provides under the Subadvisory Agreement to manage the assets of the Growth Fund; (d) T. Rowe Price’s investment management personnel; (e) T. Rowe Price’s financial condition; and (f) T. Rowe Price’s compliance program.

The Board based its consideration and evaluation on a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services provided to the Growth Fund under the Subadvisory Agreement;
•	investment performance of the Fund and T. Rowe Price;
•	fees charged by T. Rowe Price and expense ratio;
•	the costs of services and profits realized by T. Rowe Price; and
•	the fall-out benefits to T. Rowe Price.

The Board’s consideration with respect to each of the above factors is set forth below.

Nature, Extent and Quality of Services. As noted above, the Board considered the nature, extent and quality of the services that are provided by T. Rowe Price to the Growth Fund and the resources T. Rowe Price dedicates to the Fund. In this regard, the Board evaluated, among other things, T. Rowe Price’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process used by T. Rowe Price in managing the Growth Fund. In this context, the Directors considered T. Rowe Price’s in-house research capabilities, as well as other resources available to T. Rowe Price, including research services available to T. Rowe Price as a result of securities transactions affected for investment advisory clients of T. Rowe Price. The Board considered the managerial and financial resources available to T. Rowe Price and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the current Subadvisory Agreement.

The Board also considered the quality of the services provided by T. Rowe Price and the quality of the resources available to the Growth Fund. The Board was advised that the standard of care under the current Subadvisory Agreement was comparable to that found in many investment advisory agreements. The Board considered T. Rowe Price’s experience and reputation, the professional qualifications of its personnel and the size and functions of its staff. The Board considered the complexity of managing the Growth Fund relative to other types of funds.

The Board further concluded that the services to be provided by T. Rowe Price should continue to benefit the Growth Fund and its shareholders, and also concluded that the investment philosophy, process and research capabilities of T. Rowe Price continue to be appropriate for the Fund. The Board concluded that the scope of the services provided to the Fund by T. Rowe Price were consistent with the Growth Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions and tax and reporting requirements. The Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the nature, extent and quality of services provided supported the reapproval of the Subadvisory Agreement.

Investment Performance of the Fund and T. Rowe Price. The Board examined the performance information for the Fund provided by T. Rowe Price and publicly available information about the Funds’ performance as compared to benchmark indices and peers. The Directors noted that T. Rowe Price became the Fund’s subadviser on December 5, 2008, and that before that date, the Fund had a different investment strategy in which it tried to match the performance of the Nasdaq-100 Index. The Board reviewed the average annual total returns for the Fund for the last five calendar years, the only relevant period since the Fund was managed pursuant to a different investment strategy prior to that period. The Board noted that the Fund’s total return was 31.32% for the trailing 12 months ending June 30, 2014, and, on an annualized basis, was 17.61% for the 3-year period ending June 30, 2014, and 19.96% for the 5-year period ending June 30, 2014, while its benchmark indices, the Russell 1000 Growth Index returned 26.92%, 16.26% and 19.24% and the Standard & Poor’s 500 Stock Index returned 24.61%, 16.58% and 18.83% for the same periods.

The Board considered other information provided by RE Advisers and T. Rowe Price, noting that the Fund outperformed all but one of the funds in the Fund’s peer group identified by RE Advisers for the 12-month, three-year and five-year periods ending June 30, 2014. The Board noted the Fund’s top quartile performance when compared to other large cap funds in general for the three-year and five-year periods ending June 30, 2014. The Board was favorably impressed with T. Rowe Price’s stock selection process, including the emphasis placed on fundamental research.

24	Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

As noted above, the Board received information about the performance of accounts managed by T. Rowe Price with a similar investment objective to the Growth Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the performance of the accounts managed by T. Rowe Price with a similar investment objective to the Growth Fund’s investment objective was sufficient to merit reapproval of the Subadvisory Agreement.

Comparative Fees Charged by T. Rowe Price and Expense Ratios. The Board considered the fees paid to T. Rowe Price under the current Subadvisory Agreement. This information included comparison of the Growth Fund’s subadvisory fee to that charged by T. Rowe Price to other accounts with a similar investment objective to the Fund as well as the current management fee to be paid to RE Advisers under the existing Investment Management Agreement. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund.

The Board noted RE Advisers’ and T. Rowe Price’s stated justification for the fees to be payable by the Fund, which included information about the services to be provided to the Growth Fund. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding the Subadvisory Agreement, that the subadvisory fees to be charged to the Fund were fair and reasonable, and that the anticipated costs of these services supported the approval of the Agreement.

Costs of Services and Profits Realized by T. Rowe Price. The Board considered the compensation indirectly to be received by T. Rowe Price from its relationship with the Growth Fund. The Directors noted that RE Advisers would continue to pay T. Rowe Price from the management fees received from the Fund.

Fall-Out Benefits to T. Rowe Price. The Board also considered possible conflicts of interest associated with the provision of investment advisory services by T. Rowe Price to other clients. The Board considered the procedures of T. Rowe Price designed to fulfill its fiduciary duties to advisory clients with respect to possible conflicts of interest, including the code of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of T. Rowe Price in these matters. The Board also received and considered information concerning procedures of T. Rowe Price with respect to the execution of portfolio transactions.

Conclusion

Based on the Board’s deliberation and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously reapproved the Subadvisory Agreement and concluded that the compensation under the Subadvisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable judgment.

Board of Directors’ Consideration in Approving the Mercator Subadvisory Agreement

(International Value Fund only). RE Advisers, on behalf of the International Value Fund, has entered into a subadvisory agreement (“Subadvisory Agreement”) with Mercator Asset Management, L.P. (“Mercator”), pursuant to which Mercator is responsible for the day-to-day investment management of the assets of the International Value Fund, a series of the Homestead Funds.

At its September 18-19, 2014 meeting, the Board requested and received written materials from Mercator regarding: (a) the investment performance of Mercator; (b) the level of the subadvisory fees that Mercator charges compared with the fees charged in connection with mutual funds comparable to the International Value Fund; (c) the investment management and other services Mercator provides under the Subadvisory Agreement to manage the assets of the International Value Fund; (d) Mercator’s investment management personnel; (e) Mercator’s financial condition; and (f) Mercator’s compliance program.

The Board based its consideration and evaluation on a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services provided to the International Value Fund under the Subadvisory Agreement;
•	investment performance of the Fund and Mercator;
•	fees charged by Mercator and expense ratio;
•	the costs of services and profits realized by Mercator; and
•	the fall-out benefits to Mercator.

The Board’s consideration with respect to each of the above factors is set forth below.

Nature, Extent and Quality of Services. As noted above, the Board considered the nature, extent and quality of the services provided by Mercator to the International Value Fund and the resources Mercator dedicates to the Fund. In this regard, the Board evaluated, among other things, Mercator’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process used by Mercator in managing the International Value Fund. In this context, the Directors considered Mercator’s in-house research capabilities, as well as other resources available to Mercator, including research services available to Mercator as a result of securities transactions effected for investment advisory clients of Mercator. The Board considered the managerial and financial resources available to Mercator and concluded that they were sufficient to meet any reasonably foreseeable obligations under

Regulatory and Shareholder Matters	25

Regulatory and Shareholder Matters (Continued)

the current Subadvisory Agreement. The Board considered the nature of the shareholders of the Fund, including Mercator’s familiarity with the investment expectations of certain of the more significant shareholders the Fund.

The Board was advised that the standard of care under the current Subadvisory Agreement was comparable to that found in many investment agreements. The Board considered Mercator’s experience and reputation, the professional qualifications of its personnel and the size and functions of its staff. The Board considered the complexity of managing the International Value Fund relative to other types of funds.

The Board concluded that the services provided by Mercator should continue to benefit the International Value Fund and its shareholders and also concluded that the investment philosophy, process and research capabilities of Mercator continue to be appropriate for the Fund, given its investment objective and strategy. The Board concluded that the scope of the services provided to the Fund by Mercator were consistent with the International Value Fund’s operational requirements. The Board, including the Independent Directors, concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the nature, extent and quality of services provided supported the reapproval of the Subadvisory Agreement.

Investment Performance of the Fund and Mercator. The Board examined the performance information for the Fund provided by Mercator and publicly available information about the Fund’s performance as compared to its benchmark indices and peers. The Directors noted that Mercator became the Fund’s sub-adviser on June 12, 2006. The Board reviewed the average annual total returns for the Fund for the last one, three and five years ended June 30, 2014. The Board noted that the Fund’s total return was 24.25% for the trailing 12 months ending June 30, 2014, and, on an annualized basis, was 6.24% for the 3-year period ending June 30, 2014, and 10.09% for the 5-year period ending June 30, 2014, while the MSCI EAFE Value Index, its benchmark index, returned 26.86%, 8.46% and 11.24% for the same periods.

The Board considered the performance information provided by RE Advisers, noting that the Fund underperformed three out of the five funds in the Fund’s peer group for the one-year period ending June 30, 2014 and underperformed all of the funds in the peer group for the 3-year period and 5-year period ending June 30, 2014. The Board noted the explanation by representatives of Mercator that this underperformance is primarily attributable to the fact that Mercator’s investment style has been out of favor in the near term and the emphasis on certain sectors of international stocks that have been outperformed by other sectors. The Board noted that Mercator is a value manager and that it did not stray from its style. The Fund performed slightly more favorably when compared to international value funds than the entire universe of international funds.

As noted above, the Board received information about the performance of accounts managed by Mercator with a similar investment objective as that of the International Value Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. The Board reviewed performance over various time periods, including one-, three-, and five-year periods, performance under different market conditions and during different phases of the market cycle and the volatility of Mercator’s returns. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the performance of the accounts managed by Mercator with a similar investment objective to the International Value Fund’s investment objective was sufficient to merit reapproval of the Subadvisory Agreement but the Board will continue to monitor its performance closely.

Comparative Fees Charged by Mercator and Expense Ratios. The Board considered the fees paid to Mercator under the current Subadvisory Agreement. The Board compared the International Value Fund’s subadvisory fee to that charged by Mercator to other accounts with a similar investment objective to the Fund as well as the current management fee to be paid to RE Advisers under the existing Investment Management Agreement. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Board noted RE Advisers’ and Mercator’s stated justification for the fees to be payable by the Fund, which included information about the services to be provided to the International Value Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the subadvisory fees to be charged to the Fund were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.

Costs of Services and Profits Realized by Mercator. The Board considered the compensation indirectly received by Mercator from its relationship with the International Value Fund. The Directors noted that RE Advisers would continue to pay Mercator from the management fees received from the Fund.

Fall-Out Benefits to Mercator. The Board also considered possible conflicts of interest associated with the provision of investment advisory services by Mercator to other clients. The Board considered the procedures of Mercator designed to fulfill its fiduciary duties to advisory clients with respect to possible conflicts of interest, including the code of ethics, the integrity of the systems in place to ensure compliance with the foregoing and the record of Mercator in these matters. The Board also received and considered information concerning procedures of Mercator with respect to the execution of portfolio transactions.

26	Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

Conclusion

Based on the Board’s deliberation and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously reapproved the Subadvisory Agreement and concluded that the compensation under the Subadvisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable judgment.

Regulatory and Shareholder Matters	27

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Homestead Funds, Inc. and Shareholders of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund (comprising Homestead Funds, Inc., hereafter referred to as the “Funds”) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Baltimore, Maryland

February 27, 2015

28	Report of Independent Registered Public Accounting Firm

Portfolio of Investments

Daily Income Fund  |  December 31, 2014

Corporate Bonds | 0.9% of portfolio

	Interest Rate	Maturity Date	Face Amount	Value
American Honda Finance Corp.	1.45%	02/27/15	$520,000	$521,010
Wells Fargo Bank SA	4.75	02/09/15	1,135,000	1,140,389
Total Corporate Bonds (Cost $1,661,399)				1,661,399
Commercial Paper | 71.7% of portfolio
Abbott Laboratories (a)	0.09	01/15/15	4,000,000	3,999,860
Abbott Laboratories (a)	0.09	02/02/15	1,000,000	999,920
Abbott Laboratories (a)	0.12	03/04/15	3,000,000	2,999,380
Air Liquide US LLC (a)	0.12	01/23/15	3,500,000	3,499,743
Air Products & Chemicals Inc. (a)	0.21	01/27/15	2,500,000	2,499,621
Air Products & Chemicals Inc. (a)	0.12	02/02/15	3,500,000	3,499,627
American Honda Finance Corp.	0.12	01/07/15	5,000,000	4,999,900
American Honda Finance Corp.	0.13	02/05/15	3,500,000	3,499,558
BMW US Capital LLC (a)	0.10	01/22/15	4,000,000	3,999,767
BMW US Capital LLC (a)	0.10	02/04/15	2,500,000	2,499,764
BMW US Capital LLC (a)	0.13	02/17/15	2,500,000	2,499,576
Chevron Corp. (a)	0.10	01/15/15	1,000,000	999,961
Chevron Corp. (a)	0.12	02/18/15	2,000,000	1,999,680
Chevron Corp. (a)	0.20	04/15/15	1,700,000	1,699,018
Coca-Cola Co. (a)	0.10	01/08/15	2,500,000	2,499,952
Coca-Cola Co. (a)	0.10	02/09/15	3,100,000	3,099,664
Coca-Cola Co. (a)	0.12	03/11/15	4,000,000	3,999,080
Conocophillips Qatar Funding Ltd. (a)	0.11	01/05/15	4,000,000	3,999,951
Conocophillips Qatar Funding Ltd. (a)	0.11	01/07/15	3,000,000	2,999,945
Conocophillips Qatar Funding Ltd. (a)	0.12	02/06/15	1,500,000	1,499,820
Eli Lilly & Co. (a)	0.10	01/29/15	5,000,000	4,999,611
Eli Lilly & Co. (a)	0.12	02/23/15	3,000,000	2,999,470
Essilor International SA (a)	0.12	01/07/15	5,000,000	4,999,900
Essilor International SA (a)	0.12	02/12/15	1,750,000	1,749,755
Exxon Mobil Corp.	0.12	01/27/15	3,000,000	2,999,740
General Electric Capital Corp.	0.13	02/23/15	2,000,000	1,999,617
General Electric Capital Corp.	0.17	03/04/15	3,000,000	2,999,122
General Electric Capital Corp.	0.14	03/25/15	2,500,000	2,499,193
Honeywell International (a)	0.14	03/19/15	3,000,000	2,999,102
John Deere Bank SA (a)	0.09	01/16/15	4,000,000	3,999,850
John Deere Financial Inc. (a)	0.09	01/13/15	5,000,000	4,999,850
L’Oreal USA, Inc. (a)	0.09	01/12/15	2,500,000	2,499,931
Metlife Funding Inc.	0.09	01/20/15	6,000,000	5,999,715
Metlife Funding Inc.	0.11	01/20/15	2,000,000	1,999,884
PACCAR Financial Corp.	0.12	01/13/15	2,500,000	2,499,900
PACCAR Financial Corp.	0.11	02/13/15	2,250,000	2,249,704
PACCAR Financial Corp.	0.18	03/18/15	1,500,000	1,499,430
Piedmont Natural Gas Co. (a)	0.20	01/08/15	3,000,000	2,999,883
Piedmont Natural Gas Co. (a)	0.21	01/09/15	1,000,000	999,953
Procter & Gamble Co. (a)	0.11	01/12/15	3,000,000	2,999,899
Procter & Gamble Co. (a)	0.14	02/03/15	2,000,000	1,999,743
Procter & Gamble Co. (a)	0.09	02/13/15	2,000,000	1,999,785
Toyota Motor Credit Corp.	0.11	01/09/15	3,100,000	3,099,924
Toyota Motor Credit Corp.	0.11	01/16/15	2,000,000	1,999,908
Toyota Motor Credit Corp.	0.15	03/03/15	4,000,000	3,998,983
Walt Disney Co. (The) (a)	0.11	03/20/15	4,000,000	3,999,047
Walt Disney Co. (The) (a)	0.11	03/24/15	1,500,000	1,499,624
Walt Disney Co. (The) (a)	0.13	03/27/15	3,750,000	3,748,849
Total Commercial Paper (Cost $141,133,159)				141,133,159

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	29

Portfolio of Investments  |  Daily Income Fund  |  December 31, 2014 (Continued)

U.S. Government Obligations | 17.8% of portfolio

	Interest Rate		Maturity Date	Face Amount	Value
U.S. Treasury Note	2.25%		01/31/15	$4,000,000	$4,007,169
U.S. Treasury Note	4.00		02/15/15	2,000,000	2,009,633
U.S. Treasury Note	2.38		02/28/15	5,000,000	5,018,572
U.S. Treasury Note	0.25		02/28/15	5,000,000	5,001,515
U.S. Treasury Note	2.50		03/31/15	4,000,000	4,023,839
U.S. Treasury Note	0.13		04/30/15	5,000,000	5,000,899
U.S. Treasury Note	0.25		05/15/15	3,000,000	3,001,930
U.S. Treasury Note	0.25		05/31/15	4,000,000	4,002,386
U.S. Treasury Note	0.38		06/30/15	3,000,000	3,003,479
Total U.S. Government Obligations (Cost $35,069,422)					35,069,422
Money Market Fund | 9.6% of portfolio

				Shares
State Street Institutional Liquid Reserves Fund (Premier Class)	0.07	(b)		18,893,772	18,893,772
Total Money Market Fund (Cost $18,893,772)					18,893,772

Total Investments in Securities (Cost $196,757,752) | 100%					$196,757,752

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $98,788,581 and represents 50.2% of total investments.

(b)	7-day yield at December 31, 2014.

30	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Short-Term Government Securities Fund  |  December 31, 2014

Corporate Bonds | 18.7% of portfolio

	Interest Rate		Maturity Date	Face Amount	Value
Ally Bank	0.95%		09/25/15	$250,000	$250,721
Altitude Investments 17 LLC	2.68		11/08/25	926,182	912,693
American Express Bank FSB	1.55		10/23/17	250,000	247,993
Banco Bilbao Vizcaya Argentaria Puerto Rico	1.50		04/20/17	150,000	150,057
Barclays Bank Delaware	0.00	(c)	05/27/15	175,000	170,625
Comenity Capital Bank	0.75		02/25/16	250,000	249,982
Discover Bank	1.05		09/26/16	250,000	248,423
Ethiopian Leasing (2012) LLC	2.68		07/30/25	183,870	184,615
FirstBank Puerto Rico	0.70		11/30/15	250,000	250,182
GE Capital Bank	1.50		10/17/17	250,000	250,000
Lulwa Ltd.	1.83		03/26/25	867,665	835,085
Mexican Aircraft Finance IV	2.54		07/13/25	454,869	453,508
Micron Semiconductor Asia PTE LTD	1.26		01/15/19	2,156,400	2,153,590
Petroleos Mexicanos	2.00		12/20/22	800,000	789,293
Safina LTD	1.55		01/15/22	773,079	763,068
Safina LTD	2.00		12/30/23	1,604,289	1,570,657
Sallie Mae Bank	1.50		10/16/17	250,000	248,002
Sandalwood 2013 LLC	2.82		02/12/26	612,838	618,913
Sayarra LTD	2.77		10/29/21	33,622	34,577
Tagua Leasing LLC	1.90		07/12/24	829,405	806,024
Tagua Leasing LLC	1.73		09/18/24	828,972	796,815
Union 11 Leasing LLC	2.41		01/23/24	795,129	793,113
Union 16 Leasing LLC	1.86		01/22/25	866,889	837,642
VRG Linhas Aéreas SA	0.62		02/14/16	625,000	625,485
Wells Fargo Bank	0.73	(a)	04/29/16	100,000	99,250
Total Corporate Bonds (Cost $14,516,584)					14,340,313
Mortgage-Backed Securities | 4.6% of portfolio
FDIC Structured Sale Guaranteed Notes 2010-S3 (b)	2.74		12/03/20	350,959	356,287
GNMA #2602	6.00		06/20/28	28,608	32,468
GNMA #8004	1.63	(a)	07/20/22	15,443	16,265
GNMA #8006	1.63	(a)	07/20/22	14,751	15,177
GNMA #8038	1.63	(a)	08/20/22	8,955	9,301
GNMA #8040	2.00	(a)	08/20/22	22,866	23,865
GNMA #8054	1.63	(a)	10/20/22	5,633	5,651
GNMA #8076	1.63	(a)	11/20/22	8,761	8,962
GNMA #8102	4.00	(a)	02/20/16	500	505
GNMA #8103	4.00	(a)	02/20/16	2,609	2,661
GNMA #8157	1.63	(a)	03/20/23	14,355	14,691
GNMA #8191	1.63	(a)	05/20/23	27,313	28,382
GNMA #8215	2.00	(a)	04/20/17	1,029	1,047
GNMA #8259	1.63	(a)	08/20/23	7,458	7,650
GNMA #8297	4.00	(a)	12/20/17	4,170	4,363
GNMA #8332	3.50	(a)	03/20/18	2,196	2,268
GNMA #8344	3.50	(a)	04/20/18	7,941	8,153
GNMA #8384	1.63	(a)	03/20/24	4,188	4,310
GNMA #8393	4.00	(a)	08/20/18	3,657	3,789
GNMA #8400	2.00	(a)	08/20/18	5,239	5,372
GNMA #8405	4.00	(a)	09/20/18	4,450	4,632
GNMA #8423	1.63	(a)	05/20/24	4,923	5,131
GNMA #8429	4.00	(a)	11/20/18	5,116	5,300
GNMA #8459	1.63	(a)	07/20/24	7,869	8,109
GNMA #8499	3.00	(a)	05/20/19	4,926	4,964
GNMA #8518	1.63	(a)	10/20/24	7,898	8,179
GNMA #8532	2.50	(a)	10/20/24	10,497	10,873
GNMA #8591	1.63	(a)	02/20/25	21,426	22,360

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	31

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2014 (Continued)

Mortgage-Backed Securities | 4.6% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
GNMA #8638	1.63	%(a)	06/20/25	$10,128	$10,450
GNMA #8648	1.63	(a)	07/20/25	17,665	17,715
GNMA #8663	2.00	(a)	07/20/25	12,651	13,121
GNMA #8680	3.50	(a)	08/20/20	7,566	7,837
GNMA #8687	2.50	(a)	08/20/25	3,358	3,506
GNMA #8702	3.00	(a)	10/20/20	4,047	4,193
GNMA #8747	1.63	(a)	11/20/25	7,717	7,964
GNMA #8807	1.63	(a)	07/20/21	8,395	8,848
GNMA #8836	1.63	(a)	09/20/21	8,468	8,925
GNMA #8847	1.63	(a)	04/20/26	10,422	10,771
GNMA #8869	1.63	(a)	11/20/21	25,918	26,818
GNMA #8873	2.50	(a)	11/20/21	13,190	13,567
GNMA #8877	1.63	(a)	05/20/26	2,467	2,629
GNMA #8883	1.63	(a)	12/20/21	8,898	9,086
GNMA #8915	1.63	(a)	02/20/22	8,774	9,106
GNMA #8934	1.63	(a)	03/20/22	15,772	16,216
GNMA #8978	1.63	(a)	05/20/22	38,140	39,204
GNMA #80053	1.63	(a)	03/20/27	2,225	2,300
GNMA #80058	1.63	(a)	04/20/27	2,043	2,145
GNMA #80185	1.63	(a)	04/20/28	20,127	20,855
GNMA #80264	1.63	(a)	03/20/29	16,490	17,380
GNMA #80283	1.63	(a)	05/20/29	14,408	14,949
GNMA #80300	1.63	(a)	07/20/29	12,109	12,488
GNMA #80309	1.63	(a)	08/20/29	6,172	6,413
GNMA #80363	1.63	(a)	01/20/30	43,921	45,578
GNMA #80426	1.63	(a)	07/20/30	1,790	1,861
GNMA #80452	1.63	(a)	09/20/30	12,838	13,339
GNMA #80475	1.63	(a)	12/20/30	15,937	16,331
GNMA #80577	1.63	(a)	02/20/32	2,491	2,577
GNMA #80684	1.63	(a)	04/20/33	9,437	9,931
GNMA #81129	2.13	(a)	10/20/34	204,494	210,431
GNMA #583189	4.50		02/20/17	13,650	14,343
GNMA #607494	5.00		04/15/19	12,575	13,424
GNMA #616274	5.00		02/15/19	10,457	11,153
GNMA 2001-53	5.50		10/20/31	3,048	3,081
GNMA 2001-53	0.52	(a)	10/20/31	562	562
GNMA 2002-15	5.50		11/20/31	5,146	5,192
GNMA 2002-20	4.50		03/20/32	14,764	15,957
GNMA 2003-11	4.00		10/17/29	21,619	22,841
GNMA 2003-12	4.50		02/20/32	4,097	4,164
GNMA 2003-26	0.61	(a)	04/16/33	6,181	6,226
GNMA 2003-97	4.50		03/20/33	21,123	22,081
GNMA 2004-17	4.50		12/20/33	55,643	59,229
GNMA 2004-102	5.50		04/20/34	42,191	45,472
GNMA 2010-113	2.50		02/16/40	351,311	353,725
GNMA 2012-143	1.50		12/16/27	782,117	767,238
GNMA 2013-131	0.51	(a)	09/16/43	406,455	408,331
GNMA #MA0668	2.00		12/20/27	217,837	219,747
NCUA Guaranteed Notes 2010-C1	1.60		10/29/20	371,234	371,903
Total Mortgage-Backed Securities (Cost $3,487,617)					3,551,918
Asset-Backed Securities | 0.4% of portfolio
Small Business Administration 98-20D	6.15		04/01/18	6,397	6,665
Small Business Administration 98-20E	6.30		05/01/18	7,774	8,165
Small Business Administration 98-20H	6.15		08/01/18	3,754	3,918
Small Business Administration 99-20D	6.15		04/01/19	10,357	11,064

32	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2014 (Continued)

Asset-Backed Securities | 0.4% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Small Business Administration 04-20B	4.72%		02/01/24	$36,132	$38,489
Small Business Administration 04-20C	4.34		03/01/24	54,806	57,543
Small Business Administration 05-10E	4.54		09/01/15	4,260	4,309
Small Business Administration Pool # 100075	3.50		05/25/19	16,674	16,971
Small Business Administration Pool # 502261	1.38	(a)	10/25/17	6,482	6,465
Small Business Administration Pool # 502684	1.25	(a)	07/25/19	1,890	1,906
Small Business Administration Pool # 503278	0.88	(a)	02/25/21	16,745	16,777
Small Business Administration Pool # 503463	1.13	(a)	09/25/21	3,752	3,711
Small Business Administration Pool # 504305	0.88	(a)	10/25/23	616	613
Small Business Investment Companies 02-20K	5.08		11/01/22	12,384	13,309
Small Business Investment Companies 05-10B	4.94		09/10/15	48,213	49,126
Small Business Investment Companies 05-P10A	4.64		02/10/15	16,795	16,876
Small Business Investment Companies 07-10A	5.38		03/10/17	11,988	12,750
Total Asset-Backed Securities (Cost $254,409)					268,657
Municipal Bonds | 4.4% of portfolio
Carmel, Indiana Redevelopment District	7.80		01/15/29	500,000	552,645
Cook County, Illinois Community Consolidated School District	0.00	(c)	12/01/15	1,050,000	1,046,598
DuPage & Cook County Illinois Community School District	5.25		01/01/26	110,000	115,425
Illinois Housing Development Authority, Illinois	4.13		10/20/16	400,000	411,320
Jefferson County Colorado	0.00	(c)	03/01/16	200,000	199,218
Rio Rancho, New Mexico New Event Center	5.00		06/01/20	1,000,000	1,018,690
Total Municipal Bonds (Cost $3,386,128)					3,343,896
U. S. Government and Agency Obligations | 66.0% of portfolio
Government Trust Certificate (Israel Trust)	0.00	(c)	04/01/15	2,750,000	2,743,257
National Archives Facility Trust	8.50		09/01/19	28,847	33,685
Overseas Private Investment Corp.	3.50	(e)	05/02/16	1,000,000	1,187,318
Overseas Private Investment Corp.	3.56	(d)	04/23/17	3,000,000	3,682,500
Overseas Private Investment Corp.	1.50	(e)	11/17/17	1,000,000	1,054,218
Overseas Private Investment Corp.	1.32	(d)	02/19/18	2,533,926	2,554,869
Overseas Private Investment Corp.	1.55	(e)	03/15/18	3,600,000	3,795,944
Overseas Private Investment Corp.	0.68	(e)	04/30/18	2,000,000	2,030,900
Overseas Private Investment Corp.	1.84	(e)	06/10/18	1,000,000	1,087,008
Overseas Private Investment Corp.	5.66	(e)	06/10/18	900,000	1,323,905
Overseas Private Investment Corp.	1.14	(e)	06/10/18	4,000,000	4,129,288
Overseas Private Investment Corp.	1.30		06/15/19	642,857	640,625
Overseas Private Investment Corp.	0.78	(e)	07/07/19	1,000,000	1,019,251
Overseas Private Investment Corp.	2.53	(e)	07/07/19	1,000,000	1,130,100
Overseas Private Investment Corp.	0.83	(e)	11/08/19	2,000,000	1,995,936
Overseas Private Investment Corp.	1.50	(e)	11/15/20	1,000,000	1,038,880
Overseas Private Investment Corp.	3.37		05/15/21	769,072	813,089
Overseas Private Investment Corp.	2.07		05/15/21	726,585	727,209
Overseas Private Investment Corp.	2.52		09/15/22	1,000,000	999,469
Overseas Private Investment Corp.	2.51		05/15/25	2,300,000	2,318,536
Philippine Power Trust I (b)	5.40		09/26/18	238,095	253,937
Private Export Funding Corp.	2.53		07/15/16	500,000	510,230
The Financing Corp.	0.00	(c)	10/06/17	500,000	482,369
The Financing Corp.	0.00	(c)	02/08/18	500,000	478,057
U.S. Department of Housing and Urban Development	7.91		08/01/17	37,000	37,183
U.S. Department of Housing and Urban Development	5.77		08/01/17	600,000	600,620
U.S. Department of Housing and Urban Development	2.91		08/01/17	1,000,000	1,048,351
U.S. Department of Housing and Urban Development	7.93		08/01/18	80,000	80,077

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	33

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2014 (Continued)

U. S. Government and Agency Obligations | 66.0% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
U.S. Department of Housing and Urban Development	5.45%		08/01/19	$800,000	$856,244
U.S. Department of Housing and Urban Development	6.07		08/01/21	360,000	360,747
U.S. Department of Housing and Urban Development	6.12		08/01/22	793,000	795,028
U.S. Department of Housing and Urban Development	5.77		08/01/26	500,000	533,901
United States Treasury Note	2.38		02/28/15	1,500,000	1,505,391
United States Treasury Note	1.50		06/30/16	1,000,000	1,014,805
United States Treasury Note	1.00		08/31/16	1,000,000	1,007,148
United States Treasury Note	0.75		01/15/17	500,000	500,351
United States Treasury Note	0.75		03/15/17	1,000,000	999,609
United States Treasury Note	0.88		06/15/17	1,000,000	999,141
United States Treasury Note	1.88		08/31/17	1,500,000	1,534,218
United States Treasury Note	1.00		09/15/17	1,000,000	1,000,234
United States Treasury Note	1.38		09/30/18	1,000,000	998,750
United States Treasury Note	1.63		04/30/19	500,000	501,640
Total U.S. Government and Agency Obligations (Cost $50,081,970)					50,404,018
Commercial Paper | 5.9% of portfolio
DTE Gas Co.	0.39		01/06/15	3,000,000	2,999,838
South Jersey Gas Co. (b)	0.34		01/02/15	1,534,000	1,533,986
Total Commercial Paper (Cost $4,533,824)					4,533,824
Money Market Fund | Less than 0.1% of portfolio
State Street Institutional Liquid Reserves Fund (Premier Class)	0.07	(f)		581	581
Total Money Market Fund (Cost $581)					581

Total Investment in Securities (Cost $76,261,113) | 100%					$76,443,207

(a)	Variable coupon rate as of December 31, 2014.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $2,144,210 and represents 2.8% of total investments.

(c)	Zero coupon rate.

(d)	Interest is paid at maturity.

(e)	Interest is paid at put date.

(f)	7-day yield at December 31, 2014.

34	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Short-Term Bond Fund  |  December 31, 2014

Corporate Bonds | 25.9% of portfolio

Consumer Discretionary | 0.2%	Interest Rate		Maturity Date	Face Amount	Value
Media
ABC Inc.	8.75%		08/15/21	$810,000	$1,085,036
Total Consumer Discretionary					1,085,036

Consumer Staples | 1.1%
Beverages
Pepsico Inc.	0.70		02/26/16	525,000	525,368
Pepsico Inc.	0.44	(a)	02/26/16	525,000	525,601
Food and Staples Retailing
Sysco Corp.	1.45		10/02/17	165,000	164,830
Wal-Mart Stores Inc.	1.95		12/15/18	1,175,000	1,190,145
Personal Products
Colgate-Palmolive Co.	0.90		05/01/18	550,000	537,461
Colgate-Palmolive Co.	1.75		03/15/19	1,025,000	1,017,953
Procter & Gamble Co. (The)	1.90		11/01/19	1,625,000	1,628,258
Tobacco
Phillip Morris International Inc.	1.25		11/09/17	500,000	497,111
Total Consumer Staples					6,086,727

Energy | 1.1%
Oil, Gas, & Consumable Fuels
Chevron Corp.	0.89		06/24/16	2,075,000	2,080,823
Chevron Corp.	1.35		11/15/17	500,000	500,443
Chevron Corp.	1.10		12/05/17	475,000	472,640
Chevron Corp.	1.72		06/24/18	975,000	980,015
Chevron Corp.	2.19		11/15/19	375,000	376,387
Colonial Pipeline Co. (b)	3.50		10/15/20	875,000	901,958
Exxon Mobil Corp.	1.82		03/15/19	1,050,000	1,052,394
Total Energy					6,364,660

Financials | 6.7%
Banks
Bank of America NA	0.52	(a)	06/15/16	2,025,000	2,011,319
Bank of America NA	0.54	(a)	06/15/17	1,550,000	1,527,669
Credit Suisse New York	1.24	(a)	09/13/16	1,980,000	1,983,287
JP Morgan Chase Bank NA	0.57	(a)	06/13/16	12,625,000	12,571,495
Key Bank NA	7.41		10/15/27	1,050,000	1,073,706
Landesbank Baden-Wuerttemberg NY	5.05		12/30/15	7,650,000	7,944,487
Union Bank NA	5.95		05/11/16	525,000	556,983
Sallie Mae Bank	1.50		10/30/17	250,000	247,845
State Bank of India NY	1.60		12/05/17	250,000	247,221
WestLB AG, NY	4.80		07/15/15	275,000	280,322
Capital Markets
Morgan Stanley	4.10		01/26/15	700,000	701,389
Vesey Street Investment Trust I	4.40		09/01/16	2,275,000	2,387,258
Consumer Finance
General Electric Capital Corp.	1.06	(a)	12/20/17	1,100,000	1,112,077
Diversified Financial Services
Xtra Finance Corp.	5.15		04/01/17	4,650,000	5,026,227
Real Estate Management & Development
Fishers Lane LLC (b)	2.03		04/05/17	750,000	749,925
Total Financials					38,421,210

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	35

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2014 (Continued)

Corporate Bonds | 25.9% of portfolio (Continued)

Health Care | 2.0%	Interest Rate		Maturity Date	Face Amount	Value
Health Care Equipment & Supplies
Baxter International Inc.	0.95%		06/01/16	$825,000	$824,848
Baxter International Inc.	1.85		01/15/17	2,250,000	2,275,634
Health Care Providers & Services
UnitedHealth Group Inc.	0.85		10/15/15	550,000	551,659
UnitedHealth Group Inc.	1.40		12/15/17	825,000	824,329
Pharmaceuticals
Bristol-Myers Squibb Co.	0.88		08/01/17	4,125,000	4,088,255
Eli Lilly and Co.	6.57		01/01/16	1,025,000	1,084,944
Johnson & Johnson	1.13		11/21/17	750,000	747,818
Johnson & Johnson	1.88		12/05/19	775,000	774,950
Total Health Care					11,172,437

Industrials | 2.2%
Aerospace & Defense
General Dynamics Corp.	1.38		01/15/15	775,000	775,182
Rockwell Collins Inc.	0.59	(a)	12/15/16	1,175,000	1,175,192
Industrial Conglomerates
General Electric Co.	0.85		10/09/15	550,000	551,473
General Electric Co.	5.25		12/06/17	3,900,000	4,326,637
Machinery
Caterpillar Inc.	1.50		06/26/17	500,000	503,116
Road & Rail
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	649,180	686,508
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	106,993	116,667
Consolidated Rail Corp.	6.76		05/25/15	5,946	6,009
CSX Transportation Inc.	9.00		05/15/15	575,000	591,644
Skyway Concession Co. LLC (b)	0.54	(a)	06/30/17	3,825,000	3,662,437
Union Pacific Railroad Co.	6.85		01/02/19	34,645	37,815
Total Industrials					12,432,680

Information Technology | 3.9%
Communications Equipment
Cisco Systems Inc.	0.51	(a)	03/03/17	1,650,000	1,650,287
Cisco Systems Inc.	1.10		03/03/17	600,000	600,456
IT Services
Dun & Bradstreet Corp.	2.88		11/15/15	990,000	997,316
Software
Microsoft Corp.	0.88		11/15/17	250,000	247,527
Microsoft Corp.	1.00		05/01/18	900,000	888,605
Microsoft Corp.	1.63		12/06/18	675,000	675,735
Oracle Corp.	0.43	(a)	07/07/17	4,600,000	4,595,409
Technology Hardware, Storage & Peripherals
Intel Corp.	1.35		12/15/17	950,000	947,865
Apple Inc.	1.00		05/03/18	8,150,000	8,021,140
Apple Inc.	1.05		05/05/17	1,650,000	1,654,274
Apple Inc.	2.10		05/06/19	2,100,000	2,123,839
Total Information Technology					22,402,453

Materials | 1.4%
Chemicals
PetroLogistics LP	6.25		04/01/20	7,460,000	8,038,150
Total Materials					8,038,150

36	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2014 (Continued)

Corporate Bonds | 25.9% of portfolio (Continued)

Utilities | 5.7%	Interest Rate		Maturity Date	Face Amount	Value
Electric Utilities
Ameren Illinois Co.	6.25%		04/01/18	$450,000	$509,997
Ameren Illinois Co.	6.20		06/15/16	5,000,000	5,354,630
Atlantic City Electric Co.	4.35		04/01/21	1,625,000	1,754,251
Connecticut Light & Power Co.	5.75		09/01/17	325,000	358,508
Duke Energy Indiana Inc.	0.58	(a)	07/11/16	1,450,000	1,452,413
Georgia Power Co.	0.56	(a)	03/15/16	850,000	849,131
Georgia Power Co.	0.63	(a)	08/15/16	4,100,000	4,097,913
Gulf Power Co.	5.90		06/15/17	9,250,000	10,199,281
Idaho Power Corp.	6.03		07/15/18	925,000	1,043,365
Public Service Company of New Hampshire	4.50		12/01/19	2,575,000	2,832,685
Southern California Edison Co.	1.13		05/01/17	325,000	324,294
Southern California Edison Co.	1.25		11/01/17	870,000	863,938
Gas Utillities
Questar Corp.	2.75		02/01/16	2,825,000	2,876,418
Total Utilities					32,516,824

Telecomunication Services | 1.6%
Diversified Telecommunication Services
AT&T Inc.	0.80		12/01/15	675,000	674,835
AT&T Inc.	0.90		02/12/16	6,425,000	6,424,416
Southwestern Bell Telephone Co.	7.00		07/01/15	525,000	539,039
Wireless Telecommunication Services
Ameritech Capital Funding Corp.	6.45		01/15/18	1,200,000	1,345,848
Total Telecommunication Services					8,984,138
Total Corporate Bonds (Cost $146,705,805)					147,504,315
Yankee Bonds | 9.1% of portfolio
Alibaba Group Holding Ltd. (b)	2.50		11/28/19	1,275,000	1,257,809
African Development Bank	6.88		10/15/15	4,825,000	5,029,001
BAA Funding Ltd. (b)	2.50		06/25/17	275,000	275,169
Bayer US Finance LLC (b)	1.50		10/06/17	350,000	350,250
Canadian National Railway Co.	7.20		01/02/16	1,945,355	2,053,801
CNOOC Finance (2013) Ltd.	1.13		05/09/16	575,000	573,083
CNOOC Nexen Finance (2014) ULC	1.63		04/30/17	650,000	646,866
Commonwealth Bank of Australia (b)	1.51	(a)	03/31/17	800,000	801,758
Compagnie de Financement Foncier	0.20	(a)	03/22/17	2,100,000	2,062,467
Daimler Finance NA LLC (b)	0.83	(a)	01/09/15	400,000	400,020
Daimler Finance NA LLC (b)	1.25		01/11/16	1,175,000	1,178,384
Daimler Finance NA LLC (b)	1.38		08/01/17	400,000	398,160
Daimler Finance NA LLC (b)	0.57	(a)	08/01/17	775,000	772,815
DEPFA ACS Bank (b)	4.88		10/28/15	500,000	516,168
Dexia Municipal Agency	5.25		02/16/17	1,100,000	1,189,621
Diageo Capital plc	0.63		04/29/16	1,375,000	1,371,032
Eni Coordination Center SA	4.80		08/10/15	1,775,000	1,812,921
Export-Import Bank of Korea	0.93	(a)	11/26/16	1,000,000	1,000,710
France Telecom	2.13		09/16/15	825,000	831,872
GlaxoSmithKline Capital Corp.	0.70		03/18/16	925,000	925,129
Hydro-Quebec	6.27		01/03/26	80,000	102,062
Hypothekenbank Frankfurt International SA	0.17	(a)	07/12/16	930,000	905,508
Industrial & Commercial Bank of China	1.42	(a)	11/13/17	250,000	251,464
Industrial & Commercial Bank of China	2.35		11/13/17	250,000	249,443
ING Bank NV (b)	2.00		09/25/15	2,625,000	2,645,478
International Bank for Reconstruction and Development	0.00	(d)	02/15/15	820,000	819,423
Mitsubishi Corp.	2.75		09/16/15	300,000	303,420

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	37

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2014 (Continued)

Yankee Bonds | 9.1% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Nexen Energy ULC	5.65%		05/15/17	$220,000	$239,849
RIO Tinto Finance USA plc	0.80	(a)	06/19/15	1,975,000	1,976,856
Santander US Debt SA Unipersonal (b)	3.72		01/20/15	900,000	901,231
Sinopec Group Overseas Development (2014) Ltd.(b)	1.75		04/10/17	1,075,000	1,069,865
Scottish Power Ltd.	5.38		03/15/15	4,675,000	4,713,059
Statoil ASA	1.25		11/09/17	2,500,000	2,484,958
Statoil ASA	1.95		11/08/18	325,000	324,923
Total Capital	3.00		06/24/15	900,000	910,508
Total Capital Canada Ltd.	0.61	(a)	01/15/16	1,175,000	1,177,064
Total Capital International SA	1.00		08/12/16	2,000,000	2,005,506
TransCanada PipeLines Ltd.	0.88		03/02/15	1,000,000	1,000,528
TransCanada PipeLines Ltd.	0.75		01/15/16	3,575,000	3,565,594
Vodafone Group plc	0.62	(a)	02/19/16	850,000	849,804
Volkswagen Group of America Finance LLC (b)	1.25		05/23/17	1,650,000	1,641,984
Volkswagen International Finance NV (b)	1.15		11/20/15	650,000	652,488
Total Yankee Bonds (Cost $52,028,828)					52,238,051
Asset Backed Securities | 24.8% of portfolio
Access Group Inc. 01	0.59	(a)	05/25/29	1,290,427	1,229,612
Access Group Inc. 04-A	0.49	(a)	04/25/29	680,753	676,204
Access Group Inc. 05-B	0.46	(a)	07/25/22	286,189	284,681
Ally Master Owner Trust 12-1	0.96	(a)	02/15/17	2,175,000	2,176,218
Ally Master Owner Trust 13-1	0.61	(a)	02/15/18	925,000	926,055
Ally Master Owner Trust 13-1	1.00		02/15/18	925,000	926,093
Ally Master Owner Trust 14-1	0.63	(a)	01/15/19	1,450,000	1,448,505
Ally Master Owner Trust 14-1	1.29		01/15/19	1,725,000	1,718,838
Ally Master Owner Trust 14-2	0.53	(a)	01/16/18	2,325,000	2,323,042
Ally Master Owner Trust 14-3	1.33		03/15/19	1,500,000	1,497,162
Ally Master Owner Trust 14-4	0.56	(a)	06/17/19	4,025,000	4,005,439
Ally Master Owner Trust 14-4	1.43		06/17/19	4,075,000	4,066,296
Ally Master Owner Trust 14-5	0.65	(a)	10/15/19	4,500,000	4,500,000
Ally Master Owner Trust 14-5	1.60		10/15/19	4,000,000	3,989,792
American Credit Acceptance Receivable 13-1 (b)	1.45		04/16/18	284,668	284,910
Axis Equipment Finance Receivables LLC 13-1 (b)	1.75		03/20/17	741,062	740,844
Bush Truck Leasing LLC II-A (b)	5.00		09/25/18	25,342	25,235
Capital Auto Receivables Asset Trust 14-2	0.91		04/20/17	7,600,000	7,595,714
CCR Inc. MT-100 Payment Rights Master Trust 12-C (b)	4.75		07/10/22	1,750,000	1,732,381
CIT Marine Trust 99-A	6.25		11/15/19	17,451	17,581
Community Reinvestment Revenue Notes 19 (b)	4.68		08/01/35	12,822	12,742
College Loan Corp Trust 07-2	0.48	(a)	01/25/24	19,395,000	18,939,062
CPS Auto Trust 11-A (b)	2.82		04/16/18	136,825	137,332
CPS Auto Trust 11-B (b)	3.68		09/17/18	104,520	106,081
CPS Auto Trust 11-C (b)	4.21		03/15/19	185,444	188,905
CPS Auto Trust 12-A (b)	2.78		06/17/19	163,070	165,101
CPS Auto Trust 13-A (b)	1.31		06/15/20	705,707	702,211
CPS Auto Trust 13-B (b)	1.82		09/15/20	1,157,385	1,155,194
CPS Auto Trust 13-C (b)	1.64		04/16/18	1,850,994	1,852,619
CPS Auto Trust 13-D (b)	1.54		07/16/18	407,555	407,904
CPS Auto Trust 14-C (b)	1.31		02/15/19	3,093,658	3,083,767
Credit Acceptance Auto Loan Trust 12-2 (b)	2.21		09/15/20	550,000	553,989
Edlinc Student Loan Funding Trust 12-A (b)	3.16	(a)	10/01/25	4,582,493	4,515,717
Education Loan Asset Backed Trust 13-1 (b)	1.17	(a)	11/25/33	6,644,994	6,196,357
Element Rail Leasing I LLC 14-1 (b)	2.30		04/19/44	3,406,045	3,374,907
Flagship Credit Auto Trust 13-2 (b)	1.94		01/15/19	1,109,188	1,116,266
Ford Credit Floorplan Master Owner Trust 13-5	1.50		09/15/18	3,325,000	3,352,468
Ford Credit Floorplan Master Owner Trust 13-5	0.63	(a)	09/15/18	3,325,000	3,333,894

38	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2014 (Continued)

Asset Backed Securities | 24.8% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Ford Credit Floorplan Master Owner Trust 14-1	1.20%		02/15/19	$1,750,000	$1,745,361
Ford Credit Floorplan Master Owner Trust 14-1	0.56	(a)	02/15/19	1,750,000	1,750,872
FRS I LLC 13-1 (b)	1.80		04/15/43	266,419	263,303
HLSS Servicer Advance Receivable 13-T5 (b)	1.98		08/15/46	1,375,000	1,379,538
HLSS Servicer Advance Receivable 13-T7 (b)	1.98		11/15/46	1,300,000	1,287,260
KeyCorp Student Loan Trust 00-A	0.55	(a)	05/25/29	1,029,843	996,336
KeyCorp Student Loan Trust 00-B	0.54	(a)	07/25/29	1,082,190	1,024,273
KeyCorp Student Loan Trust 04-A	0.53	(a)	10/28/41	1,171,532	1,121,646
KeyCorp Student Loan Trust 04-A	0.66	(a)	01/27/43	689,796	605,287
KeyCorp Student Loan Trust 05-A	0.65	(a)	09/27/40	577,497	499,748
KeyCorp Student Loan Trust 06-A	0.44	(a)	06/27/29	1,401,534	1,391,816
Marriott Vacation Club Owners Trust 08-1A (b)	7.20		05/20/30	123,702	128,981
National Collegiate Student Loan Trust 04-1	0.51	(a)	06/25/27	1,431,239	1,415,666
National Collegiate Student Loan Trust 05-3	0.41	(a)	07/25/28	171,724	171,004
National Collegiate Student Loan Trust 06-1	0.36	(a)	05/25/26	204,297	203,153
New Residential Advance Receivables Trust 14-T2 (b)	2.38		03/15/47	1,500,000	1,498,350
One Main Financial Issuance Trust 14-2 (b)	2.47		09/18/24	2,300,000	2,309,016
SLC Student Loan Trust 06-A	0.53	(a)	07/15/36	3,275,000	3,148,985
SLC Student Loan Trust 06-A	0.68	(a)	07/15/36	6,250,000	5,577,756
SLM Student Loan Trust 03-A	0.68	(a)	09/15/20	2,768,172	2,752,340
SLM Student Loan Trust 03-B	0.64	(a)	03/15/22	4,719,670	4,682,007
SLM Student Loan Trust 04-A	0.44	(a)	03/16/20	333,520	333,099
SLM Student Loan Trust 04-B	0.44	(a)	06/15/21	623,029	618,646
SLM Student Loan Trust 04-B	0.57	(a)	03/15/24	5,275,000	5,040,352
SLM Student Loan Trust 05-A	0.38	(a)	12/15/20	14,175	14,205
SLM Student Loan Trust 05-A	0.44	(a)	06/15/23	3,550,000	3,460,362
SLM Student Loan Trust 06-A	0.43	(a)	12/15/23	1,946,876	1,930,137
SLM Student Loan Trust 07-A	0.36	(a)	09/15/25	1,781,580	1,765,496
Small Business Administration 02-20K	5.08		11/01/22	43,343	46,582
Small Business Administration 05-10E	4.54		09/01/15	10,650	10,772
SNAAC Auto Receivables Trust 13-1 (b)	1.14		07/16/18	161,262	161,407
Springcastle Funding Asset-Backed Notes 14-A(b)	2.70		05/25/23	2,814,459	2,810,431
World Financial Network Credit Card Trust 13-B	0.91		03/16/20	2,075,000	2,071,890
Total Asset Backed Securities (Cost $138,820,465)					141,575,195
Mortgage Backed Securities | 3.7% of portfolio
Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	140,246	126,090
ACE Securities Corp. 06-ASL1	0.44	(a)	02/25/36	416,935	202,832
ACE Securities Corp. 06-GP1	0.43	(a)	02/25/31	54,982	51,286
ACE Securities Corp. 06-SL1	0.48	(a)	09/25/35	146,759	90,210
Adjustable Rate Mortgage Trust 05-10	2.63	(a)	01/25/36	96,759	82,493
American Business Financial Services 02-1	7.01		12/15/32	75,318	73,266
American Home Mortgage Investment Trust 05-01	2.33	(a)	06/25/45	186,749	184,699
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	23,639	23,892
Amresco Residential Securities 98-1	7.57		10/25/27	58,265	66,858
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	152,357	119,215
Banc of America Funding Corp. 04-A	2.63	(a)	09/20/34	15,046	14,944
Banc of America Funding Corp. 05-G	4.77	(a)	10/20/35	350,121	335,639
Banc of America Funding Corp. 07-5	6.50		07/25/37	50,274	51,969
Banc of America Mortgage Securities Inc. 02-J	3.58	(a)	09/25/32	2,952	2,861
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	14,855	15,257
Banc of America Mortgage Securities Inc. 05-C	2.63	(a)	04/25/35	39,733	36,603
Bayview Financial Acquisition Trust 06-D	5.93		12/28/36	4,450,000	4,345,634
Bayview Financial Asset Trust 07-SR1A (b)	0.62	(a)	03/25/37	214,944	184,725
Bear Stearns Adjustable Rate Mortgage Trust 04-10	2.66	(a)	01/25/35	293,908	291,888
Bear Stearns Adjustable Rate Mortgage Trust 05-12	5.42	(a)	02/25/36	48,107	43,064

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	39

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2014 (Continued)

Mortgage Backed Securities | 3.7% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Bear Stearns ALT-A Trust 04-11	2.61	%(a)	11/25/34	$19,738	$17,456
Bear Stearns ALT-A Trust 05-4	2.55	(a)	05/25/35	119,310	114,119
Bear Stearns ALT-A Trust 05-9	5.04	(a)	11/25/35	61,516	46,822
Bear Stearns ALT-A Trust 06-6	2.65	(a)	11/25/36	198,837	157,304
Bear Stearns Asset Backed Securities Trust 03-3	0.75	(a)	06/25/43	59,310	56,340
Bear Stearns Asset Backed Securities Trust 04-HE5	2.03	(a)	07/25/34	210,896	195,789
Bear Stearns Structured Products Inc., 00-1 (b)	7.95		08/28/33	3,434	3,103
CDC Mortgage Capital Trust 02-HE1	0.78	(a)	01/25/33	337,454	309,944
Chase Mortgage Finance Corp. 05-A1	4.76	(a)	12/25/35	14,611	14,053
Chaseflex Trust 05-2	6.00		06/25/35	118,246	109,093
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	18,071	18,171
CITICORP Mortgage Securities, Inc. 07-1	5.89	(c)	03/25/37	259,861	271,264
Citigroup Mortgage Loan Trust, Inc. 05-7	2.28	(a)	09/25/35	288,758	221,249
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	73,057	72,696
CMO Trust 17	7.25		04/20/18	81	82
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	157,280	163,254
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	28,165	26,993
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	60,056	61,249
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	143,709	143,493
Countrywide Alternative Loan Trust 05-43	5.22	(a)	10/25/35	42,090	35,744
Countrywide Asset Backed Certificate 02-S2	5.98		01/25/17	114,360	115,958
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	159,390	158,663
Countrywide Asset Backed Certificate 04-S1	5.12		02/25/35	48,599	49,551
Countrywide Asset Backed Certificate 06-S7	5.71	(a)	11/25/35	122,914	119,590
Countrywide Asset Backed Certificate 07-S1	5.69		11/25/36	96,029	92,442
Countrywide Home Loans 03-49	2.42	(a)	12/19/33	34,071	34,709
Countrywide Home Loans 03-J13	5.25		01/25/24	58,084	57,645
Countrywide Home Loans 05-HYB8	4.32	(a)	12/20/35	123,493	107,752
Countrywide Home Loans 06-HYB5	2.36	(a)	09/20/36	68,359	59,273
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	27,236	27,587
Credit Suisse First Boston Mortgage 03-AR24	2.55	(a)	10/25/33	233,089	226,580
Credit Suisse First Boston Mortgage 03-FFA	6.10	(a)	02/25/33	99,649	98,749
Credit Suisse First Boston Mortgage 04-AR3	2.50	(a)	04/25/34	67,976	69,295
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	78,973	79,626
Credit Suisse First Boston Mortgage 06-2	5.91	(a)	07/25/36	1,120,000	129,222
DLJ Mortgage Acceptance Corp. 91-3	1.95	(a)	01/25/21	8,340	8,412
Encore Credit Receivables Trust 05-3	0.65	(a)	10/25/35	675,000	657,867
FHLMC 2419	5.50		03/15/17	2,133	2,210
FHLMC 2649	4.50		07/15/18	103,137	107,612
FHLMC 780754	2.38	(a)	08/01/33	4,418	4,708
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	16,388	16,432
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	3,450	3,486
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	2.22	(a)	09/25/34	30,159	29,444
First Horizon Mortgage Pass-Through Trust 05-AR2	2.83	(a)	05/25/35	144,284	133,642
FNMA 03-38	5.00		03/25/23	14,292	14,777
FNMA 03-86	4.50		09/25/18	73,606	75,433
FNMA 813842	1.84	(a)	01/01/35	22,068	23,210
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	47,141	44,826
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	982,362
GNMA 02-15	5.50		11/20/31	3,808	3,842
GNMA 03-11	4.00		10/17/29	112,255	118,596
GNMA 03-12	4.50		02/20/32	8,193	8,327
GNMA 03-26	0.61	(a)	04/16/33	13,908	14,008
GNMA 04-17	4.50		12/20/33	23,312	24,814
GNMA 583189	4.50		02/20/17	8,190	8,606
Green Tree Financial Corp. 98-5	6.22		03/01/30	111,784	118,289
GS Mortgage Loan Trust 03-10	2.36	(a)	10/25/33	121,097	120,922
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	32,559	33,332
GS Mortgage Loan Trust 05-AR3	2.62	(a)	05/25/35	80,415	74,243

40	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2014 (Continued)

Mortgage Backed Securities | 3.7% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
GS Mortgage Loan Trust 05-AR6	2.64	%(a)	09/25/35	$55,339	$55,577
Home Equity Mortgage Trust 06-1	5.80		05/25/36	1,056,864	866,833
Home Savings of America 9	3.44	(a)	11/25/17	48,049	48,668
Home Savings of America 11	4.81	(a)	01/25/18	52,149	52,744
Household Home Equity Loan Trust 06-2	0.32	(a)	03/20/36	598,278	593,595
IMPAC Secured Assets Corp. 03-3	4.98	(a)	08/25/33	143,259	149,335
Indymac Indx Mortgage Loan Trust 04-AR6	2.56	(a)	10/25/34	10,004	9,762
Indymac Indx Mortgage Loan Trust 05-AR15	4.53	(a)	09/25/35	40,081	34,612
Indymac Residential Mortgage-Backed Trust 05-L1 (g)	0.55	(a)	07/25/13	199,858	68,516
JP Morgan Mortgage Trust 05-A2	4.92	(a)	04/25/35	226,357	220,743
Lehman ABS Manufactured Housing Contract 01-B	4.35		04/15/40	63,904	67,116
Master Adjustable Rate Mortgages Trust 04-13	2.64	(a)	04/21/34	25,761	25,906
Master Adjustable Rate Mortgages Trust 05-1	4.28	(a)	01/25/35	26,327	26,094
Master Alternative Loans Trust 03-5	6.00		08/25/33	51,603	54,988
Master Asset Backed Securities Trust 07-NCW (b)	0.46	(a)	05/25/37	483,105	449,236
Master Asset Securitization Trust 03-6	5.00		07/25/18	6,837	6,999
Master Asset Securitization Trust 07-1	6.00		10/25/22	17,081	16,799
Merrill Lynch Mortgage Investors Trust 03-A2	1.83	(a)	02/25/33	42,460	40,850
Merrill Lynch Mortgage Investors Trust 06-SL1	0.52	(a)	09/25/36	212,592	201,037
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	37,992	38,379
Morgan Stanley Mortgage Loan Trust 05-5AR	5.20	(a)	09/25/35	40,823	31,471
Morgan Stanley Mortgage Loan Trust 06-1AR	2.63	(a)	02/25/36	125,517	97,173
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		07/25/47	611,578	207,511
New Century Home Equity Loan Trust 97-NC5	7.20	(a)	10/25/28	17	17
Nomura Asset Acceptance Corporation 06-AF2	0.26	(a)	08/25/36	177,727	74,746
Nomura Asset Acceptance Corporation 07-1	5.96		03/25/47	208,756	211,793
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	273,741	283,469
Oakwood Mortgage Investors, Inc. 02-A (g)	0.41	(a)	09/15/14	139,104	119,718
Option One Mortgage Loan Trust 07-FXD2	5.90		03/25/37	15,819	14,198
Ownit Mortgage Loan Asset Backed Certificate 05-5	0.45	(a)	10/25/36	241,187	237,351
Prime Mortgage Trust 05-2	5.00		07/25/20	29,146	29,563
Residential Accredit Loans, Inc. 02-QS9	0.76	(a)	07/25/32	3,913	3,572
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	37,590	34,801
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	326,450	270,202
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	134,680	135,391
Residential Asset Mortgage Products Inc. 03-RZ3	4.62		06/25/33	99,130	95,251
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	40,676	42,194
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	154,151	131,853
Residential Funding Mortgage Securities 00-HI5	7.98		12/25/25	174,686	173,747
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	18,157	18,486
Residential Funding Mortgage Securities I 05-SA2	2.70	(a)	06/25/35	36,734	31,034
Residential Funding Mortgage Securities I 06-SA1	3.82	(a)	02/25/36	38,628	34,242
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	17,628	17,709
SACO I Trust 05-6	0.74	(a)	09/25/35	138,048	136,936
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	9	9
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	2.40	(a)	03/25/34	19,972	20,057
Structured Adjustable Rate Mortgage Loan Trust 04-4	2.38	(a)	04/25/34	587,151	576,529
Structured Adjustable Rate Mortgage Loan Trust 04-11	2.52	(a)	08/25/34	36,601	36,679
Structured Adjustable Rate Mortgage Loan Trust 04-18	2.48	(a)	12/25/34	84,798	61,316
Structured Adjustable Rate Mortgage Loan Trust 05-11	2.44	(a)	05/25/35	330,273	308,995
Structured Adjustable Rate Mortgage Loan Trust 06-1	2.42	(a)	02/25/36	29,771	26,221
Structured Adjustable Rate Mortgage Loan Trust 06-4	4.96	(a)	05/25/36	81,900	61,642
Structured Adjustable Rate Mortgage Loan Trust 06-4	4.92	(a)	05/25/36	84,947	73,917
Structured Asset Mortgage Investments 04-AR5	2.17	(a)	10/19/34	29,109	28,635
Structured Asset Securities Corp. 98-RF1 (b)	6.78	(a)	04/15/27	28,368	28,553
Structured Asset Securities Corp. 03-37A	2.47	(a)	12/25/33	174,974	171,107
Structured Asset Securities Corp. 04-3	5.22	(a)	03/25/24	127,379	131,606
Terwin Mortgage Trust 04-5HE	1.04	(a)	06/25/35	471,910	445,538
Vanderbilt Mortgage & Finance 03-A	0.81	(a)	05/07/26	91,028	89,182

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	41

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2014 (Continued)

Mortgage Backed Securities | 3.7% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Wachovia Mortgage Loan Trust 06-A	2.66	%(a)	05/20/36	$126,816	$121,611
Washington Mutual Mortgage Securities Corp. 04-AR3	2.37	(a)	06/25/34	52,067	52,544
Washington Mutual Mortgage Securities Corp. 04-AR14	2.39	(a)	01/25/35	91,672	92,045
Washington Mutual MSC Mortgage Pass-Through Certificates 03-MS2	5.00		03/25/18	19,289	19,589
Wells Fargo Mortgage Backed Securities Trust 04-B	2.49	(a)	02/25/34	15,238	15,228
Wells Fargo Mortgage Backed Securities Trust 04-E	2.63	(a)	05/25/34	20,928	20,911
Wells Fargo Mortgage Backed Securities Trust 04-EE	2.50	(a)	12/25/34	17,165	17,384
Wells Fargo Mortgage Backed Securities Trust 04-F	2.49	(a)	06/25/34	60,205	61,120
Wells Fargo Mortgage Backed Securities Trust 04-I	2.60	(a)	07/25/34	3,891	3,924
Wells Fargo Mortgage Backed Securities Trust 04-K	2.62	(a)	07/25/34	85,020	85,365
Wells Fargo Mortgage Backed Securities Trust 04-K	2.62	(a)	07/25/34	33,576	33,753
Wells Fargo Mortgage Backed Securities Trust 04-K	2.62	(a)	07/25/34	37,352	37,341
Wells Fargo Mortgage Backed Securities Trust 04-R	2.62	(a)	09/25/34	46,060	46,661
Wells Fargo Mortgage Backed Securities Trust 05-AR14	5.36	(a)	08/25/35	22,734	22,885
Wells Fargo Mortgage Backed Securities Trust 05-AR15	2.62	(a)	09/25/35	184,776	184,075
Wells Fargo Mortgage Backed Securities Trust 05-AR16	5.22	(a)	10/25/35	41,710	41,353
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.59	(a)	04/25/36	34,638	34,693
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.47	(a)	12/25/36	22,558	21,991
Total Mortgage Backed Securities (Cost $22,058,539)					20,870,361
Municipal Bonds | 24.8% of portfolio
Alaska Housing Finance Corp.	2.80		12/01/26	350,000	355,278
Alaska Housing Finance Corp.	0.95	(a)	06/01/43	5,150,000	5,143,769
Alaska Student Loan Corp.	0.67	(a)	08/25/31	1,161,054	1,163,887
Art Institute of Chicago	1.34		03/01/15	125,000	125,006
Atlantic City NJ	4.00		11/01/16	400,000	401,584
Austin TX	1.58		09/01/17	3,250,000	3,271,678
California, State of	1.05		02/01/16	925,000	929,755
Casino Reinvestment Development Authority NJ	5.14		06/01/15	300,000	303,360
Colorado Housing & Finance Authority	1.17		05/01/17	1,625,000	1,615,023
Colorado Housing & Finance Authority	1.69		05/01/18	1,605,000	1,593,171
Colorado State Department of Corrections	2.26		09/01/17	3,375,000	3,444,795
Desert Sands California Unified School District	2.28		06/01/19	375,000	373,508
Downtown Smyrna Development Authority GA	3.21		02/01/15	100,000	100,119
Energy Northwest, WA	1.06		07/01/15	350,000	351,141
Energy Northwest, WA	2.15		07/01/18	850,000	868,556
Florida Hurricane Catastrophe Fund Finance Corp.	1.30		07/01/16	1,750,000	1,759,450
Illinois Housing Development Authority	1.14		01/01/16	305,000	304,503
Illinois, State of	4.51		03/01/15	1,645,000	1,656,449
Illinois, State of Sales Tax Revenue	1.36		06/15/16	2,200,000	2,213,354
Illinois, State of Sales Tax Revenue	2.23		06/15/19	3,625,000	3,589,946
Indiana Bond Bank	1.48		01/15/17	1,285,000	1,289,151
Indiana Bond Bank	2.08		01/15/19	300,000	300,756
Indianapolis, Indiana Local Public Improvement Bond Bank	1.19		06/01/15	325,000	325,393
Indianapolis, Indiana Local Public Improvement Bond Bank	1.58		06/01/16	600,000	603,780
Jackson Tennessee Energy Authority	1.15		04/01/16	400,000	401,640
Jersey City, NJ	1.51		09/01/16	950,000	952,451
Jobsohio Beverage System, OH	1.57		01/01/17	925,000	933,695
Lehigh County Authority PA	3.44		12/01/18	3,825,000	3,930,188
Massachusetts Housing Finance Agency	1.17		12/01/15	335,000	336,404
Massachusetts Housing Finance Agency	1.31		06/01/16	215,000	215,226
Miami Dade County Florida Educational Facilities Authority	1.29		04/01/15	325,000	324,916
Monroe County, NY Industrial Development Corp.	2.60		01/15/16	265,000	264,865
New Jersey Economic Development Authority	0.00	(d)	02/15/16	6,675,000	6,574,675
New Jersey Economic Development Authority	1.06		03/01/16	1,400,000	1,397,270
New Jersey Economic Development Authority	0.00	(d)	02/15/17	950,000	913,254

42	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2014 (Continued)

Municipal Bonds | 24.8% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
New Jersey Economic Development Authority	0.00	%(d)	02/15/18	$1,000,000	$924,540
New Jersey Economic Development Authority	0.00	(d)	02/15/20	10,450,000	8,870,692
New Orleans Louisiana	2.12		09/01/17	825,000	827,599
New Orleans Louisiana	2.80		09/01/19	1,725,000	1,738,265
New York City, NY Transitional Finance Authority	1.80		08/01/18	1,475,000	1,470,428
New York City, NY Transitional Finance Authority	1.85		05/01/19	2,025,000	2,004,629
New York City, NY Transitional Finance Authority	2.45		08/01/20	1,000,000	999,770
New York City, NY Transitional Finance Authority	2.75		11/01/20	2,695,000	2,725,615
New York City, NY Transitional Finance Authority	2.85		02/01/21	2,775,000	2,825,006
New York State Urban Development Corp.	2.35		03/15/20	4,350,000	4,341,126
North Carolina Housing Finance Agency	4.00		01/01/30	1,675,000	1,723,810
North Carolina State Education Assistance Authority	0.97	(a)	07/25/39	998,154	996,916
Oakland California Redevelopment Agency	7.25		09/01/15	400,000	412,844
Oklahoma Student Loan Authority	0.69	(a)	02/25/32	1,002,696	999,347
Oregon School Boards Association	0.00	(d)	06/30/15	4,050,000	4,040,240
Pasadena California Pension Obligation	1.76	(a)	05/15/41	800,000	802,256
Pennsylvania Higher Education Assistance Agency (b)	0.72	(a)	05/25/27	409,813	411,322
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/15	4,075,000	4,065,057
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/18	9,400,000	8,662,664
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/19	2,500,000	2,200,525
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/20	5,285,000	4,427,826
Puerto Rico, Commonwealth of	5.00		07/01/15	1,325,000	1,342,901
Puerto Rico, Commonwealth of	5.50		07/01/16	1,250,000	1,297,862
Puerto Rico, Commonwealth of	5.50		07/01/17	320,000	335,888
Puerto Rico, Commonwealth of	5.50		07/01/17	230,000	242,827
Puerto Rico, Commonwealth of	5.50		07/01/18	340,000	356,439
Puerto Rico, Commonwealth of	5.25		07/01/18	390,000	402,382
Puerto Rico Electric Power Authority	5.00		07/01/15	375,000	379,755
Puerto Rico Government Development Bank	4.75		12/01/15	330,000	335,026
Puerto Rico Highway & Transportation Authority	5.50		07/01/16	875,000	909,798
Puerto Rico Highway & Transportation Authority	6.00		07/01/18	420,000	441,634
Puerto Rico Highway & Transportation Authority	5.50		07/01/19	475,000	494,294
Puerto Rico Highway & Transportation Authority	6.25		07/01/21	2,400,000	2,611,488
Puerto Rico Sales Tax Financing Corp.	5.25		08/01/19	3,175,000	2,916,491
Puerto Rico Sales Tax Financing Corp.	4.38		08/01/20	905,000	782,581
Puerto Rico Sales Tax Financing Corp.	3.38		08/01/16	575,000	545,474
South Carolina Student Loan Corp.	0.36	(a)	12/01/20	301,999	300,247
Stockton California Pension Obligation	5.14		09/01/17	1,125,000	1,133,505
Utah Infrastructure Agency	3.20		10/15/16	345,000	351,758
University of California	2.85		05/15/20	540,000	553,078
Utility Debt Securitization Authority, NY	2.04		06/15/21	250,000	251,467
Vermont Student Assistance Corp.	0.85	(a)	07/28/34	1,345,113	1,349,645
Village of Rosemont Illinois	2.14		12/01/16	1,375,000	1,390,125
Village of Rosemont Illinois	2.77		12/01/18	1,375,000	1,385,697
Virginia Housing Development Authority	1.11		10/01/16	550,000	546,463
Washington Economic Development Finance Authority	3.20		10/01/15	2,350,000	2,373,218
Wayne County Michigan	3.50		06/01/15	4,600,000	4,603,956
Wayne County Michigan	2.75		06/01/15	1,725,000	1,725,431
Wayne County Michigan	3.25		12/01/15	5,075,000	5,086,571
Wayne County Michigan	4.25		12/01/16	1,463,000	1,504,578
Wayne County Michigan Building Authority	6.82		12/01/15	730,000	751,849
Wayne County Michigan Building Authority	7.33		12/01/16	740,000	777,962
Total Municipal Bonds (Cost $140,146,916)					141,278,863
U.S. Government and Agency Obligations | 7.9% of portfolio
Federal Home Loan Bank	1.00	(c)	04/27/18	3,765,000	3,760,858
Freddie Mac	0.50	(c)	09/19/17	2,400,000	2,401,637
Overseas Private Investment Corp.	3.50	(f)	05/02/16	1,000,000	1,177,462

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	43

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2014 (Continued)

U.S. Government and Agency Obligations | 7.9% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Overseas Private Investment Corp.	3.56	%(e)	04/23/17	$1,000,000	$1,227,500
Overseas Private Investment Corp.	1.50	(f)	11/17/17	1,100,000	1,159,640
Overseas Private Investment Corp.	1.55	(f)	03/15/18	1,120,000	1,180,960
Overseas Private Investment Corp.	1.30		06/15/19	771,429	768,750
Overseas Private Investment Corp.	0.83	(f)	11/08/19	1,375,000	1,372,206
Overseas Private Investment Corp.	1.34	(f)	11/15/20	1,075,000	1,116,796
Overseas Private Investment Corp.	2.52		09/15/22	1,750,000	1,749,071
Tennessee Valley Authority	0.00	(d)	06/15/21	595,000	509,650
U.S. Department of Housing & Urban Development	6.07		08/01/21	83,000	83,172
U.S. Department of Housing & Urban Development	6.12		08/01/22	536,000	537,371
U.S. Treasury Notes	0.75		01/15/17	6,400,000	6,404,499
U.S. Treasury Notes	0.75		03/15/17	2,950,000	2,948,847
U.S. Treasury Notes	1.00		03/31/17	10,000,000	10,042,190
U.S. Treasury Notes	0.88		06/15/17	2,900,000	2,897,509
U.S. Treasury Notes	1.88		08/31/17	1,925,000	1,968,913
U.S. Treasury Notes	1.00		09/15/17	1,700,000	1,700,398
U.S. Treasury Notes	1.63		04/30/19	1,975,000	1,981,480
Total U.S. Government and Agency Obligations (Cost $44,886,580)					44,988,909
Commercial Paper | 3.8% of portfolio
Apache Corp. (b)	0.62		01/05/15	5,000,000	4,999,656
CenterPoint Energy Resources Corp. (b)	0.68		01/12/15	5,000,000	4,998,961
Northwestern Corp. (b)	0.33		01/02/15	5,190,000	5,189,952
South Jersey Gas Co.(b)	0.40		01/13/15	6,315,000	6,314,158
Total Commercial Paper (Cost $21,502,727)					21,502,727
Money Market Fund | less than 0.1% of portfolio

				Shares
State Street Institutional Liquid Reserves Fund (Premier Class)	0.07	(h)		66,849	66,849
Total Money Market Fund (Cost $66,849)					66,849

Total Investment in Securities (Cost $566,216,709) | 100%					$570,025,270

(a)	Variable coupon rate as of December 31, 2014.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $76,946,313 and represents 13.5% of total investments.

(c)	Step coupon security, the current rate may be adjusted upwards before maturity date.

(d)	Zero coupon security, purchased at a discount.

(e)	Interest is paid at maturity.

(f)	Interest is paid at put date.

(g)	Security did not mature on maturity date. While additional principal and interest have been received past the maturity date, the amount and timing of future payments is uncertain.

(h)	7-day yield at December 31, 2014.

plc – Public Limited Company

SA – Sociedad Anónima or Société Anonyme

NV – Naamloze Vennottschap

44	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Stock Index Fund   |  December 31, 2014

	Cost	Value
Investment in S&P 500 Stock Master Portfolio	$51,017,342	$116,261,715

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Stock Master Portfolio managed by BlackRock Fund Advisors. As of December 31, 2014, the Stock Index Fund’s ownership interest in the S&P 500 Stock Master Portfolio was 2.02%. See the Appendix for the S&P 500 Stock Master Portfolio for holdings information.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	45

Portfolio of Investments

Value Fund  |  December 31, 2014

Common Stocks | 97.8% of portfolio

Consumer Discretionary | 7.6%	Shares	Value
Auto Components
Cooper Tire & Rubber Co.	440,000	$15,246,000
Distributors
Genuine Parts Co.	315,400	33,612,178
Multiline Retail
Dillard’s, Inc. (Class A)	182,700	22,870,386
Total Consumer Discretionary		71,728,564

Consumer Staples | 2.9%
Food Products
Dean Foods Co.	349,449	6,772,322
J.M. Smucker Co. (The)	148,853	15,031,176
WhiteWave Foods Co. (The) (Class A) (a)	165,927	5,805,786
Total Consumer Staples		27,609,284

Energy | 14.8%
Energy Equipment & Services
Baker Hughes Inc.	187,000	10,485,090
Helmerich & Payne, Inc.	80,000	5,393,600
Oil, Gas, & Consumable Fuels
Chevron Corp.	295,000	33,093,100
ConocoPhillips	452,400	31,242,744
Marathon Oil Corp.	663,100	18,759,099
Marathon Petroleum Corp.	189,000	17,059,140
Phillips 66	159,500	11,436,150
QEP Resources, Inc.	552,400	11,169,528
Total Energy		138,638,451

Financials | 10.2%
Banks
Bank of America Corp.	475,200	8,501,328
Commerce Bancshares, Inc.	34,698	1,509,016
JPMorgan Chase & Co.	517,600	32,391,408
Wells Fargo & Co.	221,000	12,115,220
Insurance
Allstate Corp. (The)	369,000	25,922,250
Chubb Corp. (The)	142,000	14,692,740
Total Financials		95,131,962

Health Care | 21.2%
Health Care Equipment & Supplies
Abbott Laboratories	399,000	17,962,980
Covidien plc	207,600	21,233,328
Pharmaceuticals
AbbVie Inc.	399,000	26,110,560
Bristol-Myers Squibb Co.	719,700	42,483,891
GlaxoSmithKline plc ADR	454,000	19,403,960
Hospira, Inc. (a)	379,400	23,238,250
Mallinckrodt plc (a)	25,950	2,569,828
Merck & Co., Inc.	193,194	10,971,487
Pfizer Inc.	1,107,000	34,483,050
Total Health Care		198,457,334

Industrials | 17.1%	Shares	Value
Aerospace & Defense
Honeywell International Inc.	281,100	$28,087,512
Airlines
Southwest Airlines Co.	844,100	35,722,312
Commercial Services & Supplies
Tyco International plc	164,850	7,230,321
Industrial Conglomerates
General Electric Co.	1,364,000	34,468,280
Machinery
Flowserve Corp.	285,900	17,105,397
Parker-Hannifin Corp.	246,400	31,773,280
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	130,500	5,949,495
Total Industrials		160,336,597

Information Technology | 15.1%
Communications Equipment
Cisco Systems, Inc.	1,343,500	37,369,453
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	262,850	16,625,263
IT Services
Leidos Holdings Inc.	150,750	6,560,640
Science Applications International Corp.	66,142	3,276,013
Semiconductors & Semiconductor Equipment
Intel Corp.	1,185,000	43,003,650
Technology Hardware, Storage & Peripherals
Hewlett-Packard Co.	876,900	35,189,997
Total Information Technology		142,025,016

Materials | 8.4%
Chemicals
Dow Chemical Co. (The)	711,900	32,469,759
Containers & Packaging
Avery Dennison Corp.	520,000	26,977,600
Bemis Co., Inc.	433,600	19,603,056
Total Materials		79,050,415

Utilities | 0.5%
Gas Utilities
Questar Corp.	169,814	4,292,898
Total Utilities		4,292,898
Total Common Stocks (Cost $451,938,957)		917,270,521

46	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Value Fund  |  December 31, 2014 (Continued)

Money Market Fund | 2.2% of portfolio

	Shares	Value
State Street Institutional Liquid Reserves Fund (Premier Class), 0.07% (b)	20,876,643	$20,876,643
Total Money Market Fund (Cost $20,876,643)		20,876,643

Total Investments in Securities (Cost $472,815,600) | 100%		$938,147,164

(a)	Non-income producing.

(b)	7-day yield at December 31, 2014.

plc	– Public Limited Company

ADR	– American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	47

Portfolio of Investments

Growth Fund  |  December 31, 2014

Common Stocks | 98.4% of portfolio

Consumer Discretionary | 22.6%	Shares	Value
Auto Components
Delphi Automotive plc	13,600	$988,992
Automobiles
Tesla Motors, Inc. (a)	3,300	733,953
Hotels, Restaurants & Leisure
Chipotle Mexican Grill Inc. (a)	900	616,059
Hilton Worldwide Holdings Inc. (a)	30,313	790,866
MGM Resorts International (a)	63,997	1,368,256
Starbucks Corp.	17,300	1,419,465
Wynn Resorts, Ltd.	14,600	2,171,896
Internet & Catalog Retail
Amazon.com, Inc. (a)	11,900	3,693,165
Ctrip.com International Ltd. (a)	11,100	505,050
Netflix, Inc. (a)	1,700	580,737
Priceline Group Inc. (The)	2,960	3,375,022
Vipshop Holdings, Ltd. ADR (a)	25,100	490,454
Specialty Retail
CarMax, Inc. (a)	11,300	752,354
Lowe’s Cos., Inc.	23,400	1,609,920
Tractor Supply Co.	13,500	1,064,070
Textiles, Apparel & Luxury Goods
Hanesbrands Inc.	4,300	479,966
Michael Kors Holdings Ltd. (a)	5,100	383,010
Under Armour, Inc. (a)	3,100	210,490
Total Consumer Discretionary		21,233,725

Consumer Staples | 0.8%
Personal Products
Estee Lauder Cos., Inc. (The) (Class A)	9,900	754,380
Total Consumer Staples		754,380

Energy | 3.5%
Oil, Gas, & Consumable Fuels
EQT Corp.	10,700	809,990
Pioneer Natural Resources Co.	9,400	1,399,190
Range Resources Corp.	20,354	1,087,921
Total Energy		3,297,101

Financials | 5.5%
Capital Markets
Morgan Stanley	48,900	1,897,320
State Street Corp.	14,600	1,146,100
TD Ameritrade Holding Corp.	43,200	1,545,696
Diversified Financial Services
Intercontinental Exchange, Inc.	2,900	635,941
Total Financials		5,225,057

Health Care | 23.3%
Biotechnology
Actavis plc (a)	2,100	540,561
Alexion Pharmaceuticals Inc. (a)	12,900	2,386,887
Biogen Idec Inc. (a)	6,490	2,203,030
Celgene Corp. (a)	17,300	1,935,178
Gilead Sciences, Inc. (a)	23,900	2,252,814
Regeneron Pharmaceuticals, Inc. (a)	1,400	574,350
Vertex Pharmaceuticals, Inc. (a)	5,500	653,400

Health Care | 23.3% (Continued)	Shares	Value
Health Care Equipment & Supplies
Intuitive Surgical, Inc. (a)	3,590	$1,898,895
Health Care Providers & Services
Humana Inc.	6,400	919,232
McKesson Corp.	14,100	2,926,878
Unitedhealth Group Inc.	12,100	1,223,189
Pharmaceuticals
Allergan, Inc.	7,100	1,509,389
Eli Lilly and Co.	14,400	993,456
Valeant Pharmaceuticals International, Inc. (a)	13,100	1,874,741
Total Health Care		21,892,000

Industrials | 17.0%
Aerospace & Defense
Boeing Co. (The)	23,500	3,054,530
Precision Castparts Corp.	8,600	2,071,568
Airlines
American Airlines Group Inc.	48,700	2,611,781
United Continental Holdings Inc. (a)	12,500	836,125
Air Freight & Logistics
FedEx Corp.	5,200	903,032
Machinery
Flowserve Corp.	8,500	508,555
Wabtec Corp.	11,000	955,790
Industrial Conglomerates
Danaher Corp.	35,000	2,999,850
Professional Services
Verisk Analytics, Inc. (Class A) (a)	8,200	525,210
Road & Rail
J.B. Hunt Transport Services, Inc.	11,400	960,450
Kansas City Southern	4,700	573,541
Total Industrials		16,000,432

Information Technology | 23.1%
Communications Equipment
Palo Alto Networks, Inc. (a)	2,000	245,140
Internet Software & Services
Alibaba Group Holding Ltd. ADR (a)	7,499	779,446
Baidu, Inc. ADR (a)	6,900	1,572,993
Facebook, Inc. (a)	26,800	2,090,936
Google Inc. (Class A) (a)	4,700	2,494,102
Google Inc. (Class C) (a)	4,400	2,316,160
LinkedIn Corp. (a)	2,900	666,159
Twitter, Inc. (a)	9,500	340,765
IT Services
Vantiv, Inc. (Class A) (a)	15,900	539,328
Visa Inc. (Class A)	15,300	4,011,660
Semiconductors & Semiconductor Equipment
ASML Holding NV ADR	5,600	603,848
Software
NetSuite Inc. (a)	6,300	687,771
Red Hat, Inc. (a)	16,300	1,126,982
salesforce.com, Inc. (a)	27,000	1,601,370
ServiceNow, Inc. (a)	11,500	780,275
VMWare, Inc. (Class A) (a)	4,800	396,096
Workday, Inc. (a)	5,300	432,533

48	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Growth Fund  |  December 31, 2014 (Continued)

Common Stocks | 98.4% of portfolio (Continued)

Information Technology | 23.1% (Continued)	Shares	Value
Technology Hardware, Storage, & Peripherals
Apple Inc.	9,500	$1,048,610
Total Information Technology		21,734,174

Materials | 2.6%
Chemicals
Ecolab Inc.	1,000	104,520
Sherwin-Williams Co.	5,150	1,354,656
Construction Materials
Vulcan Materials Co.	15,900	1,045,107
Total Materials		2,504,283
Total Common Stocks (Cost $72,356,567)		92,641,152
Money Market Fund | 1.6% of portfolio
State Street Institutional Liquid Reserves Fund (Premier Class), 0.07% (b)	1,511,615	1,511,615
Total Money Market Fund (Cost $1,511,615)		1,511,615

Total Investments in Securities (Cost $73,868,182) | 100%		$94,152,767

(a)	Non-income producing.

(b)	7-day yield at December 31, 2014.

ADR	– American Depositary Receipt

plc	– Public Limited Company

NV	– Naamloze Vennottschap

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	49

Portfolio of Investments

Small-Company Stock Fund  |  December 31, 2014

Common Stocks | 86.8% of portfolio

Consumer Discretionary | 20.3%	Shares	Value
Auto Components
Cooper Tire & Rubber Co.	985,350	$34,142,378
Distributors
Core-Mark Holding Company, Inc.	250,794	15,531,672
Hotels, Restaurants, & Leisure
BJ’s Restuarants, Inc. (a)	657,427	33,009,410
Brinker International, Inc.	200,000	11,738,000
Cracker Barrel Old Country Store, Inc.	210,209	29,589,019
Wendy’s Co. (The)	2,040,260	18,423,548
Multiline Retail
Fred’s, Inc. (Class A)	1,685,683	29,347,741
Nordstrom, Inc.	90,000	7,145,100
Specialty Retail
Francesca’s Holdings Corp. (a)	1,949,406	32,555,080
Sally Beauty Holdings, Inc. (a)	114,000	3,504,360
Total Consumer Discretionary		214,986,308

Consumer Staples | 2.7%
Food & Staples Retailing
United Natural Foods, Inc. (a)	159,600	12,341,070
Food Products
Dean Foods Co.	237,500	4,602,750
J.M. Smucker Co. (The)	40,868	4,126,851
WhiteWave Foods Co. (The) (Class A) (a)	211,159	7,388,453
Total Consumer Staples		28,459,124

Energy | 1.1%
Energy Equipment & Services
Helmerich & Payne, Inc.	35,000	2,359,700
Oil, Gas, & Consumable Fuels
Cimarex Energy Co.	59,400	6,296,400
QEP Resources, Inc.	26,600	537,852
SM Energy Co.	49,000	1,890,420
Total Energy		11,084,372

Financials | 13.8%
Banks
Cardinal Financial Corp.	1,048,441	20,790,585
Middleburg Financial Corp.	97,700	1,770,324
National Bankshares, Inc. (Virginia)	448,702	13,636,054
National Penn Bancshares, Inc.	1,976,015	20,797,558
Southcoast Financial Corp. (a)	74,730	526,847
Texas Capital Bancshares, Inc. (a)	483,917	26,291,211
UMB Financial Corp.	343,244	19,527,151
Valley National Bancorp	1,225,799	11,902,508
Consumer Finance
Encore Capital Group, Inc. (a)	696,542	30,926,465
Total Financials		146,168,703

Health Care | 2.1%
Health Care Equipment & Supplies
STERIS Corp.	342,112	22,185,963
Total Health Care		22,185,963

Industrials | 27.2%	Shares	Value
Aerospace & Defense
Huntington Ingalls Industries, Inc.	157,208	$17,679,612
Triumph Group, Inc.	136,800	9,195,696
Commercial Services & Supplies
Matthews International Corp. (Class A)	428,631	20,861,471
Construction & Engineering
Dycom Industries, Inc. (a)	1,038,699	36,447,948
Orion Marine Group, Inc. (a)	1,423,980	15,734,979
Electrical Equipment
Polypore International, Inc. (a)	247,826	11,660,213
Regal Beloit Corp.	58,500	4,399,200
Industrial Conglomerates
Carlisle Companies Inc.	125,600	11,334,144
Machinery
CLARCOR Inc.	87,100	5,804,344
Flowserve Corp.	43,500	2,602,605
Gorman-Rupp Co. (The)	644,775	20,710,173
Manitowoc Co., Inc. (The)	759,400	16,782,740
Standex International Corp.	19,500	1,506,570
Road & Rail
Knight Transportation, Inc.	1,282,082	43,154,880
Werner Enterprises, Inc.	1,222,306	38,074,832
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	704,449	32,115,830
Total Industrials		288,065,237

Information Technology | 11.2%
Electronic Equipment, Instruments, & Components
Belden Inc.	292,585	23,058,624
Rofin-Sinar Technologies Inc. (a)	1,159,248	33,351,565
IT Services
Cass Information Systems, Inc.	104,921	5,587,043
Computer Services, Inc.	476,846	19,085,761
ManTech International Corp.	984,370	29,757,505
Technology Hardware, Storage, & Peripherals
Western Digital Corp.	70,000	7,749,000
Total Information Technology		118,589,498

Materials | 8.3%
Chemicals
American Vanguard Corp.	941,165	10,936,337
Olin Corp.	1,133,231	25,803,670
PolyOne Corp.	514,106	19,489,758
Westlake Chemical Corp.	231,400	14,136,226
Containers & Packaging
Myers Industries, Inc.	999,473	17,590,725
Total Materials		87,956,716

Utilities | 0.1%
Gas Utilities
Questar Corp.	26,600	672,448
Total Utilities		672,448
Total Common Stocks (Cost $612,464,825)		918,168,369

50	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Small-Company Stock Fund  |  December 31, 2014 (Continued)

Exchange Traded Funds | 9.7% of portfolio

	Shares	Value
iShares Russell 2000 Value	507,037	$51,555,522
iShares Core S&P Small-Cap	450,000	51,327,000
Total Exchange Traded Funds (Cost $79,519,370)		102,882,522
Money Market Fund | 3.5% of portfolio
State Street Institutional Liquid Reserves Fund (Premier Class), 0.07% (b)	37,312,309	37,312,309
Total Money Market Fund (Cost $37,312,309)		37,312,309

Total Investments in Securities (Cost $729,296,504) | 100%		$1,058,363,200

(a)	Non-income producing.

(b)	7-day yield at December 31, 2014.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	51

Portfolio of Investments

International Value Fund  |  December 31, 2014

Common Stocks | 97.3% of portfolio

Australia | 1.2%	Shares	Value
Incitec Pivot Ltd.	972,535	$2,515,674
Total Australia		2,515,674

Britain | 6.8%
BAE Systems plc	634,314	4,638,861
HSBC Holdings plc—ADR	78,393	3,702,501
WPP Group plc	271,480	5,644,521
Total Britain		13,985,883

China | 0.9%
Guangzhou Automobile Group Co., Ltd.	2,111,447	1,906,400
Total China		1,906,400

Denmark | 2.0%
Danske Bank Group	155,327	4,199,396
Total Denmark		4,199,396

France | 13.1%
AXA SA	212,001	4,885,147
Cap Gemini SA	61,799	4,419,686
Christian Dior SA	25,077	4,291,630
Compagnie de Saint-Gobain SA	126,266	5,348,731
GDF SUEZ SA	172,306	4,018,007
Hermes International	1,419	505,281
Total SA	69,264	3,548,533
Total France		27,017,015

Germany | 5.0%
Daimler AG REG	71,814	5,964,444
ThyssenKrupp AG (a)	167,946	4,278,229
Total Germany		10,242,673

Hong Kong | 3.5%
Lenovo Group Ltd.	1,442,690	1,894,675
Hutchison Whampoa Ltd.	297,907	3,409,357
New World Development Co. Ltd.	1,738,938	1,996,317
Total Hong Kong		7,300,349

Israel | 1.1%
Israel Chemicals, Ltd.	307,995	2,216,081
Total Israel		2,216,081

Italy | 6.9%
Assicurazioni Generali SpA	220,813	4,533,918
Eni SpA	189,149	3,313,224
Intesa Sanpaolo SpA	2,219,017	6,437,148
Total Italy		14,284,290

Japan | 17.5%	Shares	Value
Daiwa Securities Group Inc.	462,528	$3,621,657
LIXIL Group Corp.	228,588	4,810,805
Mitsui Chemicals, Inc.	189,450	536,594
MS & AD Insurance Group Holdings, Inc.	231,462	5,485,235
Nippon Sheet Glass Co. Ltd. (a)	2,468,571	2,319,325
Nippon Yusen Kabushiki Kaisha	1,878,805	5,306,697
Nissan Motor Co., Ltd.	542,301	4,729,823
Sumitomo Corp.	417,917	4,292,292
Sumitomo Mitsui Trust Holdings, Inc.	1,344,664	5,150,448
Total Japan		36,252,876

Netherlands | 7.3%
AEGON NV	900,870	6,770,911
ASML Holding NV	31,395	3,392,151
DSM NV	81,234	4,954,704
Total Netherlands		15,117,766

Portugal | 0.0%
Banco Espirito Santo SA (a)	2,678,100	–
Total Portugal		–

Republic of South Korea | 4.1%
Hyundai Motor Co.	13,540	2,068,317
KB Financial Group Inc.	83,895	2,742,865
Posco	14,064	3,542,647
Total Republic of South Korea		8,353,829

Singapore | 2.4%
Jardine Matheson Holdings Ltd.	81,370	4,944,395
Total Singapore		4,944,395

Spain | 5.6%
Banco Popular Espanol SA	761,277	3,794,836
Banco Santander SA	478,532	4,016,374
IBERDROLA SA	545,662	3,678,168
Total Spain		11,489,378

Sweden | 2.4%
Volvo AB (Class B)	464,005	5,003,593
Total Sweden		5,003,593

Switzerland | 12.9%
Adecco SA REG	68,308	4,695,442
Credit Suisse Group AG	161,669	4,061,326
Givaudan SA REG	2,308	4,140,221
Holcim Ltd.	72,042	5,149,860
Novartis AG REG	50,791	4,710,534
Roche Holding AG	14,679	3,977,160
Total Switzerland		26,734,543

52	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  International Value Fund  |  December 31, 2014 (Continued)

Common Stocks | 97.3% of portfolio (Continued)

Thailand | 4.6%	Shares	Value
Bangkok Bank Public Company Ltd.	412,338	$2,421,912
Krung Thai Bank Public Company, Ltd.	7,481,331	5,132,619
PTT Public Company Ltd.	204,427	2,002,602
Total Thailand		9,557,133
Total Common Stocks (Cost $188,793,184)		201,121,274
Money Market Fund | 2.7% of portfolio
State Street Institutional Liquid Reserves Fund (Premier Class), 0.07% (b)	5,544,758	5,544,758
Total Money Market Fund (Cost $5,544,758)		5,544,758

Total Investments in Securities (Cost $194,337,942) | 100%		$206,666,032

(a)	Non-income producing.

(b)	7-day yield at December 31, 2014.

plc – Public Limited Company

ADR – American Depositary Receipt

SA – Sociedad Anónima or Société Anonyme

AG – Aktiengesellschaft

REG – Registered shares

SpA – Società per Azioni

NV – Naamloze Vennottschap

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	53

Statements of Assets and Liabilities

December 31, 2014

Assets	Daily Income Fund	Short-Term Government Securities Fund
Investments in securities, at value (cost: $196,757,752; $76,261,113 $566,216,709; $51,017,342; $472,815,600; $73,868,182; $729,296,504; $194,337,942)	$196,757,752	$76,443,207
Foreign currency (cost $67,244)	—	—
Receivables
Investment securities sold	—	77,415
Dividends, interest, and tax reclaims	166,109	233,091
Capital shares sold	81,286	3,761
Prepaid expenses	29,742	12,925

Total Assets	197,034,889	76,770,399

Liabilities

Payables
Investment securities purchased	—	—
Accrued expenses	49,893	31,309
Independent Director’s deferred compensation	50,961	20,358
Due to RE Advisers	21,703	42,334
Due to custodian	—	—
Capital shares redeemed	141,520	13,805
Dividends	17	1,377

Total Liabilities	264,094	109,183

Net Assets	$196,770,795	$76,661,216

Net Assets Consist Of:

Unrealized appreciation of investments	$—	$182,094

Over distributed net investment income	(50,961)	(20,358)

Undistributed net realized gain (loss) from investments and futures transactions	—	—

Paid-in-capital applicable to outstanding shares of 196,821,715 of Daily Income Fund, 14,754,416 of Short-Term Government Securities Fund, 109,235,121 of Short-Term Bond Fund, 7,579,723 of Stock Index Fund, 18,485,569 of Value Fund, 12,027,928 of Growth Fund, 26,980,816 of Small- Company Stock Fund, and 28,993,164 of International Value Fund	196,821,756	76,499,480

Net Assets	$196,770,795	$76,661,216

Net Asset Value Per Share	$1.00	$5.20

54	Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Short-Term Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small- Company Stock Fund	International Value Fund

$570,025,270	$116,261,715	$938,147,164	$94,152,767	$1,058,363,200	$206,666,032
—	—	—	—	—	67,274

—	—	—	63,564	—	—
2,191,902	—	1,872,167	18,195	547,322	286,696
188,509	38,769	728,375	62,328	5,490,209	1,113,429
55,464	14,663	74,442	17,417	87,931	27,084

572,461,145	116,315,147	940,822,148	94,314,271	1,064,488,662	208,160,515

—	28,982	—	408,911	—	—
95,963	43,800	193,409	47,107	178,798	70,723
96,382	18,088	158,434	10,017	83,749	40,658
350,620	39,752	470,265	65,676	774,741	158,916
3,008	—	—	—	—	—
208,638	9,787	1,004,600	16,370	3,163,406	110,014
11,104	11,546	138,020	49,461	487,536	6,501

765,715	151,955	1,964,728	597,542	4,688,230	386,812

$571,695,430	$116,163,192	$938,857,420	$93,716,729	$1,059,800,432	$207,773,703

$3,808,561	$65,244,373	$465,331,564	$20,284,585	$329,066,696	$12,299,079

(96,017)	(18,088)	(161,875)	(10,017)	(86,474)	(90,876)

(421,109)	(6,360,270)	(1,098)	1,118,236	(7,177)	(27,449,898)

568,403,995	57,297,177	473,688,829	72,323,925	730,827,387	223,015,398

$571,695,430	$116,163,192	$938,857,420	$93,716,729	$1,059,800,432	$207,773,703

$5.23	$15.33	$50.79	$7.79	$39.28	$7.17

The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities	55

Statements of Operations

For the Period Ended December 31, 2014

Investment Income	Daily Income Fund	Short-Term Government Securities Fund
Interest	$197,766	$1,370,128
Dividends	—	—
Allocated from Master Portfolio
Income	—	—
Expense	—	—

Total Investment Income	197,766	1,370,128

Expenses

Management fees	1,049,974	371,542
Shareholder servicing fees	134,061	68,809
Custodian and accounting fees	39,530	65,259
Director and Board meeting expenses	44,017	16,896
Legal and audit fees	25,830	11,787
Registration fees	36,529	22,609
Printing	19,405	9,485
Communication	16,156	8,284
Insurance	9,540	3,816
Other expenses	9,450	10,741
Administration fees	—	—

Total Expenses	1,384,492	589,228

Less fees waived and expenses reimbursed by RE Advisers	(1,200,796)	—

Net Expenses	183,696	589,228

Net Investment Income (Loss)	14,070	780,900

Realized And Unrealized Gain (Loss) On Investments

Net realized gain on investments	—	5,615

Net change in unrealized appreciation (depreciation)	—	33,202

Net Gain (Loss) On Investments	—	38,817

Net Increase (Decrease) In Net Assets From Operations	$14,070	$819,717

(a)	Represents realized and unrealized gain on investments allocated from the Master Portfolio.

(b)	Includes foreign tax withholding expense of $745,411.

56	Statements of Operations	The accompanying notes are an integral part of these financial statements.

Short-Term Bond Fund	Stock Index Fund		Value Fund	Growth Fund	Small- Company Stock Fund	International Value Fund
$11,575,455	$—		$30,341	$1,160	$32,521	$4,706
—	—		19,551,677	524,433	11,937,944	8,779,985 (b)

—	2,201,077		—	—	—	—
—	(53,222)		—	—	—	—

11,575,455	2,147,855		19,582,018	525,593	11,970,465	8,784,691

3,340,681	—		4,192,598	545,178	7,261,337	1,643,567
179,371	119,736		409,678	113,478	337,073	116,304
195,797	15,669		143,125	46,608	163,193	186,079
113,466	18,665		180,738	17,050	205,743	45,733
63,640	29,092		100,562	26,677	112,583	41,763
51,672	26,548		42,576	27,312	94,898	29,062
30,966	22,182		70,227	17,406	55,568	19,404
27,290	13,795		76,609	15,557	62,905	17,644
23,674	4,525		36,932	3,329	39,621	9,440
36,964	9,039		39,424	4,036	32,909	8,575
—	271,279		—	—	—	—

4,063,521	530,530		5,292,469	816,631	8,365,830	2,117,571

—	—		—	(20,195)	—	—

4,063,521	530,530		5,292,469	796,436	8,365,830	2,117,571

7,511,934	1,617,325		14,289,549	(270,843)	3,604,635	6,667,120

45,590	1,104,473	(a)	6,154,536	9,400,268	10,199,698	2,722,042

1,538,440	10,763,126	(a)	92,481,055	(2,080,242)	63,236,859	(29,730,070)

1,584,030	11,867,599		98,635,591	7,320,026	73,436,557	(27,008,028)

$9,095,964	$13,484,924		$112,925,140	$7,049,183	$77,041,192	$(20,340,908)

The accompanying notes are an integral part of these financial statements.	Statements of Operations	57

Statements of Changes in Net Assets

	Daily Income Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) In Net Assets

Operations

Net investment income	$14,070	$9,547
Net realized gain on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—

Increase (decrease) in net assets from operations	14,070	9,547

Distributions to Shareholders

Net investment income	(20,921)	(20,433)
Net realized gain on investments	—	—

Total distributions to shareholders	(20,921)	(20,433)

Capital Share Transactions

Net capital share transactions	(15,530,338)	3,791,699
Redemption fees received	—	—

Total increase (decrease) in net assets from capital transactions	(15,530,338)	3,791,699

Total Increase (Decrease) In Net Assets	(15,537,189)	3,780,813
Net Assets

Beginning of period	212,307,984	208,527,171
End of Period	196,770,795	212,307,984

Over distributed net investment income	(50,961)	(44,110)

58	Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock Index Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$780,900	$870,922	$7,511,934	$7,686,106	$1,617,325	$1,357,398
5,615	24,920	45,590	57,875	1,104,473	124,783
33,202	(1,430,414)	1,538,440	(702,939)	10,763,126	22,343,451

819,717	(534,572)	9,095,964	7,041,042	13,484,924	23,825,632

(783,717)	(876,413)	(7,533,719)	(7,715,742)	(1,621,036)	(1,357,830)
(7,372)	(26,503)	—	—	—	—

(791,089)	(902,916)	(7,533,719)	(7,715,742)	(1,621,036)	(1,357,830)

(9,497,916)	(6,561,748)	33,830,112	110,496,641	1,038,944	9,278,733
—	—	—	—	—	120

(9,497,916)	(6,561,748)	33,830,112	110,496,641	1,038,944	9,278,853

(9,469,288)	(7,999,236)	35,392,357	109,821,941	12,902,832	31,746,655

86,130,504	94,129,740	536,303,073	426,481,132	103,260,360	71,513,705
76,661,216	86,130,504	571,695,430	536,303,073	116,163,192	103,260,360

(20,358)	(18,974)	(96,017)	(78,546)	(18,088)	(14,528)

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets	59

Statements of Changes in Net Assets (Continued)

	Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) In Net Assets

Operations

Net investment income	$14,289,549	$13,329,176
Net realized gain (loss) on investments	6,154,536	(2,112,111)
Net change in unrealized appreciation (depreciation)	92,481,055	202,693,851

Increase (decrease) in net assets from operations	112,925,140	213,910,916

Distributions to Shareholders

Net investment income	(14,318,699)	(13,365,968)
Net realized gain on investments	(1,464,223)	—

Total distributions to shareholders	(15,782,922)	(13,365,968)

Capital Share Transactions

Net capital share transactions	25,244,114	15,380,716
Redemption fees received	—	1,579

Total increase in net assets from capital transactions	25,244,114	15,382,295

Total Increase (Decrease) In Net Assets	122,386,332	215,927,243
Net Assets

Beginning of period	816,471,088	600,543,845
End of Period	938,857,420	816,471,088

Over distributed net investment income	(161,875)	(132,725)

60	Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Growth Fund		Small- Company Stock Fund		International Value Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$(270,843)	$(172,363)	$3,604,635	$2,697,042	$6,667,120	$3,723,073
9,400,268	3,654,847	10,199,698	773,592	2,722,042	(2,309,907)
(2,080,242)	16,702,576	63,236,859	183,232,225	(29,730,070)	39,384,440

7,049,183	20,185,060	77,041,192	186,702,859	(20,340,908)	40,797,606

—	—	(3,635,031)	(2,726,757)	(6,614,230)	(3,630,196)
(8,679,354)	(2,454,343)	(10,204,210)	(775,696)	—	—

(8,679,354)	(2,454,343)	(13,839,241)	(3,502,453)	(6,614,230)	(3,630,196)

20,320,275	15,459,394	151,541,063	271,474,115	19,680,685	8,498,531
—	123	—	9,942	—	147

20,320,275	15,459,517	151,541,063	271,484,057	19,680,685	8,498,678

18,690,104	33,190,234	214,743,014	454,684,463	(7,274,453)	45,666,088

75,026,625	41,836,391	845,057,418	390,372,955	215,048,156	169,382,068
93,716,729	75,026,625	1,059,800,432	845,057,418	207,773,703	215,048,156

(10,017)	(7,302)	(86,474)	(56,078)	(90,876)	(33,964)

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets	61

Financial Highlights

Daily Income Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations
Net investment income	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)
Net realized and unrealized gain (loss) on investments	—		—		—		—		—
Total from investment operations	—		—		—		—		—
Distributions
Net investment income	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Net realized gain	—		—		—		—		—
Total distributions	—		—		—		—		—
Redemption fee (d)	—		—		—		—		—
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$196,771		$212,308		$208,527		$195,173		$187,089
Ratio of net investment income to average net assets	0.00%	(a,c,e)	0.00%	(a,c,e)	0.00%	(a,c,e)	0.01%	(a,c)	0.01%	(a,c)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.66%		0.66%		0.67%		0.68%		0.69%
Ratio of expenses to average net assets	0.09%	(a,c)	0.11%	(a,c)	0.15%	(a,c)	0.14%	(a,c)	0.24%	(a,c)

(a)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.

(b)	Less than $0.01 per share.

(c)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued throughout 2010, 2011, 2012, 2013, and 2014.

(d)	The Daily Income Fund does not charge a redemption fee.

(e)	Less than 0.01%.

62	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Short-Term Government Securities Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$5.19	$5.28	$5.27	$5.26	$5.25
Income from investment operations
Net investment income	0.05	0.05	0.06	0.09	0.12
Net realized and unrealized gain (loss) on investments	0.01	(0.09)	0.02	0.01	0.01
Total from investment operations	0.06	(0.04)	0.08	0.10	0.13

Distributions
Net investment income	(0.05)	(0.05)	(0.06)	(0.09)	(0.12)
Net realized gain	— (a)	— (a)	(0.01)	— (a)	— (a)
Total distributions	(0.05)	(0.05)	(0.07)	(0.09)	(0.12)
Redemption fee (b)	—	—	—	—	—
Net Asset Value, End of Year	$5.20	$5.19	$5.28	$5.27	$5.26

Total Return	1.16%	-0.72%	1.50%	2.03%	2.57%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$76,661	$86,131	$94,130	$84,559	$76,137
Ratio of net investment income to average net assets	0.95%	0.96%	1.19%	1.76%	2.27%
Ratio of expenses to average net assets	0.71%	0.69%	0.69%	0.71%	0.75%
Portfolio turnover rate	20%	20%	36%	32%	26%

(a)	Less than $0.01 per share.

(b)	The Short-Term Government Securities Fund does not charge a redemption fee.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	63

Financial Highlights

Short-Term Bond Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$5.22	$5.22	$5.12	$5.19	$5.13
Income from investment operations
Net investment income	0.07	0.08	0.13	0.17	0.23
Net realized and unrealized gain (loss) on investments	0.01	— (a)	0.10	(0.07)	0.06
Total from investment operations	0.08	0.08	0.23	0.10	0.29
Distributions
Net investment income	(0.07)	(0.08)	(0.13)	(0.17)	(0.23)
Net realized gain	—	—	—	—	—
Total distributions	(0.07)	(0.08)	(0.13)	(0.17)	(0.23)
Redemption fee (b)	—	—	—	—	—
Net Asset Value, End of Year	$5.23	$5.22	$5.22	$5.12	$5.19

Total Return	1.56%	1.64%	4.58%	1.90%	5.73%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$571,695	$536,303	$426,481	$374,557	$309,006
Ratio of net investment income to average net assets	1.35%	1.61%	2.53%	3.22%	4.38%
Ratio of expenses to average net assets	0.73%	0.74%	0.76%	0.77%	0.80%
Portfolio turnover rate	26%	32%	44%	31%	38%

(a)	Less than $0.01 per share.

(b)	The Short-Term Bond Fund does not charge a redemption fee.

64	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Stock Index Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Year	$13.74	$10.57		$9.32	$9.31	$8.24
Income from investment operations
Net investment income	0.22	0.18		0.18	0.14	0.12
Net realized and unrealized gain (loss) on investments	1.59	3.17		1.25	0.01	1.07
Total from investment operations	1.81	3.35		1.43	0.15	1.19
Distributions
Net investment income	(0.22)	(0.18)		(0.18)	(0.14)	(0.12)
Net realized gain	—	—		—	—	—
Total distributions	(0.22)	(0.18)		(0.18)	(0.14)	(0.12)
Redemption fee	—	—	(a,b)	—	— (a)	— (a)
Net Asset Value, End of Year	$15.33	$13.74		$10.57	$9.32	$9.31

Total Return	13.15%	31.72%		15.30%	1.65%	14.47%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$116,163	$103,260		$71,514	$61,844	$60,624
Ratio of net investment income to average net assets	1.49%	1.55%		1.74%	1.52%	1.45%
Ratio of expenses to average net assets	0.54%	0.56%		0.60%	0.61%	0.62%
Portfolio turnover rate (c)	N/A	N/A		N/A	N/A	N/A

(a)	Less than $0.01 per share.

(b)	Effective May 1, 2013, the redemption fee was eliminated.

(c)	See Appendix for the portfolio turnover of the S&P 500 Stock Master Portfolio.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	65

Financial Highlights

Value Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Year	$45.46	$34.09		$30.71	$30.70	$27.52
Income from investment operations
Net investment income	0.78	0.76		0.71	0.50	0.38
Net realized and unrealized gain (loss) on investments	5.41	11.37		3.38	— (b)	3.18
Total from investment operations	6.19	12.13		4.09	0.50	3.56
Distributions
Net investment income	(0.78)	(0.76)		(0.71)	(0.49)	(0.38)
Net realized gain	(0.08)	—		—	—	—
Total distributions	(0.86)	(0.76)		(0.71)	(0.49)	(0.38)
Redemption fee	—	—	(a,b)	— (b)	— (b)	— (b)
Net Asset Value, End of Year	$50.79	$45.46		$34.09	$30.71	$30.70

Total Return	13.66%	35.74%		13.38%	1.60%	13.05%
Ratios/Supplemental Data
Net assets, end of year (thousands)	938,857	816,471		600,544	540,772	547,616
Ratio of net investment income to average net assets	1.64%	1.86%		2.13%	1.59%	1.32%
Ratio of expenses to average net assets	0.61%	0.64%		0.68%	0.70%	0.73%
Portfolio turnover rate	2%	2%		2%	6%	4%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

66	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Growth Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2014	2013		2012		2011	2010
Net Asset Value, Beginning of Year	$7.92	$5.71		$5.17		$5.80	$5.02
Income from investment operations
Net investment loss	—	—		—	(b)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.66	2.48		0.91		(0.11)	0.79
Total from investment operations	0.66	2.48		0.91		(0.12)	0.78
Distributions
Net investment income	—	—		—	(b)	—	—
Net realized gain	(0.79)	(0.27)		(0.37)		(0.51)	—
Total distributions	(0.79)	(0.27)		(0.37)		(0.51)	—
Redemption fee	—	—	(a,b)	—	(b)	— (b)	— (b)
Net Asset Value, End of Year	$7.79	$7.92		$5.71		$5.17	$5.80

Total Return	8.38%	43.40%		17.57%		-2.09%	15.54%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$93,717	$75,027		$41,836		$32,434	$29,051
Ratio of net investment income (loss) to average net assets(c)	(0.32)%	(0.32)%		0.00%		(0.19)%	(0.17)%
Ratio of gross expenses before expense limitation to average net assets	0.97%	1.04%		1.11%		1.14%	1.23%
Ratio of expenses to average net assets(c)	0.95%	0.95%		0.95%		0.95%	0.95%
Portfolio turnover rate	49%	39%		51%		67%	67%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Excludes expenses in excess of a 0.95% contractual expense limitation with RE Advisers, in effect through April 30, 2015.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	67

Financial Highlights

Small-Company Stock Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Year	$36.86	$27.10		$22.89	$22.79	$17.04
Income from investment operations
Net investment income (loss)	0.14	0.12		0.22	0.03	0.03
Net realized and unrealized gain (loss) on investments	2.80	9.79		4.27	0.10	5.75
Total from investment operations	2.94	9.91		4.49	0.13	5.78
Distributions
Net investment income	(0.14)	(0.12)		(0.22)	(0.03)	(0.03)
Net realized gain	(0.38)	(0.03)		(0.06)	—	—
Total distributions	(0.52)	(0.15)		(0.28)	(0.03)	(0.03)
Redemption fee	—	—	(a,b)	— (b)	— (b)	— (b)
Net Asset Value, End of Year	$39.28	$36.86		$27.10	$22.89	$22.79

Total Return	7.97%	36.58%		19.63%	0.58%	33.94%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$1,059,800	$845,057		$390,373	$190,426	$114,159
Ratio of net investment income (loss) to average net assets	0.38%	0.44%		1.05%	0.17%	0.20%
Ratio of expenses to average net assets	0.89%	0.91%		1.00%	1.06%	1.17%
Portfolio turnover rate	3%	1%		1%	2%	4%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

68	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

International Value Fund

	Year Ended December 31,
	2014	2013		2012	2011		2010
Net Asset Value, Beginning of Year	$8.13	$6.70		$5.96	$7.57		$7.27
Income from investment operations
Net investment income	0.24	0.14		0.16	0.16	(a)	0.14	(a)
Net realized and unrealized gain (loss) on investments	(0.96)	1.43		0.87	(1.40)		0.27
Total from investment operations	(0.72)	1.57		1.03	(1.24)		0.41
Distributions
Net investment income	(0.24)	(0.14)		(0.16)	(0.27	)(b)	(0.11)
Net realized gain	—	—		—	—		—
Return of Capital	—	—		(0.13)	(0.10	)(b)	—
Total distributions	(0.24)	(0.14)		(0.29)	(0.37)		(0.11)
Redemption fee	—	—	(c,d)	— (d)	—	(d)	—	(d)
Net Asset Value, End of Year	$7.17	$8.13		$6.70	$5.96		$7.57

Total Return	–8.90%	23.44%		17.41%	–16.55%		5.73%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$207,774	$215,048		$169,382	$144,421		$135,455
Ratio of net investment income to average net assets	3.04%	1.95%		2.47%	2.44%	(a)	2.08%	(a)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.97%	0.96%		0.99%	1.00%		1.02%
Ratio of expenses to average net assets	0.97%	0.96%		0.99%	0.99%	(a)	0.99%	(a)
Portfolio turnover rate	24%	19%		23%	34%		44%

(a)	Excludes expenses in excess of a 0.99% contractual expense limitation with RE Advisers, in effect through April 30, 2015.

(b)	Revised to reflect distributions from return of capital per share which were previously reported as distributions from net investment income per share. Previously reported amounts were distributions from net investment income per share of 0.37. This revision did not impact net assets, total distributions or total return. Refer to Note 2 of the Financial Statements for further details.

(c)	Effective May 1, 2013, the redemption fee was eliminated.

(d)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	69

Notes to Financial Statements

1. Organization

Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (each a “Fund” and collectively the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information. All of the portfolios except for the Growth Fund are diversified for purposes of the federal securities laws.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its investable assets in one or more securities that are designed to track the performance of the S&P 500 Index. At December 31, 2014, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Stock Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At December 31, 2014, the Stock Index Fund’s investment constituted 2.02% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. Summary of Significant Accounting Policies

Security Valuation: Each Fund’s net asset value per share is determined as of the close of the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. ET), each day that the NYSE is open for business. The Funds use independent pricing services approved by the Funds’ Board of Directors (“Board”) to value the investments. In the event a pricing service is unable to provide a price for a particular security or the price is deemed unreliable, the security is priced at fair value by RE Advisers (“Adviser”) or the Funds’ sub-advisor, as determined in good faith in accordance with policies approved by the Board.

The Board has adopted Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) to determine the fair value of securities for which the market prices are not readily available or if the price is deemed unreliable. The Board has delegated the day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds’ sub-advisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, oversee the fair valuation decisions of the sub-advisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.

Accounting principles generally accepted in the United States (GAAP) establish a disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date. These inputs are summarized into three broad levels as follows:

•	Level 1—quoted prices in active markets for identical investments;

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

The Funds use the following valuation techniques to value securities by major category:

Registered investment companies are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.

Domestic equity securities and exchange traded funds for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1.

Foreign equity securities are valued based on the closing price from the principal market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.

70	Notes to Financial Statements

Notes to Financial Statements (Continued)

The valuations for fixed income securities, including corporate, government, municipal, mortgage-backed and asset-backed are typically the prices provided by independent third party pricing services, which may use market prices, broker/dealer quotations or a variety of valuation techniques and methodologies, such as benchmark yields, monthly payment information and issuer spreads.

Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.

Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. Short-term fixed income securities held in portfolios other than the Daily Income Fund and that mature in 60 days or less at time of purchase are valued at amortized cost, unless it is determined that using this method would not reflect the security’s fair value and are categorized as Level 2 in the hierarchy. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the lives of the respective securities.

In the event an independent pricing service is unable to provide a security price, RE Advisers values the fixed income security using a matrix, model or other available market information. Pricing methodologies include, but are not limited to: estimates of securities fair values by independent parties, book value or a multiple thereof, multiple of earnings, yield to maturity, ratings, analytical data relating to the security, and the nature and duration of restrictions on disposition of the security. RE Advisers also will consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to: the type of security, issuer’s financial statements, cost at purchase, information regarding recent transactions with respect to the security, the nature and duration of restrictions on disposition of the security, the existence of merger proposals affecting the security, the price of public trading in similar securities of the issuer or comparable companies, news events, analyst reports or government actions, corporate action, and the forces that influence the market in which the security is traded. These securities are generally categorized as Level 2 or Level 3 in the hierarchy, depending on the observability of market inputs.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser or Funds’ sub-advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by the Funds’ Adviser or sub-advisor Funds’ based on the Valuation Procedures approved by the Board. Examples of additional considerations for a significant event include: nature and duration of the event and the forces influencing the operation of the financial markets; factors that preceded the event; whether the event is likely to reoccur; and whether the event affects the entire market, region or country. As fair valuation determinations involve a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Such securities are generally categorized as Level 3 in the hierarchy.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. The Board of Trustees of the Master Portfolio has adopted valuation policies and procedures. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.

The following table summarizes each Fund’s investments, based on the inputs used to determine their values on December 31, 2014 (other than Stock Index Fund). The level classifications of the Master Portfolio as of December 31, 2014 are included in the Appendix.

Daily Income Fund	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$141,133,159	$—	$141,133,159
U.S. Government Obligations	—	35,069,422	—	35,069,422
Corporate Bonds	—	1,661,399	—	1,661,399
Cash Equivalents	18,893,772	—	—	18,893,772

Total	$18,893,772	$177,863,980	$—	$196,757,752

Short-Term Government Securities Fund
U.S. Government Obligations	$—	$50,404,018	$—	$50,404,018
Corporate Bonds	—	14,340,313	—	14,340,313
Commercial Paper	—	4,533,824	—	4,533,824
Mortgage Backed Securities	—	3,551,918	—	3,551,918
Municipal Bonds	—	3,343,896	—	3,343,896
Asset Backed Securities	—	268,657	—	268,657
Cash Equivalents	581	—	—	581

Total	$581	$76,442,626	$—	$76,443,207

Notes to Financial Statements	71

Notes to Financial Statements (Continued)

Short-Term Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$147,504,315	$—	$147,504,315
Asset Backed Securities	—	141,562,453	12,742	141,575,195
Municipal Bonds	—	141,278,863	—	141,278,863
Yankee Bonds	—	52,238,051	—	52,238,051
U.S. Government Obligations	—	44,988,909	—	44,988,909
Commercial Paper	—	21,502,727	—	21,502,727
Mortgage Backed Securities	—	20,801,845	68,516	20,870,361
Cash Equivalents	66,849	—	—	66,849

Total	$66,849	$569,877,163	$81,258	$570,025,270

Value Fund
Common Stocks	$917,270,521	$—	$—	$917,270,521
Cash Equivalents	20,876,643	—	—	20,876,643

Total	$938,147,164	$—	$—	$938,147,164

Growth Fund
Common Stocks	$92,641,152	$—	$—	$92,641,152
Cash Equivalents	1,511,615	—	—	1,511,615

Total	$94,152,767	$—	$—	$94,152,767

Small-Company Stock Fund
Common Stocks	$918,168,369	$—	$—	$918,168,369
Exchange Traded Funds	102,882,522	—	—	102,882,522
Cash Equivalents	37,312,309	—	—	37,312,309

Total	$1,058,363,200	$—	$—	$1,058,363,200

International Value
Common Stocks
Foreign Equities	$—	$197,418,773	$—	$197,418,773
American Depository Receipts	3,702,501	—	—	3,702,501
Cash Equivalents	5,544,758	—	—	5,544,758

Total	$9,247,259	$197,418,773	$—	$206,666,032

Short-Term Bond Fund — Level 3		Asset Backed Securities	Mortgage Backed Securities	Total
Balance as of December 31, 2013		$2,109,134	$836,746	$2,945,880
Sales at proceeds		(380,970)	(813,575)	(1,194,545)
Realized gain/(loss)		43,337	—	43,337
Change in unrealized appreciation/(depreciation)		(31,049)	45,345	14,296
Accretion/(amortization)		4,671	—	4,671
Transfer out of Level 3		(1,732,381)	—	(1,732,381)

Balance as of December 31, 2014		$12,742	$68,516	$81,258

There was one security, held by Short-Term Bond Fund, transferred from Level 3 to Level 2, as an independent third party pricing service began pricing the security and was able to obtain observable inputs. There were no other transfers between levels. Transfers are reported using values at the end of the reporting period.

At December 31, 2014, the Short-Term Bond Fund held securities with a fair value of $81,258 classified as Level 3 in the fair value hierarchy. Securities with a market value of $68,516 were priced by brokers and observable inputs were not available. Asset-backed securities valued at $12,742 were valued by the Adviser using a discounted cash flow model. The Adviser applied an assumption to the cash flow model to discount for the potential that the principal payment stream of the bond extends beyond the current model’s pre-payment speed principal payment window. The yield spread is modeled at 750 basis points to account for the uncertainty of the potential outcome. A significant or reasonable increase or decrease in the potential that the principal payment stream of the bond varies beyond the current model’s pre-payment assumption could result in a significant increase or decrease in the fair value measurement.

72	Notes to Financial Statements

Notes to Financial Statements (Continued)

Foreign currency: The International Value Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

Revisions: The tax character of certain distributions from the International Value Fund for the fiscal year 2011 was revised to correct the allocation between net investment income, net realized gain on investments, and return of capital. Distributions from return of capital increased and distributions from net investment income decreased by $2,295,839. This revision impacts the Financial Highlights. This revision did not impact net assets, total distributions or total return. Management does not believe this revision is material to the financial statements.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly. Ordinary income dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for the Stock Index, Growth, Small-Company Stock and International Value Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, or more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses, which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

Management considered events occurring between the date of this report, December 31, 2014, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.

3. Federal Income Tax Information

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses return of capital distributions, partnership investments, deferred Director’s fees and REIT transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Reclassifications recorded in 2014 include paydown losses for Short-Term Government Securities and Short-Term Bond Fund, taxable over-distribution for Stock Index Fund, operating losses not utilized in the current year for Growth Fund and foreign currency transactions and taxable over-distribution for International Value Fund.

Notes to Financial Statements	73

Notes to Financial Statements (Continued)

The tax reclassifications for 2014 are as follows:

	Undistributed Net Investment Income	Undistributed Capital Gains	Paid in Capital
Short-Term Government Securities Fund	$1,433	$2,026	$(3,459)
Short-Term Bond Fund	$4,314	$(4,314)	$—
Stock Index Fund	$151	$—	$(151)
Growth Fund	$268,128	$(268,128)	$—
International Value Fund	$(109,802)	$111,836	$(2,034)

Tax character of distributions paid in 2014 was as follows:

	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$20,921	$—	$—	$20,921
Short-Term Government Securities Fund	$787,564	$66	$3,459	$791,089
Short-Term Bond Fund	$7,533,719	$—	$—	$7,533,719
Stock Index Fund	$1,621,036	$—	$—	$1,621,036
Value Fund	$14,318,699	$1,464,223	$—	$15,782,922
Growth Fund	$513,809	$8,165,545	$—	$8,679,354
Small-Company Stock Fund	$4,367,901	$9,471,340	$—	$13,839,241
International Value Fund	$6,614,230	$—	$—	$6,614,230

Tax character of distributions paid in 2013 was as follows:

	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$20,433	$—	$—	$20,433
Short-Term Government Securities Fund	$879,796	$20,696	$2,424	$902,916
Short-Term Bond Fund	$7,715,742	$—	$—	$7,715,742
Stock Index Fund	$1,357,830	$—	$—	$1,357,830
Value Fund	$13,365,968	$—	$—	$13,365,968
Growth Fund	$165,736	$2,288,607	$—	$2,454,343
Small-Company Stock Fund	$3,502,453	$—	$—	$3,502,453
International Value Fund	$3,630,196	$—	$—	$3,630,196

The tax character of distributable earnings/(accumulated losses) at December 31, 2014 was as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation	Capital Loss Carryforward/ Late Year Loss Deferral
Daily Income Fund	$—	$—	$—	$—
Short-Term Government Securities Fund	$—	$—	$182,094	$—
Short-Term Bond Fund	$365	$—	$3,808,561	$(421,109)[1]
Stock Index Fund	$—	$—	$66,823,847	$(7,939,744)[2]
Value Fund	$—	$—	$465,331,564	$—
Growth Fund	$67,576	$1,128,570	$20,206,675	$—
Small-Company Stock Fund	$—	$—	$329,066,696	$—
International Value Fund	$—	$—	$11,445,853	$(26,646,890)[3]

1	Short-Term Bond Fund : $421,109 expires in 2018.
2	Stock Index Fund: $2,916,408 expires in 2016, $1,852,602 expires in 2017, $2,955,984 expires in 2018, and $214,750 of long-term has no expiration.
3	International Value Fund: Late year loss deferral $50,218. $359,970 expires in 2016, $16,584,336 expires in 2017, $5,368,193 expires in 2018, and $1,662,331 of short-term and $2,621,842 of long-term have no expiration.

Short-Term Bond Fund, Stock Index Fund, Value Fund and International Value Fund utilized $41,276, $1,288,752, $4,691,402, and $2,026,630 of capital loss carryforwards, respectively, in 2014.

74	Notes to Financial Statements

Notes to Financial Statements (Continued)

At December 31, 2014, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Daily Income Fund	$196,757,752	$—	$—	$—
Short-Term Government Securities Fund	$76,261,113	$498,717	$(316,623)	$182,094
Short-Term Bond Fund	$566,216,709	$7,679,884	$(3,871,323)	$3,808,561
Value Fund	$472,815,600	$470,118,531	$(4,786,967)	$465,331,564
Growth Fund	$73,946,092	$22,023,798	$(1,817,123)	$20,206,675
Small-Company Stock Fund	$729,296,504	$344,279,996	$(15,213,300)	$329,066,696
International Value Fund	$195,191,168	$27,774,063	$(16,299,199)	$11,474,864

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

4. Investment Transactions

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31, 2014, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	$6,782,801	$7,055,355
Short-Term Bond Fund	$199,430,461	$112,261,941
Value Fund	$60,338,626	$18,570,866
Growth Fund	$52,493,303	$40,927,129
Small-Company Stock Fund	$164,820,958	$26,343,762
International Value Fund	$72,351,013	$50,231,905

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2014, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	$8,441,704	$7,464,460
Short-Term Bond Fund	$36,588,168	$11,447,865

5. Related Parties

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Value Fund.

T. Rowe Price Associates, Inc. (“T. Rowe”) is the subadvisor for the Growth Fund and Mercator Asset Management, L.P. (“Mercator”) is the subadvisor for the International Value Fund. The subadvisors select, buy, and sell securities under the oversight of RE Advisers and the Board of Directors. RE Advisers pays the subadvisors from the fees it receives from the Funds.

Notes to Financial Statements	75

Notes to Financial Statements (Continued)

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.05% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.

RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Value Fund.

On August 14, 2009, RE Advisers agreed to waive fees and/or reimburse expenses, if necessary, in order to assist the Daily Income Fund in maintaining a minimum yield. The temporary waiver continued from 2010 through the date of issuance of this report.

Pursuant to the Expense Limitation Agreement, management fees waived for the period ended December 31, 2014, amounted to $1,049,974 for Daily Income Fund and $20,195 for Growth Fund. Additionally, RE Advisers paid the Daily Income Fund $150,822 during the period for expense reimbursements.

Through April 30, 2013, the Stock Index, Value, Growth, Small-Company Stock, and International Value Funds each received a 2% redemption fee on shares sold within 30 days of purchase. Effective May 1, 2013, this redemption fee was eliminated. None of the Funds currently assess a redemption fee.

Under a Deferred Compensation Plan (the “Plan”), Independent Directors of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent Director’s deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director and Board meeting expenses on the Statement of Operations.

The Funds’ shares are sold through channels including financial intermediaries that may establish a single, omnibus account with the beneficial owners being individual accounts within the financial intermediary. As of December 31, 2014, there was one such account in the Value Fund, accounting for 18% of the outstanding shares and four such accounts in the Small-Company Stock Fund, accounting for 29%, 15%, 14% and 12% of the outstanding shares, respectively. Additionally, 73% of the outstanding shares of the International Value Fund are held in a retirement plan account for the benefit of its participants.

6. Other

The Funds may carry a temporary overdrawn balance in their accounts with State Street Bank and Trust Company, the custodian. These amounts are reflected on the Statement of Assets and Liabilities as “Due to Custodian.” There are no other borrowing agreements in place with State Street Bank or any other financial institution. Temporary overdrafts are assessed interest at the prime rate, which was 3.25% at December 31, 2014. The amount of temporary overdrafts during the year was not material.

76	Notes to Financial Statements

Notes to Financial Statements (Continued)

7. Capital Share Transactions

As of December 31, 2014, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund. Transactions in capital shares were as follows:

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Period Ended December 31, 2014
In Dollars
Daily Income Fund	$107,567,680	$20,305	$107,587,985	$(123,118,323)	$(15,530,338)
Short-Term Government Securities Fund	$10,130,485	$770,184	$10,900,669	$(20,398,585)	$(9,497,916)
Short-Term Bond Fund	$132,512,687	$7,388,128	$139,900,815	$(106,070,703)	$33,830,112
Stock Index Fund	$16,184,681	$1,609,483	$17,794,164	$(16,755,220)	$1,038,944
Value Fund	$116,770,643	$15,540,554	$132,311,197	$(107,067,083)	$25,244,114
Growth Fund	$28,753,850	$8,624,694	$37,378,544	$(17,058,269)	$20,320,275
Small-Company Stock Fund	$367,210,570	$13,351,705	$380,562,275	$(229,021,212)	$151,541,063
International Value Fund	$42,195,331	$6,607,729	$48,803,060	$(29,122,375)	$19,680,685
In Shares
Daily Income Fund	107,567,680	20,305	107,587,985	(123,118,323)	(15,530,338)
Short-Term Government Securities Fund	1,946,519	147,970	2,094,489	(3,922,846)	(1,828,357)
Short-Term Bond Fund	25,272,096	1,408,893	26,680,989	(20,235,879)	6,445,110
Stock Index Fund	1,127,870	104,991	1,232,861	(1,166,911)	65,950
Value Fund	2,451,657	311,019	2,762,676	(2,237,043)	525,633
Growth Fund	3,555,344	1,103,253	4,658,597	(2,101,288)	2,557,309
Small-Company Stock Fund	9,918,888	339,911	10,258,799	(6,207,162)	4,051,637
International Value Fund	5,297,414	921,578	6,218,992	(3,662,175)	2,556,817

Year Ended December 31, 2013
In Dollars
Daily Income Fund	$129,779,688	$20,065	$129,799,753	$(126,008,054)	$3,791,699
Short-Term Government Securities Fund	$15,840,723	$877,264	$16,717,987	$(23,279,735)	$(6,561,748)
Short-Term Bond Fund	$193,775,301	$7,514,262	$201,289,563	$(90,792,922)	$110,496,641
Stock Index Fund	$19,752,587	$1,348,412	$21,100,999	$(11,822,266)	$9,278,733
Value Fund	$100,545,390	$12,563,834	$113,109,224	$(97,728,508)	$15,380,716
Growth Fund	$23,925,412	$2,444,697	$26,370,109	$(10,910,715)	$15,459,394
Small-Company Stock Fund	$389,482,681	$3,186,693	$392,669,374	$(121,195,259)	$271,474,115
International Value Fund	$32,016,846	$3,615,203	$35,632,049	$(27,133,518)	$8,498,531
In Shares
Daily Income Fund	129,779,688	20,065	129,799,753	(126,008,054)	3,791,699
Short-Term Government Securities Fund	3,020,796	167,566	3,188,362	(4,444,578)	(1,256,216)
Short-Term Bond Fund	37,025,624	1,435,827	38,461,451	(17,356,172)	21,105,279
Stock Index Fund	1,617,306	98,153	1,715,459	(965,292)	750,167
Value Fund	2,481,032	295,235	2,776,267	(2,433,185)	343,082
Growth Fund	3,459,874	308,673	3,768,547	(1,630,116)	2,138,431
Small-Company Stock Fund	12,161,540	86,458	12,247,998	(3,726,112)	8,521,886
International Value Fund	4,356,777	444,676	4,801,453	(3,647,591)	1,153,862

Notes to Financial Statements	77

Directors and Officers

Independent   |   (Unaudited)

Each Director serves until his resignation or until his successor is duly elected and qualified. The Statement of Additional Information (“SAI”) has additional information about the Funds’ Directors and officers and is available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030.

Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
James F. Perna
4301 Wilson Boulevard Arlington, VA 22203 12/01/47	Director; Chairman of the Board; Member of Audit Committee; Member of Compensation Committee	1990-Present	Solo Practitioner (attorney) (2008-Present) Partner, Krooth & Altman LLP (1981-2007)	8	None
Douglas W. Johnson
4301 Wilson Boulevard Arlington, VA 22203 06/02/55	Director; Chairman of Audit Committee; Member of Compensation Committee	2003-Present	CEO, Blue Ridge (Electric Membership Corporation) (1979-Present)	8	None
Kenneth R. Meyer
4301 Wilson Boulevard Arlington, VA 22203 08/11/44	Director; Chairman of Compensation Committee; Member of Audit Committee	2005-Present	Retired (2004-Present)	8	None
Anthony M. Marinello
4301 Wilson Boulevard Arlington, VA 22203 04/13/46	Director; Member of Audit Committee; Member of Compensation Committee	1990-Present	Retired (2004-Present)	8	None
Sheldon C. Petersen
4301 Wilson Boulevard Arlington, VA 22203 02/21/53	Director; Member of Audit Committee; Member of Compensation Committee	2005-Present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-Present)	8	None
Mark Rose
4301 Wilson Boulevard Arlington, VA 22203 04/19/53	Director; Member of Audit Committee; Member of Compensation Committee	2005-Present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-Present)	8	None
Peter J. Tonetti
4301 Wilson Boulevard Arlington, Virginia 22203 02/11/53	Director; Member of Audit Committee; Member of Compensation Committee	2010-Present	Chief Investment Officer, Hamilton College (2008-Present) Senior Director, Pension Finance and Investments at Philips Electrics North America Corporation (electronics manufacturer) (1988-2008)	8	None

78	Directors and Officers

Directors and Officers

Independent   |   (Unaudited)

Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Anthony C. Williams
4301 Wilson Boulevard Arlington, VA 22203 01/02/42	Director; Member of Audit Committee; Member of Compensation Committee	1990-Present	Retired (2000-Present)	8	None

Directors and Officers	79

Directors and Officers

Interested   |   (Unaudited)

Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Stephen J. Kaszynski(1)
4301 Wilson Boulevard Arlington, Virginia, 22203 3/10/54	Director, President; Chief Executive Officer	2015-Present	President, Chief Executive Officer and Director, RE Advisers (2015-Present); Vice President and Portfolio Manager, Eaton Vance Corporation (2008-2014).	8	RE Advisers
Peter R. Morris(2)
4301 Wilson Boulevard Arlington, VA 22203 09/28/48	Director	1990-Present	Retired (2015-Present); Vice President and Chief Investment Officer,NRECA (1988-2015); Vice President and Director, RE Investment Corporation (1990-2015); President and Director, RE Advisers Corporation (2002-2015).	8	None
Cynthia L. Dove
4301 Wilson Boulevard Arlington, Virginia 22203 04/05/60	Vice President; Chief Operations Officer	2010-Present	Director, Investment Services, NRECA (1998-Present); President and Director, RE Investment Corporation (2015-Present); Director, RE Advisers Corporation (2015-Present); Vice President, RE Advisers Corporation (2012-Present); Vice President, RE Investment Corporation (2012-2015).	Not Applicable	Not Applicable
Danielle C. Sieverling
4301 Wilson Boulevard Arlington, VA 22203 02/25/71	Chief Compliance Officer	2005-Present

Vice President and Chief Risk and Compliance Officer, NRECA (2008-2015) Vice President and Director, RE Investment Corporation (2015-Present); Chief Compliance Officer, RE Advisers Corporation (2005-Present); Vice President of Management Advisory Services, NRECA (2008-2015), Chief Compliance Officer, RE Investment Corporation (2005-2014).

				Not Applicable	Not Applicable
Kelly B. Whetstone
4301 Wilson Boulevard Arlington, VA 22203 11/21/77	Secretary	2008-Present

Counsel and Senior Director of Securities Compliance, NRECA (2012-Present); Chief Compliance Officer, RE Investment Corporation (2014-Present); Secretary, RE Advisers Corporation (2008-Present); Secretary, RE Investment Corporation (2008-2014). Counsel and Director of Compliance, NRECA (2007-2012).

				Not Applicable	Not Applicable
Amy M. DiMauro
4301 Wilson Boulevard Arlington, VA 22203 07/29/71	Treasurer	2007-Present

Director, Finance and Accounting-Mutual Funds (2014-Present); Treasurer and Director, RE Investment Corporation (2007-Present); Treasurer and Director, RE Advisers Corporation (2010-Present); Treasurer and Director, Electric Cooperative Life Insurance Company (2013-Present); Treasurer and Director, Cooperating Insurance Services, Inc. (2013-Present); Director, Daily Pricing, NRECA (2007-2014).

				Not Applicable	Not Applicable

(1)	Mr. Kaszynski is a director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kaszynski is the President, Chief Executive Officer and a director of RE Advisers, Homestead Funds’ investment adviser.

(2)	Mr. Morris is a director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Morris was previously the Vice President and a director of RE Investment Corporation, Homestead Funds’ distributor, President and a director of RE Advisers, Homestead Funds’ investment adviser, and the President and Chief Executive Officer of Homestead Funds. Mr. Morris also was a Vice President and Chief Investment Officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers.

80	Directors and Officers

Portfolio of Investments

S&P 500 Stock Master Portfolio  |  December 31, 2014

Common Stocks | 99.1% of net assets

Aerospace & Defense | 2.6%	Shares	Value
The Boeing Co.	206,939	$26,897,931
General Dynamics Corp.	98,264	13,523,092
Honeywell International, Inc.	244,308	24,411,256
L-3 Communications Holdings, Inc.	26,580	3,354,662
Lockheed Martin Corp.	83,821	16,141,410
Northrop Grumman Corp.	63,052	9,293,234
Precision Castparts Corp.	44,490	10,716,751
Raytheon Co.	96,253	10,411,687
Rockwell Collins, Inc.	41,506	3,506,427
Textron, Inc.	86,183	3,629,166
United Technologies Corp.	264,606	30,429,690
Total Aerospace & Defense		152,315,306

Air Freight & Logistics | 0.8%
C.H. Robinson Worldwide, Inc.	45,692	3,421,874
Expeditors International of Washington, Inc.	60,272	2,688,734
FedEx Corp.	82,220	14,278,325
United Parcel Service, Inc., Class B	217,552	24,185,256
Total Air Freight & Logistics		44,574,189

Airlines | 0.4%
Delta Air Lines, Inc.	261,234	12,850,100
Southwest Airlines Co.	211,864	8,966,085
Total Airlines		21,816,185

Auto Components | 0.4%
BorgWarner, Inc.	70,922	3,897,164
Delphi Automotive PLC	92,422	6,720,928
The Goodyear Tire & Rubber Co.	85,485	2,442,307
Johnson Controls, Inc.	207,904	10,050,079
Total Auto Components		23,110,478

Automobiles | 0.7%
Ford Motor Co.	1,201,252	18,619,406
General Motors Co.	421,197	14,703,987
Harley-Davidson, Inc.	66,891	4,408,786
Total Automobiles		37,732,179

Banks | 6.0%
Bank of America Corp.	3,282,141	58,717,502
BB&T Corp.	224,788	8,742,005
Citigroup, Inc.	945,489	51,160,410
Comerica, Inc.	56,146	2,629,879
Fifth Third Bancorp	257,231	5,241,082
Huntington Bancshares, Inc.	253,679	2,668,703
JPMorgan Chase & Co.	1,166,705	73,012,399
KeyCorp	270,465	3,759,464
M&T Bank Corp.	41,228	5,179,061
The PNC Financial Services Group, Inc. (a)	164,243	14,983,889
Regions Financial Corp.	429,537	4,535,911
SunTrust Banks, Inc.	162,775	6,820,272
US Bancorp	558,492	25,104,215

Banks | 6.0% (Continued)	Shares	Value
Wells Fargo & Co.	1,473,360	$80,769,595
Zions Bancorporation	63,329	1,805,510
Total Banks		345,129,897

Beverages | 2.1%
Brown-Forman Corp., Class B	48,843	4,290,369
The Coca-Cola Co.	1,230,312	51,943,773
Coca-Cola Enterprises, Inc.	69,436	3,070,460
Constellation Brands, Inc., Class A (b)	52,364	5,140,574
Dr Pepper Snapple Group, Inc.	60,587	4,342,876
Molson Coors Brewing Co., Class B	49,725	3,705,507
Monster Beverage Corp. (b)	44,990	4,874,666
PepsiCo, Inc.	467,102	44,169,165
Total Beverages		121,537,390

Biotechnology | 2.9%
Alexion Pharmaceuticals, Inc. (b)	61,882	11,450,026
Amgen, Inc.	237,401	37,815,605
Biogen Idec, Inc. (b)	73,702	25,018,144
Celgene Corp. (b)	249,270	27,883,342
Gilead Sciences, Inc. (b)	470,847	44,382,038
Regeneron Pharmaceuticals, Inc. (b)	23,162	9,502,211
Vertex Pharmaceuticals, Inc. (b)	75,062	8,917,366
Total Biotechnology		164,968,732

Building Products | 0.1%
Allegion PLC	29,833	1,654,538
Masco Corp.	111,164	2,801,333
Total Building Products		4,455,871

Capital Markets | 2.3%
Affiliated Managers Group, Inc. (b)	17,342	3,680,666
Ameriprise Financial, Inc.	57,602	7,617,864
The Bank of New York Mellon Corp.	351,360	14,254,675
BlackRock, Inc. (a)	39,755	14,214,798
The Charles Schwab Corp.	358,605	10,826,285
E*Trade Financial Corp. (b)	90,112	2,185,667
Franklin Resources, Inc.	122,316	6,772,637
The Goldman Sachs Group, Inc.	126,425	24,504,958
Invesco Ltd.	134,346	5,309,354
Legg Mason, Inc.	31,362	1,673,790
Morgan Stanley	476,489	18,487,773
Northern Trust Corp.	69,082	4,656,127
State Street Corp.	130,315	10,229,727
T. Rowe Price Group, Inc.	80,969	6,951,998
Total Capital Markets		131,366,319

Chemicals | 2.4%
Air Products & Chemicals, Inc.	60,025	8,657,406
Airgas, Inc.	20,978	2,416,246
CF Industries Holdings, Inc.	15,520	4,229,821
The Dow Chemical Co.	345,784	15,771,208
E.I. du Pont de Nemours & Co.	282,762	20,907,422
Eastman Chemical Co.	46,305	3,512,697

The accompanying notes are an integral part of these financial statements.	Appendix	81

Portfolio of Investments  |   S&P 500 Stock Master Portfolio  |  December 31, 2014 (Continued)

Common Stocks | 99.1% of net assets (Continued)

Chemicals | 2.4% (Continued)	Shares	Value
Ecolab, Inc.	84,294	$8,810,409
FMC Corp.	41,582	2,371,421
International Flavors & Fragrances, Inc.	25,300	2,564,408
LyondellBasell Industries NV, Class A	129,710	10,297,677
Monsanto Co.	151,074	18,048,811
The Mosaic Co.	98,531	4,497,940
PPG Industries, Inc.	42,843	9,903,159
Praxair, Inc.	90,933	11,781,280
The Sherwin-Williams Co.	25,472	6,700,155
Sigma-Aldrich Corp.	37,166	5,101,777
Total Chemicals		135,571,837

Commercial Services & Supplies | 0.5%
The ADT Corp. (c)	54,451	1,972,760
Cintas Corp.	30,294	2,376,261
Iron Mountain, Inc.	58,178	2,249,161
Pitney Bowes, Inc.	62,973	1,534,652
Republic Services, Inc.	78,769	3,170,452
Stericycle, Inc. (b)	26,500	3,473,620
Tyco International PLC	130,631	5,729,476
Waste Management, Inc.	132,936	6,822,276
Total Commercial Services & Supplies		27,328,658

Communications Equipment | 1.7%
Cisco Systems, Inc.	1,595,924	44,390,626
F5 Networks, Inc. (b)	23,003	3,001,086
Harris Corp.	32,674	2,346,647
Juniper Networks, Inc.	120,208	2,683,043
Motorola Solutions, Inc.	66,132	4,436,135
QUALCOMM, Inc.	518,913	38,570,803
Total Communications Equipment		95,428,340

Construction & Engineering | 0.1%
Fluor Corp.	48,735	2,954,803
Jacobs Engineering Group, Inc. (b)	40,774	1,822,190
Quanta Services, Inc. (b)	67,916	1,928,135
Total Construction & Engineering		6,705,128

Construction Materials | 0.1%
Martin Marietta Materials, Inc.	19,310	2,130,279
Vulcan Materials Co.	41,095	2,701,175
Total Construction Materials		4,831,454

Consumer Finance | 0.9%
American Express Co.	277,726	25,839,627
Capital One Financial Corp.	173,533	14,325,149
Discover Financial Services	141,549	9,270,044
Navient Corp.	128,083	2,767,874
Total Consumer Finance		52,202,694

Containers & Packaging | 0.2%
Avery Dennison Corp.	28,456	1,476,297
Ball Corp.	42,751	2,914,336

Containers & Packaging | 0.2% (Continued)	Shares	Value
MeadWestvaco Corp.	52,058	$2,310,855
Owens-Illinois, Inc. (b)	51,591	1,392,441
Sealed Air Corp.	65,833	2,793,294
Total Containers & Packaging		10,887,223

Distributors | 0.1%
Genuine Parts Co.	47,701	5,083,496
Total Distributors		5,083,496

Diversified Consumer Services | 0.1%
H&R Block, Inc.	85,861	2,891,798
Total Diversified Consumer Services		2,891,798

Diversified Financial Services | 2.1%
Berkshire Hathaway, Inc., Class B (b)	569,124	85,453,969
CME Group, Inc.	98,813	8,759,772
IntercontinentalExchange Group, Inc.	35,178	7,714,184
Leucadia National Corp.	98,871	2,216,688
McGraw-Hill Financial, Inc.	84,728	7,539,097
Moody’s Corp.	57,303	5,490,200
The NASDAQ OMX Group, Inc.	36,675	1,758,933
Total Diversified Financial Services		118,932,843

Diversified Telecommunication Services | 2.3%
AT&T, Inc.	1,618,840	54,376,836
CenturyLink, Inc.	178,101	7,049,237
Frontier Communications Corp.	312,679	2,085,569
Level 3 Communications, Inc. (b)	87,015	4,296,801
Verizon Communications, Inc.	1,295,113	60,585,386
Windstream Holdings, Inc. (c)	188,254	1,551,213
Total Diversified Telecommunication Services		129,945,042

Electric Utilities | 1.8%
American Electric Power Co., Inc.	152,681	9,270,790
Duke Energy Corp.	220,738	18,440,453
Edison International	101,676	6,657,744
Entergy Corp.	56,321	4,926,961
Exelon Corp.	268,222	9,945,672
FirstEnergy Corp.	131,313	5,119,894
NextEra Energy, Inc.	136,220	14,478,824
Northeast Utilities	98,861	5,291,041
Pepco Holdings, Inc.	78,597	2,116,617
Pinnacle West Capital Corp.	34,462	2,354,099
PPL Corp.	207,551	7,540,328
The Southern Co.	280,818	13,790,972
Xcel Energy, Inc.	157,807	5,668,427
Total Electric Utilities		105,601,822

Electrical Equipment | 0.6%
AMETEK, Inc.	76,743	4,038,984
Eaton Corp. PLC	148,113	10,065,760
Emerson Electric Co.	216,502	13,364,668

82	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |   S&P 500 Stock Master Portfolio  |  December 31, 2014 (Continued)

Common Stocks | 99.1% of net assets (Continued)

Electrical Equipment | 0.6% (Continued)	Shares	Value
Rockwell Automation, Inc.	42,385	$4,713,212
Total Electrical Equipment		32,182,624

Electronic Equipment, Instruments & Components | 0.4%
Amphenol Corp., Class A	96,606	5,198,369
Corning, Inc.	400,118	9,174,706
FLIR Systems, Inc.	44,007	1,421,866
TE Connectivity Ltd.	126,914	8,027,310
Total Electronic Equipment, Instruments & Components		23,822,251

Energy Equipment & Services | 1.3%
Baker Hughes, Inc.	135,081	7,573,992
Cameron International Corp. (b)	61,647	3,079,268
Diamond Offshore Drilling, Inc. (c)	20,866	765,991
Ensco PLC, Class A	73,106	2,189,525
FMC Technologies, Inc. (b)	72,923	3,415,713
Halliburton Co.	264,476	10,401,841
Helmerich & Payne, Inc.	33,777	2,277,245
Nabors Industries Ltd.	89,849	1,166,240
National Oilwell Varco, Inc.	134,372	8,805,397
Noble Corp. PLC	78,948	1,308,168
Schlumberger Ltd.	401,621	34,302,450
Transocean Ltd. (c)	106,260	1,947,746
Total Energy Equipment & Services		77,233,576

Food & Staples Retailing | 2.5%
Costco Wholesale Corp.	136,621	19,366,027
CVS Health Corp.	357,798	34,459,525
The Kroger Co.	153,259	9,840,760
Safeway, Inc.	71,890	2,524,777
Sysco Corp.	183,463	7,281,646
Wal-Mart Stores, Inc.	492,911	42,331,197
Walgreens Boots Alliance, Inc.	271,498	20,688,148
Whole Foods Market, Inc.	112,166	5,655,410
Total Food & Staples Retailing		142,147,490

Food Products | 1.6%
Archer-Daniels-Midland Co.	200,914	10,447,528
Campbell Soup Co.	55,898	2,459,512
ConAgra Foods, Inc.	132,572	4,809,712
General Mills, Inc.	188,451	10,050,092
The Hershey Co.	46,197	4,801,254
Hormel Foods Corp.	41,923	2,184,188
The J.M. Smucker Co.	31,771	3,208,236
Kellogg Co.	78,690	5,149,474
Keurig Green Mountain, Inc.	37,918	5,020,154
Kraft Foods Group, Inc.	183,791	11,516,344
McCormick & Co., Inc.	40,307	2,994,810
Mead Johnson Nutrition Co.	63,047	6,338,745
Mondelez International, Inc., Class A	524,286	19,044,689
Tyson Foods, Inc., Class A	91,436	3,665,669
Total Food Products		91,690,407

Gas Utilities | 0.0%	Shares	Value
AGL Resources, Inc.	37,307	$2,033,605
Total Gas Utilities		2,033,605

Health Care Equipment & Supplies | 2.2%
Abbott Laboratories	469,943	21,156,834
Baxter International, Inc.	169,143	12,396,490
Becton Dickinson & Co.	59,912	8,337,354
Boston Scientific Corp. (b)	413,950	5,484,838
C.R. Bard, Inc.	23,373	3,894,409
CareFusion Corp. (b)	63,632	3,775,923
Covidien PLC	141,308	14,452,982
DENTSPLY International, Inc.	44,211	2,355,120
Edwards Lifesciences Corp. (b)	33,382	4,252,199
Intuitive Surgical, Inc. (b)	11,314	5,984,427
Medtronic, Inc.	307,196	22,179,551
St. Jude Medical, Inc.	89,224	5,802,237
Stryker Corp.	93,272	8,798,348
Varian Medical Systems, Inc. (b)	31,217	2,700,583
Zimmer Holdings, Inc.	52,850	5,994,247
Total Health Care Equipment & Supplies		127,565,542

Health Care Providers & Services | 2.3%
Aetna, Inc.	109,779	9,751,669
AmerisourceBergen Corp.	64,854	5,847,237
Anthem Inc.	84,258	10,588,703
Cardinal Health, Inc.	103,307	8,339,974
Cigna Corp.	81,650	8,402,601
DaVita HealthCare Partners, Inc. (b)	53,648	4,063,300
Express Scripts Holding Co. (b)	229,067	19,395,103
Humana, Inc.	47,896	6,879,302
Laboratory Corp. of America Holdings (b)	26,361	2,844,352
McKesson Corp.	72,368	15,022,149
Patterson Cos., Inc.	26,660	1,282,346
Quest Diagnostics, Inc.	45,099	3,024,339
Tenet Healthcare Corp. (b)	30,661	1,553,593
UnitedHealth Group, Inc.	299,562	30,282,723
Universal Health Services, Inc., Class B	28,421	3,162,120
Total Health Care Providers & Services		130,439,511

Health Care Technology | 0.1%
Cerner Corp. (b)	94,840	6,132,354
Total Health Care Technology		6,132,354

Hotels, Restaurants & Leisure | 1.6%
Carnival Corp.	140,560	6,371,585
Chipotle Mexican Grill, Inc. (b)	9,679	6,625,372
Darden Restaurants, Inc.	41,388	2,426,579
Marriott International, Inc., Class A	66,343	5,176,744
McDonald’s Corp.	303,749	28,461,281
Royal Caribbean Cruises Ltd.	52,115	4,295,840
Starbucks Corp.	233,536	19,161,629
Starwood Hotels & Resorts Worldwide, Inc.	55,748	4,519,490
Wyndham Worldwide Corp.	38,484	3,300,388
Wynn Resorts Ltd.	25,278	3,760,355

The accompanying notes are an integral part of these financial statements.	Appendix	83

Portfolio of Investments  |   S&P 500 Stock Master Portfolio  |  December 31, 2014 (Continued)

Common Stocks | 99.1% of net assets (Continued)

Hotels, Restaurants & Leisure | 1.6% (Continued)	Shares	Value
Yum! Brands, Inc.	136,511	$9,944,826
Total Hotels, Restaurants & Leisure		94,044,089

Household Durables | 0.4%
D.R. Horton, Inc.	103,521	2,618,046
Garmin Ltd.	37,679	1,990,582
Harman International Industries, Inc.	21,378	2,281,246
Leggett & Platt, Inc.	42,938	1,829,588
Lennar Corp., Class A	55,715	2,496,589
Mohawk Industries, Inc. (b)	19,335	3,003,886
Newell Rubbermaid, Inc.	84,642	3,224,014
PulteGroup, Inc.	104,201	2,236,153
Whirlpool Corp.	24,301	4,708,076
Total Household Durables		24,388,180

Household Products | 2.0%
The Clorox Co.	40,381	4,208,104
Colgate-Palmolive Co.	267,371	18,499,399
Kimberly-Clark Corp.	116,238	13,430,139
The Procter & Gamble Co.	843,323	76,818,292
Total Household Products		112,955,934

Independent Power & Renewable Electricity Producers | 0.1%
The AES Corp.	204,826	2,820,454
NRG Energy, Inc.	105,501	2,843,252
Total Independent Power & Renewable Electricity Producers		5,663,706

Industrial Conglomerates | 2.3%
3M Co.	200,007	32,865,150
Danaher Corp.	190,792	16,352,782
General Electric Co.	3,134,136	79,199,617
Roper Industries, Inc.	31,256	4,886,876
Total Industrial Conglomerates		133,304,425

Insurance | 2.8%
ACE Ltd.	103,546	11,895,365
Aflac, Inc.	140,671	8,593,591
The Allstate Corp.	130,922	9,197,271
American International Group, Inc.	436,933	24,472,617
Aon PLC	89,003	8,440,155
Assurant, Inc.	21,944	1,501,628
The Chubb Corp.	73,609	7,616,323
Cincinnati Financial Corp.	45,930	2,380,552
Genworth Financial, Inc., Class A (b)	155,456	1,321,376
Hartford Financial Services Group, Inc.	134,693	5,615,351
Lincoln National Corp.	81,063	4,674,903
Loews Corp.	93,445	3,926,559
Marsh & McLennan Cos., Inc.	168,834	9,664,058
MetLife, Inc.	354,546	19,177,393
Principal Financial Group, Inc.	85,225	4,426,587
The Progressive Corp.	167,123	4,510,650
Prudential Financial, Inc.	142,946	12,930,895

Insurance | 2.8% (Continued)	Shares	Value
Torchmark Corp.	40,171	$2,176,063
The Travelers Cos., Inc.	103,440	10,949,124
Unum Group	78,681	2,744,393
XL Group PLC	80,573	2,769,294
Total Insurance		158,984,148

Internet & Catalog Retail | 1.2%
Amazon.com, Inc. (b)	118,492	36,773,992
Expedia, Inc.	30,804	2,629,430
Netflix, Inc. (b)	18,801	6,422,610
The Priceline Group, Inc. (b)	16,340	18,631,031
TripAdvisor, Inc. (b)	34,785	2,597,048
Total Internet & Catalog Retail		67,054,111

Internet Software & Services | 3.2%
Akamai Technologies, Inc. (b)	55,542	3,496,924
eBay, Inc. (b)	352,834	19,801,044
Facebook, Inc., Class A (b)	652,557	50,912,497
Google, Inc., Class A (b)	88,962	47,208,575
Google, Inc., Class C (b)	88,880	46,786,432
VeriSign, Inc. (b)	34,033	1,939,881
Yahoo!, Inc. (b)	274,994	13,889,947
Total Internet Software & Services		184,035,300

IT Services | 3.3%
Accenture PLC, Class A	195,857	17,491,989
Alliance Data Systems Corp. (b)	19,948	5,706,125
Automatic Data Processing, Inc.	150,442	12,542,350
Cognizant Technology Solutions Corp., Class A (b)	190,031	10,007,033
Computer Sciences Corp.	43,866	2,765,751
Fidelity National Information Services, Inc.	88,622	5,512,288
Fiserv, Inc. (b)	76,158	5,404,933
International Business Machines Corp.	287,259	46,087,834
Mastercard, Inc., Class A	305,827	26,350,054
Paychex, Inc.	101,902	4,704,815
Teradata Corp. (b)	47,779	2,086,987
Total System Services, Inc.	51,618	1,752,947
Visa, Inc., Class A	152,441	39,970,030
The Western Union Co. (c)	163,178	2,922,518
Xerox Corp.	334,988	4,642,934
Total IT Services		187,948,588

Leisure Equipment & Products | 0.1%
Hasbro, Inc.	35,323	1,942,412
Mattel, Inc.	105,728	3,271,753
Total Leisure Equipment & Products		5,214,165

Life Sciences Tools & Services | 0.4%
Agilent Technologies, Inc.	104,074	4,260,790
PerkinElmer, Inc.	35,298	1,543,582
Thermo Fisher Scientific, Inc.	124,843	15,641,579
Waters Corp. (b)	25,982	2,928,691
Total Life Sciences Tools & Services		24,374,642

84	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |   S&P 500 Stock Master Portfolio  |  December 31, 2014 (Continued)

Common Stocks | 99.1% of net assets (Continued)

Machinery | 1.5%	Shares	Value
Caterpillar, Inc.	188,957	$17,295,234
Cummins, Inc.	53,036	7,646,200
Deere & Co.	111,856	9,895,900
Dover Corp.	51,572	3,698,744
Flowserve Corp.	42,478	2,541,459
Illinois Tool Works, Inc.	112,262	10,631,211
Ingersoll-Rand PLC	82,872	5,253,256
Joy Global, Inc.	30,701	1,428,210
PACCAR, Inc.	110,507	7,515,581
Pall Corp.	33,268	3,367,054
Parker Hannifin Corp.	46,388	5,981,733
Pentair PLC	58,316	3,873,349
Snap-on, Inc.	18,131	2,479,233
Stanley Black & Decker, Inc.	48,885	4,696,871
Xylem, Inc.	56,722	2,159,407
Total Machinery		88,463,442

Media | 3.5%
Cablevision Systems Corp., New York Group, Class A (c)	68,289	1,409,485
CBS Corp., Class B	148,834	8,236,474
Comcast Corp., Class A	804,049	46,642,882
DIRECTV (b)	156,740	13,589,358
Discovery Communications, Inc., Class A (b)	46,326	1,595,931
Discovery Communications, Inc., Class C (b)	85,271	2,875,338
Gannett Co., Inc.	70,462	2,249,852
The Interpublic Group of Cos., Inc.	130,333	2,707,016
News Corp., Class A (b)	155,655	2,442,227
Omnicom Group, Inc.	77,472	6,001,756
Scripps Networks Interactive, Inc., Class A	31,681	2,384,629
Time Warner Cable, Inc.	87,539	13,311,180
Time Warner, Inc.	261,705	22,354,841
Twenty-First Century Fox, Inc., Class A	578,746	22,226,740
Viacom, Inc., Class B	115,312	8,677,228
The Walt Disney Co.	486,904	45,861,488
Total Media		202,566,425

Metals & Mining | 0.4%
Alcoa, Inc.	367,869	5,808,651
Allegheny Technologies, Inc.	33,758	1,173,766
Freeport-McMoRan Copper & Gold, Inc.	324,280	7,575,181
Newmont Mining Corp.	155,641	2,941,615
Nucor Corp.	99,547	4,882,780
Total Metals & Mining		22,381,993

Multi-Utilities | 1.2%
Ameren Corp.	75,712	3,492,595
CenterPoint Energy, Inc.	134,112	3,142,244
CMS Energy Corp.	85,827	2,982,488
Consolidated Edison, Inc.	91,401	6,033,380
Dominion Resources, Inc.	182,230	14,013,487
DTE Energy Co.	55,231	4,770,301
Integrys Energy Group, Inc.	24,961	1,943,214
NiSource, Inc.	98,515	4,179,006

Multi-Utilities | 1.2% (Continued)	Shares	Value
PG&E Corp.	148,263	$7,893,522
Public Service Enterprise Group, Inc.	157,921	6,539,509
SCANA Corp.	44,479	2,686,532
Sempra Energy	72,134	8,032,842
TECO Energy, Inc.	73,216	1,500,196
Wisconsin Energy Corp. (c)	70,372	3,711,419
Total Multi-Utilities		70,920,735

Multiline Retail | 0.7%
Dollar General Corp. (b)	94,690	6,694,583
Dollar Tree, Inc. (b)	64,176	4,516,707
Family Dollar Stores, Inc.	29,971	2,374,003
Kohl’s Corp.	63,067	3,849,610
Macy’s, Inc.	107,782	7,086,666
Nordstrom, Inc.	43,953	3,489,429
Target Corp.	198,788	15,089,997
Total Multiline Retail		43,100,995

Oil, Gas & Consumable Fuels | 7.0%
Anadarko Petroleum Corp.	158,055	13,039,537
Apache Corp.	117,519	7,364,916
Cabot Oil & Gas Corp.	128,940	3,817,913
Chesapeake Energy Corp.	161,880	3,167,992
Chevron Corp.	589,995	66,185,639
Cimarex Energy Co.	27,225	2,885,850
ConocoPhillips	384,158	26,529,951
CONSOL Energy, Inc.	71,822	2,428,302
Denbury Resources, Inc.	109,386	889,308
Devon Energy Corp.	120,009	7,345,751
EOG Resources, Inc.	171,027	15,746,456
EQT Corp.	47,277	3,578,869
Exxon Mobil Corp.	1,321,606	122,182,475
Hess Corp.	79,329	5,856,067
Kinder Morgan, Inc.	530,280	22,436,147
Marathon Oil Corp.	210,612	5,958,213
Marathon Petroleum Corp.	87,462	7,894,320
Murphy Oil Corp.	52,059	2,630,021
Newfield Exploration Co. (b)	42,819	1,161,251
Noble Energy, Inc.	112,458	5,333,883
Occidental Petroleum Corp.	242,074	19,513,585
ONEOK, Inc.	64,966	3,234,657
Phillips 66	172,768	12,387,466
Pioneer Natural Resources Co.	46,467	6,916,613
QEP Resources, Inc.	51,445	1,040,218
Range Resources Corp.	52,642	2,813,715
Southwestern Energy Co. (b)	110,187	3,007,003
Spectra Energy Corp.	209,401	7,601,256
Tesoro Corp.	39,416	2,930,580
Valero Energy Corp.	162,704	8,053,848
The Williams Cos., Inc.	209,940	9,434,704
Total Oil, Gas & Consumable Fuels		403,366,506

Paper & Forest Products | 0.1%
International Paper Co.	132,231	7,084,937
Total Paper & Forest Products		7,084,937

The accompanying notes are an integral part of these financial statements.	Appendix	85

Portfolio of Investments  |   S&P 500 Stock Master Portfolio  |  December 31, 2014 (Continued)

Common Stocks | 99.1% of net assets (Continued)

Personal Products | 0.1%	Shares	Value
Avon Products, Inc.	136,022	$1,277,246
The Estee Lauder Cos., Inc., Class A	69,854	5,322,875
Total Personal Products		6,600,121

Pharmaceuticals | 6.2%
AbbVie, Inc.	497,248	32,539,909
Actavis PLC (b)	82,724	21,293,985
Allergan, Inc.	92,972	19,764,917
Bristol-Myers Squibb Co.	517,693	30,559,418
Eli Lilly & Co.	305,792	21,096,590
Hospira, Inc. (b)	52,798	3,233,878
Johnson & Johnson	873,612	91,353,607
Mallinckrodt PLC (b)	36,284	3,593,205
Merck & Co., Inc.	889,775	50,530,322
Mylan, Inc. (b)	116,800	6,584,016
Perrigo Co. PLC	43,929	7,343,172
Pfizer, Inc.	1,966,468	61,255,478
Zoetis, Inc.	156,448	6,731,957
Total Pharmaceuticals		355,880,454

Professional Services | 0.2%
The Dun & Bradstreet Corp.	11,206	1,355,478
Equifax, Inc.	37,650	3,044,755
Nielsen Holdings NV	101,079	4,521,264
Robert Half International, Inc.	42,442	2,477,764
Total Professional Services		11,399,261

Real Estate Investment Trusts (REITs) | 2.3%
American Tower Corp.	123,730	12,230,711
Apartment Investment & Management Co., Class A	45,641	1,695,563
AvalonBay Communities, Inc.	41,196	6,731,015
Boston Properties, Inc.	47,778	6,148,551
Crown Castle International Corp.	104,189	8,199,674
Equity Residential	113,085	8,124,026
Essex Property Trust, Inc.	19,954	4,122,496
General Growth Properties, Inc.	195,825	5,508,557
HCP, Inc.	143,322	6,310,468
Health Care REIT, Inc. (c)	102,259	7,737,939
Host Hotels & Resorts, Inc.	236,333	5,617,635
Kimco Realty Corp.	128,381	3,227,498
The Macerich Co.	43,910	3,662,533
Plum Creek Timber Co., Inc.	54,997	2,353,322
Prologis, Inc.	156,032	6,714,057
Public Storage	45,280	8,370,008
Simon Property Group, Inc.	96,992	17,663,213
Ventas, Inc.	91,391	6,552,735
Vornado Realty Trust	54,486	6,413,547
Weyerhaeuser Co.	163,687	5,874,726
Total Real Estate Investment Trusts (REITs)		133,258,274

Real Estate Management & Development | 0.1%
CBRE Group, Inc., Class A (b)	87,247	2,988,210
Total Real Estate Management & Development		2,988,210

Road & Rail | 1.0%	Shares	Value
CSX Corp.	310,647	$11,254,741
Kansas City Southern	34,438	4,202,469
Norfolk Southern Corp.	96,571	10,585,147
Ryder System, Inc.	16,591	1,540,474
Union Pacific Corp.	277,498	33,058,337
Total Road & Rail		60,641,168

Semiconductors & Semiconductor Equipment | 2.4%
Altera Corp.	95,164	3,515,358
Analog Devices, Inc.	97,147	5,393,602
Applied Materials, Inc.	380,235	9,475,456
Avago Technologies Ltd.	78,924	7,938,965
Broadcom Corp., Class A	168,120	7,284,640
First Solar, Inc. (b)	23,332	1,040,491
Intel Corp.	1,509,032	54,762,771
KLA-Tencor Corp.	51,347	3,610,721
Lam Research Corp.	49,626	3,937,327
Linear Technology Corp.	74,432	3,394,099
Microchip Technology, Inc.	62,707	2,828,713
Micron Technology, Inc. (b)	335,007	11,728,595
NVIDIA Corp.	161,125	3,230,556
Texas Instruments, Inc.	329,692	17,626,983
Xilinx, Inc.	82,563	3,574,152
Total Semiconductors & Semiconductor Equipment		139,342,429

Software | 3.8%
Adobe Systems, Inc. (b)	147,865	10,749,786
Autodesk, Inc. (b)	70,998	4,264,140
CA, Inc.	99,955	3,043,630
Citrix Systems, Inc. (b)	50,258	3,206,460
Electronic Arts, Inc. (b)	97,066	4,563,558
Intuit, Inc.	89,106	8,214,682
Microsoft Corp.	2,572,575	119,496,109
Oracle Corp.	1,009,523	45,398,249
Red Hat, Inc. (b)	58,714	4,059,486
Salesforce.com, Inc. (b)	183,139	10,861,974
Symantec Corp.	215,370	5,525,317
Total Software		219,383,391

Specialty Retail | 2.4%
AutoNation, Inc. (b)	23,326	1,409,124
AutoZone, Inc. (b)	10,002	6,192,338
Bed Bath & Beyond, Inc. (b)	57,805	4,403,007
Best Buy Co., Inc.	90,845	3,541,138
CarMax, Inc. (b)	67,244	4,477,105
GameStop Corp., Class A (c)	33,903	1,145,921
The Gap, Inc.	83,313	3,508,310
The Home Depot, Inc.	411,305	43,174,686
L Brands, Inc.	76,723	6,640,376
Lowe’s Cos., Inc.	303,662	20,891,946
O’Reilly Automotive, Inc. (b)	31,667	6,099,697
PetSmart, Inc.	31,019	2,521,690
Ross Stores, Inc.	65,482	6,172,333
Staples, Inc.	200,024	3,624,435
Tiffany & Co.	35,118	3,752,709
TJX Cos., Inc.	215,005	14,745,043

86	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |   S&P 500 Stock Master Portfolio  |  December 31, 2014 (Continued)

Common Stocks | 99.1% of net assets (Continued)

Specialty Retail | 2.4% (Continued)	Shares	Value
Tractor Supply Co.	42,441	$3,345,200
Urban Outfitters, Inc. (b)	31,260	1,098,164
Total Specialty Retail		136,743,222

Technology Hardware, Storage & Peripherals | 4.7%
Apple, Inc.	1,830,423	202,042,091
EMC Corp.	635,072	18,887,041
Hewlett-Packard Co.	582,447	23,373,598
NetApp, Inc.	97,307	4,033,375
SanDisk Corp.	68,877	6,748,568
Seagate Technology PLC	102,122	6,791,113
Western Digital Corp.	68,141	7,543,209
Total Technology Hardware, Storage & Peripherals		269,418,995

Textiles, Apparel & Luxury Goods | 0.8%
Coach, Inc.	85,994	3,229,934
Fossil Group, Inc. (b)	14,041	1,554,900
Michael Kors Holdings Ltd. (b)	64,257	4,825,701
NIKE, Inc., Class B	217,802	20,941,662
PVH Corp.	25,710	3,295,251
Ralph Lauren Corp.	18,898	3,499,154
Under Armour, Inc., Class A (b)	52,013	3,531,683
VF Corp.	107,821	8,075,793
Total Textiles, Apparel & Luxury Goods		48,954,078

Thrifts & Mortgage Finance | 0.1%
Hudson City Bancorp, Inc.	150,441	1,522,463
People’s United Financial, Inc.	96,350	1,462,593
Total Thrifts & Mortgage Finance		2,985,056

Tobacco | 1.4%
Altria Group, Inc.	616,843	30,391,854
Lorillard, Inc.	112,352	7,071,435
Philip Morris International, Inc.	484,918	39,496,571
Reynolds American, Inc.	96,162	6,180,332
Total Tobacco		83,140,192

Trading Companies & Distributors | 0.2%	Shares	Value
Fastenal Co.	85,104	$4,047,546
United Rentals, Inc. (b)	31,144	3,177,000
W.W. Grainger, Inc.	18,942	4,828,126
Total Trading Companies & Distributors		12,052,672
Total Long-Term Investments (Cost—$3,006,458,952)		5,694,304,085
Short-Term Securities | 1.4% of net assets
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.15% (a)(d)	76,063,771	76,063,771
Prime, SL Agency Shares, 0.13% (a)(d)(e)	6,710,893	6,710,893
Total Short-Term Securities (Cost $82,774,664)		82,774,664

Total Investments (Cost $3,089,233,616) | 100.5%		5,777,078,749

Liabilities in Excess of Other Assets | (0.5)%		(28,500,463)

Net Assets | 100.0%		5,748,578,286
(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares Held at December 31, 2013	Shares Purchased	Shares Sold	Shares Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain
BlackRock Inc	40,465	941	(1,651)	39,755	$14,214,798	$306,154	$115,636
BlackRock Cash Funds: Institutional, SL Agency Shares	92,138,359	—	(16,074,588)[1]	76,063,771	$76,063,771	$114,991	—
BlackRock Cash Funds: Prime, SL Agency Shares	11,657,294	—	(4,946,401)[1]	6,710,893	$6,710,893	$236,557	—
The PNC Financial Services Group, Inc	169,461	4,152	(9,370)	164,243	$14,893,889	$316,687	$182,136

1	Represents net shares sold.

(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	Appendix	87

Portfolio of Investments  |   S&P 500 Stock Master Portfolio  |  December 31, 2014 (Continued)

(c)	Security, or a portion of security, is on loan.

(d)	Represents the current yield as of report date.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
830	S&P 500 E-Mini Index	Chicago Mercantile	March 2015	$85,174,600	$609,987

•	For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1—unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$5,694,304,085	$—	$—	$5,694,304,085
Short-Term Securities:
Money Market Funds	82,774,664	—	—	82,774,664

Total	5,777,078,749	$—	$—	$5,777,078,749

1	See above Schedule of Investments for values in each industry.

88	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |   S&P 500 Stock Master Portfolio  |  December 31, 2014 (Continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$609,987	$—	$—	$609,987

2	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$4,570,000	$—	$—	$4,570,000
Liabilities:
Collateral on securities loaned at value	—	(6,710,893)	—	(6,710,893)

Total	$4,570,000	$(6,710,893)	$—	$(2,140,893)

During the year ended December 31, 2014, there were no transfers between levels.

The accompanying notes are an integral part of these financial statements.	Appendix	89

Statements of Assets And Liabilities

December 31, 2014

Assets
Investments at value—unaffiliated (including securities loaned at value of $6,420,154) (cost—$2,990,305,097)	$5,665,105,398
Investments at value—affiliated (cost—$98,928,519)	111,973,351
Dividends receivable	7,621,075
Cash pledged for financial futures contracts	4,570,000
Contributions receivable from investors	1,040,092
Securities lending income receivable—affiliated	17,925

Total assets	5,790,327,841

Liabilities

Withdrawals payable to investors	33,705,062
Collateral on securities loaned at value	6,710,893
Variation margin payable on financial futures contracts	1,038,673
Investment advisory fees payable	219,938
Officer’s and Trustees’ fees payable	39,807
Professional fees payable	35,182

Total liabilities	41,749,555

Net Assets	$5,748,578,286
Net Assets Consist of

Investors’ capital	3,060,123,166
Net unrealized appreciation/depreciation	2,688,455,120

Net Assets	$5,748,578,286

90	Appendix	The accompanying notes are an integral part of these financial statements.

Statements of Operations

Year Ended December 31, 2014

Investment Income
Dividends—unaffiliated	$110,628,628
Dividends—affiliated	622,841
Securities lending—affiliated—net	236,557
Income—affiliated	114,991
Foreign taxes withheld	(12,900)

Total income	111,590,117

Expenses

Investment advisory	2,752,257
Trustees	160,928
Professional	54,722

Total expenses	2,967,907

Less fees waived by Manager	(270,108)

Total Expenses After Fees Reimbursed	2,697,799

Net Investment Income	108,892,318

Realized And Unrealized Gain (Loss)

Net realized gain from:
Investments—unaffiliated	56,968,322
Investments—affiliated	297,772
Financial futures contracts	19,467,250

Net Realized Gain	76,733,344
Net change in unrealized appreciation/depreciation on:
Investments	527,636,489
Financial futures contracts	(67,373)

Net Change In Unrealized Appreciation/Depreciation	527,569,116

Total Realized And Unrealized Gain	604,302,460

Net Increase In Net Assets Resulting From Operations	$713,194,778

The accompanying notes are an integral part of these financial statements.	Appendix	91

Statements of Changes in Net Assets

	Year Ended December 31,
	2014	2013
Increase (Decrease) In Net Assets

Operations

Net investment income	$108,892,318	$82,885,589
Net realized gain	76,733,344	8,349,909
Net change in unrealized appreciation/depreciation	527,569,116	992,927,582

Net increase in net assets resulting from operations	713,194,778	1,084,163,080

Capital Transactions

Proceeds from contributions	539,481,303	3,187,732,511
Value of withdrawals	(775,228,002)	(718,697,605)

Net increase (decrease) in net assets derived from capital transactions	(235,746,699)	2,469,034,906

Net Assets

Total increase in net assets	477,448,079	3,553,197,986
Beginning of year	5,271,130,207	1,717,932,221

End of year	$5,748,578,286	$5,271,130,207

92	Appendix	The accompanying notes are an integral part of these financial statements.

Financial Highlights

S&P 500 Stock Master Portfolio

	For Year Ended December 31,
	2014	2013	2012	2011	2010
Total Return	13.63%	32.33%	15.98%	2.13%	15.06%

Ratio to Average Net Assets

Total expenses	0.05%	0.05%	0.06%	0.06%	0.05%

Total expenses after fees waived and paid indirectly	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	1.98%	2.08%	2.22%	2.08%	2.01%

Supplemental Data
Net assets, end of year (000)	$5,748,578	$5,271,130	$1,717,932	$2,108,316	$2,158,717

Portfolio turnover rate	3%	2%	10%	5%	9%

The accompanying notes are an integral part of these financial statements.	Appendix	93

Notes to Financial Statements

S&P 500 Stock Master Portfolio

1. Organization

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Reorganization: The Board of Trustees of MIP (the “Board”) and the Board of Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”), approved the reorganization of the Target Master Portfolio into the Master Portfolio pursuant to which the Master Portfolio acquired substantially all of the assets and substantially all of the liabilities of the Target Master Portfolio in exchange for beneficial interests of the Master Portfolio (the “Master Reorganization”). The Master Reorganization was approved by the shareholders of each feeder fund that invests its assets in the Target Master Portfolio. The Target Master Portfolio is the surviving entity for tax purposes.

The Target Master Portfolio’s net assets and composition of net assets on April 19, 2013, the valuation date of the reorganization, were as follows:

Net assets	$2,515,780,312
Investors’ capital	$1,709,840,605
Net unrealized appreciation	$805,939,707

For financial reporting purposes, assets received by the Master Portfolio were recorded at fair value. However, the cost basis of the investments being received from the Target Master Portfolio were carried forward to align ongoing reporting of the Master Portfolio’s realized and unrealized gains and losses for tax purposes.

The net assets of the Master Portfolio before the acquisition were $2,116,282,511. The aggregate net assets of the Master Portfolio immediately after the acquisition amounted to $4,632,062,823. The Target Master Portfolio’s fair value and cost of investments prior to the reorganization were as follows:

	Fair Value of Investments	Cost of Investments
Target Master Portfolio	$2,451,677,239	$1,645,737,532

The purpose of this transaction was to combine two portfolios managed by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 22, 2013.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the fiscal reporting period of the Master Portfolio, the pro forma results of operations for the year ended December 31, 2013 are as follows:

•	Net investment income: $98,196,994

•	Net realized and change in unrealized gain on investments: $1,618,199,797

•	Net increase in net assets resulting from operations: $1,716,396,791

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Master Portfolio that have been included in the Master Portfolio’s Statement of Operations since April 22, 2013.

Reorganization costs incurred in connection with the reorganization were expensed by the Master Portfolio and reimbursed by BFA.

2. Significant Accounting Policies

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of the significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial

94	Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Stock Master Portfolio (Continued)

instruments. Investments in open-end registered investment companies are valued at NAV each business day. Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Master Portfolio enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105%

Notes to Financial Statements	Appendix	95

Notes to Financial Statements  |  S&P 500 Stock Master Portfolio (Continued)

for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$793,888	$(793,888)	—
Credit Suisse Securities (USA) LLC	262,046	(262,046)	—
Deutsche Bank Securities Inc.	1,501,193	(1,501,193)	—
Goldman Sachs & Co.	6,269	(6,269)	—
JPMorgan Securities LLC	1,997,848	(1,997,848)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,399	(4,399)	—
Morgan Stanley	27,100	(27,100)	—
National Financial Services LLC	231,209	(231,209)	—
State Street Bank & Trust Co	1,596,202	(1,596,202)	—

Total	$6,420,154	$(6,420,154)	—

[1]	Collateral with a value of $6,710,893 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risk, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge their exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time

96	Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Stock Master Portfolio (Continued)

it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/ depreciation[1]	$609,987

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
Net Realized Gain From
Equity contracts:
Financial futures contracts	$19,467,250

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$(67,373)

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts purchased	$68,679,546

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Master Portfolio. With exchanged traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

5. Investment Advisory Agreement and Other Transactions With Affiliates

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BFA, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

MIP entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL may delegate certain of its administration duties to sub-administrators.

BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For year ended December 31, 2014, the amount waived was $54,437.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees

Notes to Financial Statements	Appendix	97

Notes to Financial Statements  |  S&P 500 Stock Master Portfolio (Continued)

and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2015. The amount of the waiver, if any, is fees reimbursed in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Master Portfolio paid BTC $51,988 in total for securities lending agent services and collateral investment fees.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchase and Sales

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities were $183,690,825 and $312,716,349, respectively.

7. Income Tax Information

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax Cost	$2,743,339,714
Gross unrealized appreciation	$3,458,563,818
Gross unrealized depreciation	$(424,824,783)
Net realized appreciation	$3,033,739,035

8. Bank Borrowings

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Master Portfolio, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Master Portfolio can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the

98	Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Stock Master Portfolio (Continued)

agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expense in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Master Portfolio did not borrow under the credit agreement.

9. Principal Risks

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer, and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Notes to Financial Statements	Appendix	99

Report of Independent Registered Public Accounting Firm

S&P 500 STOCK MASTER PORTFOLIO

To the Board of Trustees of Master Investment Portfolio and the Interestholders of S&P 500 Stock Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and broker, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

100	Appendix

Officers and Trustees

S&P 500 Stock Master Portfolio  |  Independent Trustees2

Name, Address and Year of Birth[1]	Position(s) Held With Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupations(s) During Past Five Years	Number of BlackRock— Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Ronald W. Forbes
1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None
Rodney D. Johnson
1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None
David O. Beim
1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None
Frank J. Fabozzi
1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None
Dr. Matina S. Horner
1939	Trustee	Since 2009	Executive Vice President Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Herbert l. London
1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012	33 RICs consisting of 153 Portfolios	None
Ian A. Mackinnon
1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008	33 RICs consisting of 153 Portfolios	None
Cynthia A. Montgomery
1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Appendix	101

Officers and Trustees

S&P 500 Stock Master Portfolio  |  Independent Trustees2 (Continued)

Name, Address and Year of Birth[1]	Position(s) Held With Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupations(s) During Past Five Years	Number of BlackRock— Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Joseph P. Platt
1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr.
1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None
Toby Rosenblatt
1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Kenneth L. Urish
1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 153 Portfolios	None
Frederick W. Winter
1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None

[1]	The address of each Trustee is c/o BlackRock Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[3]	Date shown is the earliest date a person has served for the Trust/MIP. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust/MIP’s board in 2009, those Trustees first became a members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

102	Appendix

Officers and Trustees

S&P 500 Stock Master Portfolio  |  Interested Trustees4 (Continued)

Name, Address and Year of Birth[1]	Position(s) Held With Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupations(s) During Past Five Years	Number of BlackRock— Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Paul L. Audet
1953	Trustee	Since 2011	Senior Managing Director of BlackRock, and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay
1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	29 RICs consisting of 97 Portfolios	None

[4]	Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

Appendix	103

Officers and Trustees

S&P 500 Stock Master Portfolio  |  Trust/MIP Officers2 (Continued)

Name, Address and Year of Birth[1]	Position(s) Held With the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
John M. Perlowski
1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA
1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern
1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews
1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife
1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park
1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Benjamin Archibald
1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]	The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]	Officers of the MIP serve at the pleasure of the Board.

104	Appendix

PRSRT STD

U.S. POSTAGE

PAID

LANCASTER, PA

PERMIT NO. 1793

homesteadfunds.com  |  800.258.3030  |  4301 Wilson Blvd.  |  Arlington, VA  |  22203

This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2.	Code of Ethics.

Homestead Funds, Inc. has adopted a Senior Officer Code of Ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer, principal financial officer, principal accounting or controller, or persons performing similar functions. The Senior Officer Code of Ethics is available on Homestead Funds, Inc.’s website at www.homesteadfunds.com or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030. During the period covered by this report, no substantive amendments were approved or waivers were granted to the Senior Officer Code of Ethics.

Item 3.	Audit Committee Financial Expert.

The Board of Directors of Homestead Funds, Inc. has determined that the Board’s Audit Committee does not have an “audit committee financial expert” as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee met all five qualifications in the definition, although each of the members of the Audit Committee met some of the qualifications. The Board also determined that because of the collective general financial expertise of the Audit Committee members, as well as the types of funds in Homestead Funds, Inc. and the nature of the accounting and valuation issues they have presented, it did not appear that the Audit Committee as a whole lacked any necessary skill to fulfill the functions of an Audit Committee.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees[1]
	Fiscal Year 2013	$162,000
	Fiscal Year 2014	$168,000

(b)	Audit-Related Fees
	Fiscal Year 2013	$0
	Fiscal Year 2014	$0

(c)	Tax Fees[2]
	Fiscal Year 2013	$13,910
	Fiscal Year 2014	$14,300

(d)	All Other Fees
	Fiscal Year 2013	$0
	Fiscal Year 2014	$0

[1]	These fees were for professional services rendered for the audits of the financial statements of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Growth Fund, including services that are normally provided in connection with the Funds’ statutory and regulatory filings. The 2013 amount was adjusted to reflect additional audit fees billed after the completion of the 2013 audit for additional audit procedures.
[2]	These fees were for (i) the review of client prepared Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund, Value Fund, and Small-Company Stock Fund; and (ii) the review of client prepared distribution requirements.

(e) (1)	The Registrant’s audit committee is directly responsible for approving the services to be provided by the principal accountant.

(2)	None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The National Rural Electric Cooperative Association paid the Funds’ principal accountant $29,842 in 2014 for transaction audit services and $189,167 in 2013 for consulting services related to implementing a new module to the accounting system. The National Rural Electric Cooperative Association is the parent company, hence a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years.

(h)	Homestead Funds’ Audit Committee considered the provision of non-audit services, which were not approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, that the principal accountant rendered to the National Rural Electric Cooperative Association, a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years. The Audit Committee determined that these services were compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) Disclosure Controls and Procedures. The registrant’s principal executive officer and principal financial officer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not required with this filing.

(a)(2)	A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Stephen J. Kaszynski
Stephen J. Kaszynski
President, Chief Executive Officer and Director

Date: March 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen J. Kaszynski
Stephen J. Kaszynski
President, Chief Executive Officer and Director

Date: March 4, 2015

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date: March 4, 2015